Princor Funds Performance


                       Average Annual Total Returns
                           As of March 31, 1995
                       (the latest calendar quarter)

                           1 Year            5 Years             10 Years
                        with    without   with     without     with    without
                       sales    sales    sales     sales      sales    sales
        A Shares of:   charge   charge   charge    charge     charge   charge

Balanced                0.88%    5.85%     8.62%     9.67%     8.81%a    9.53%a
Blue Chip              11.47    16.97      7.26b     8.53b       --       --
Bond                    0.27     5.21      7.93      8.98      8.62a     9.34a
Capital Accumulation    7.15    12.44      9.16     10.21     11.26     11.80
Emerging Growth         6.60    11.85     14.53     15.64     15.40a    16.16a
Government Securities
     Income             0.25     5.19      7.46      8.50      9.14c     9.68c
Growth                  7.71    13.02     14.83     15.94     14.12     14.67
High Yield              1.37     6.37      7.41      8.45      6.81a     7.52a
Tax-Exempt Bond         1.36     6.36      6.64      7.68      6.98d     7.55d
Utilities              -1.88     2.96     -0.64e     1.47e      --        --
World                  -9.48    -5.02      6.63      7.66     10.35     10.89

                                     1 Year(f)
                                  with    without
        B Shares of:              CDSC*    CDSC*

Balanced                         3.60%    7.60%
Blue Chip                        6.21    10.21
Bond                             1.29     5.29
Capital Accumulation             6.68    10.68
Emerging Growth                 10.57    14.57
Government Securities Income     2.30     6.30
Growth                           9.79    13.79
High Yield                       0.82     4.82
Tax-Exempt Bond                  6.40    10.40
Utilities                        1.31     5.31
World                           -6.11    -2.21
   * Contingent Deferred Sales Charge

a Partial period, from effective date 12/18/87
b Partial period, from effective date 3/1/91
c Partial period, from effective date 5/21/85
d Partial period, from effective date 3/20/86
e Partial period, from effective date 12/16/92
f Partial period, from effective date 12/9/94

     Total return represents the overall performance of an investment for a specific period of time, assuming the reinvestment of dividends and capital gains. Average annual total returns for A shares are with and without maximum 4.75% sales charge. Average annual total returns for B shares are with and without maximum 4.0% contingent deferred sales charge.

     Total returns reflect past performance. Past performance does not predict future performance. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Contents
                                      Page
President's Letter.......................1
Comments from the Funds'
   Portfolio Managers....................2
The Wall Street Bear Isn't
Scary ... From A Distance................6

The Princor Growth-Oriented Funds

Financial Statements and Financial
Highlights
   Statements of Assets and
   Liabilities...........................8
   Statements of Operations.............10
   Statements of Changes in
     Net Assets.........................12
   Notes to Financial Statements........14
   Schedules of Portfolio Investments
     Balanced Fund, Inc.................20
     Blue Chip Fund, Inc................22
     Capital Accumulation
       Fund, Inc........................23
     Emerging Growth Fund, Inc..........26
     Growth Fund, Inc...................28
     World Fund, Inc....................31
   Financial Highlights.................36

The Princor Income-Oriented Funds

Financial Statements and Financial
Highlights
   Statements of Assets and
     Liabilities........................40
   Statements of Operations.............42
   Statements of Changes in
     Net Assets.........................44
   Notes to Financial Statements........46
   Schedules of Portfolio Investments
     Bond Fund, Inc.....................52
     Cash Management Fund, Inc..........54
     Government Securities Income
       Fund, Inc........................56
     High Yield Fund, Inc...............59
     Tax-Exempt Bond Fund, Inc..........60
     Tax-Exempt Cash Management
       Fund, Inc........................64
     Utilities Fund, Inc................66
   Financial Highlights.................68
Special Offering of Class A Shares......72
The Princor Family of Mutual
     Funds..............................73

                           A Message from the President

Dear Shareholder

     I am pleased to report that 1995 began on a very positive note for Princor equity and income funds. In contrast, only six months ago, investors were feeling the effects of generally declining stock and bond markets. Today, the environment for both stocks and bonds is improving. Interest rates appear to have stabilized, and the stock market has experienced a strong uptrend.

     In last falls annual report, we reiterated some investment fundamentals to those who may have been uncertain about their investments. It simply stated to invest regularly, focus on the long term and diversify among different asset classes. The message was by no means original or profound. However, most investors who followed the fundamentals are now realizing the positive investment results produced by most funds in recent months. Those same, simple investment fundamentals still apply for today's mutual fund investors.

     Growth in assets for the Princor family of funds continues at a rapid pace. Since the Annual Report in October 1994, assets invested in the Princor funds as of April 30, 1995, have grown from $1.7 billion to almost $2.0 billion.

     Princor continues to develop new products and services so you have more choices when investing for your future. Last December, Princor introduced a new class of Princor fund shares, called Class B shares. The original shares are now known as Class A shares. This dual-class arrangement gives investors a choice of how to pay sales charges. Class A shares feature a maximum 4.75 percent front-end sales charge, a .25 percent annual service fee and no surrender charge. Class B shares have no front-end sales charge, a 1 percent annual service fee and a surrender charge that declines from 4 to 0 percent over a six-year period. Be sure to read more about Class B shares in the prospectus before investing.

     On the following pages are comments by our Princor fund managers on the markets, the economy and other factors affecting how they manage your money. Following the manager comments is a discussion entitled, "The Wall Street Bear Isn't Scary ... From A Distance." This provides some compelling reasons why stock mutual funds may be appropriate for your portfolio.

     Thank you for investing with Princor. If you have any questions about your mutual fund account, please feel free to call us; we're here to serve you.

Sincerely,


Stephan L. Jones
President

MANAGER'S COMMENTS

Princor Management Corporation, the adviser to the Princor funds, is staffed with investment professionals who manage each individual fund. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and recent results of each fund over the past six months. We believe any Princor fund should, under normal circumstances, represent only a portion of an investor's total investments. For most investors a portfolio should be balanced among stocks, bonds, and cash reserves to fit their own needs and risk tolerance. Those who maintain this balanced approach should be aware of the short-term results, but focus on the long term. Past performance is no guarantee of future results. Fund values will fluctuate so that the shares, upon redemption, may be worth more or less than their orginal cost.

Growth-Oriented Funds

Princor Balanced Fund

Judi Vogel

     In recent months economic developments have been driving the bond and stock markets. Through the end of 1994 robust economic growth and higher interest rates orchestrated by the Federal Reserve tended to raise inflation fears, resulting in very low or negative stock and bond returns. So far in 1995, returns in the capital markets have been strongly positive thanks to evidence of a slowdown in the economy, falling interest rates, and surprisingly strong corporate earnings. As a balanced fund, we participate in both the stock and bond markets through investments in common stocks, convertible bonds, U.S. Treasury securities and cash. In December we began a gradual shift from our traditional 60% equities/40% fixed income position to a 50/50 portfolio split. This adjustment is reflective of the favorable relative valuation of bonds versus stocks. Going forward, we expect the economy to experience a typical cycle, complete with a peak of activity in 1996 and subsequent recession. We are currently becoming more defensive in the portfolio, favoring banks, utilities, and growth companies with international exposure.

Princor Blue Chip Fund

Mark Williams

     Companies typically classified as Blue Chip were the beneficiaries of two events during the past six months. As economic indicators showed a slowing economy, investors rotated their investment dollars from cyclical companies to more stable and consistent growth companies that make up the Blue Chip universe. This resulted in higher prices for those companies that have a history of steady earnings growth during economic slowdowns. Additionally, the continued weakness of the dollar allowed these companies to report higher earnings than they normally would. This is due to the currency exchanges large multi-national firms engage in to conduct their day-to-day business. These two events, while helping performance during the past six months, are transitory and should not be counted on to aid any future performance. We continue to select stocks in the manner used since the Fund's inception.

Princor Capital Accumulation Fund

David White

     Our strategy is to invest in common stocks that have the potential to produce above average returns for their owners over the long term. This requires a careful weighing of future cash flows against today's price. This is a "bottom up" approach to investing. We also pay attention to "top down" issues to help forecast the future of companies we analyze. This includes looking at economic cycles, both domestic and worldwide, secular trends and industry conditions. Therefore, our approach is both "top down" and "bottom up." For the past couple of years we have been very positive on the current economic cycle, substantially overweighting the portfolio with cyclical issues. In mid 1994, as the cycle moved past its midpoint, we started paring down this overweighting, eliminating it in May 1995. The bulk of the proceeds from the sale of cyclical issues went into electric utilities, banks and growth stocks. Each of these sectors have historically performed well in the latter stages of an economic cycle through a recession.

Princor Emerging Growth Fund

Mike Hamilton

     The equity market's preference for large cap stocks was reflected in the early 1995 returns of the various indexes. The NASDAQ Composite and the Value Line trailed the S&P 500 and Dow Industrials. The Emerging Growth Fund was able to outperform the Lipper Mid Cap Fund Average given the Fund's over-weighting in healthcare and technology. The focus has been on producers not consumers and continues to be our focus. While an economic slowdown is foreseen and even healthy the companies within the emerging growth sector should continue to experience above average growth.

Princor Growth Fund

Mike Hamilton

     The first months of 1995 saw one of the strongest equity markets in several years. This coming on the prior year's equally poor bond market seemed to catch investors by surprise. The S&P 500 Index was the best performing for the quarter indicating the market's preference for large cap stocks. The Princor Growth Fund almost matched the S&P 500 and did better than the Lipper Growth Fund Average. This is somewhat surprising given its average market cap is below the S&P Index. The portfolio is positioned to capture the earnings gains from what we believe to be an elongated economic cycle without dramatic inflationary problems yet visible. The fund is focused on companies providing products and services that will help companies operate more efficiently and lower operating costs. This results in a portfolio with greater exposure to technology and industrial manufacturing.

Princor World Fund

Scott Opsal

     Most international equity markets have fallen over the last six months, but the U.S. dollar's weakness has masked the significant declines which have taken place. In particular, the Japanese Yen and the German Mark (and currencies linked to the mark) have recently gained 15% or more against the dollar. This has improved returns expressed in U.S. dollars by a like amount. The World Fund is underweighted in Japanese and German stocks, meaning that the fund benefited less from a weak dollar than most other funds. The World Fund also experienced losses in Mexico, which represented approximately 5% of assets. Mexican stocks lost over 60% of their value following the December devaluation. Looking forward, the fund is well positioned in European cyclicals which should benefit from economic recovery in Europe. Asian growth stocks also stand as good values, but the dollar's future moves will likely dominate foreign market returns in the near term.


Important Notes for Growth-Oriented Funds

Dow Jones Industrial Average: This price-weighted average consists of 30 actively traded blue chip stocks, primarily industrials.

Lipper Growth Fund Average: This average consists of funds which normally invest in companies whose long term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. The one-year average currently contains 456 funds.

Lipper Mid Cap Fund Average: This average consists of funds which by prospectus or portfolio practice, limit their investments to companies with average market capitalizations and/or revenues between $800 million and the average market capitalization of the Wilshire 4500 Index (as captured by the Vanguard Index Extended Market Fund). The one-year average currently contains 68 funds.

NASDAQ Composite Index: This index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents most domestic Over-The-Counter stocks, a total of some 3500 stocks.

Standard & Poor's 500 Stock Index: An unmanaged index of 500 widely held common stocks representing industrial, financial, utility and transportation companies listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market.

Value Line Composite Index: This equally weighted geometric average consists of a mix of about 1,700 common stocks that are listed on the following exchanges:
New York Stock Exchange, American Stock Exchange and the NASDAQ Exchange.


Income-Oriented Funds

Princor Bond Fund

Don Brattebo

     The bond market, while changing courses several times, continued to zig-zag its way through the past six months. At the same time the Federal Reserve, whom we heard from several times in 1994, put another shot across the bow of inflation on February 1 by raising short term interest rates one-half of one percent. However, this time it had little effect because financial markets had pretty much anticipated the move. During the last quarter of 1994 interest rates rose slightly, but this past three-month period saw rates decline very sharply. The resultant higher bond prices and the fact we are concentrated in "Baa" rated corporate bonds both contributed to our very strong performance during the first half of our fiscal year. The "Baa" corporate sector of the bond market outperformed all other sectors this last quarter, so we participated directly in the strength of that particular part of the market. Where do we go from here? The credit tightening by the Federal Reserve during 1994 and early this year is starting to take effect. We are seeing signs that the economy is slowing, the talk of further tightening has subsided and recent figures suggest very moderate inflation in coming months. Although this suggests we could see lower interest rates in the period ahead, one can expect market swings in either direction as market analysts and portfolio managers attempt to micro-manage every morsel of economic news. In this environment, we will continue to seek out the best values day-to-day and concentrate on credit quality, call protection and a well-diversified portfolio.

Princor Government Securities Income Fund

Marty Schafer

     The most powerful event during this semi-annual period was the previous action taken by the Federal Reserve Board to increase short-term interest rates. The Fed's actions were to slow economic growth and potential inflation. During this period signs of a slowing economy and controlled inflation surfaced and the markets quickly rewarded bond investors with a steep decline of mortgage interest rates. Our disciplined approach of running a portfolio priced at or below par has once again provided our shareholders with strong performance. We continue to believe the value of discount mortgage securities should persist, as they are powered by fundamental and technical forces. As always, our focus continues to be long term, striking an appropriate relationship between current income and total return.


Princor High Yield Fund

Ken Hovey

     Normally the high yield market is not as highly correlated to the Treasury market as are other types of bonds. However, over the past six months, the high yield market has fairly closely tracked the movement in Treasuries which resulted in low returns at the end of 1994 and strong positive results through April 30. Our Fund has compared well as compared to other high yield funds and as compared to most other bond type investment. Our strategy of reduced credit risk within the high yield sector has benefited our total returns. Since there has been a tightening of promised yields in the top tier of high yield credit quality, i.e. BB, we have been purchasing more B bonds over the past six months. We think there currently is more relative value in taking a bit more credit risk. We continue to be focused on delivering as much return as possible with a prudent amount of risk. We have been active in enhancing yields by selling our lowest yielding bonds and replacing them with more attractive holdings. At the same time, portfolio diversification has been, and will continue to be, broadened. We have been successful in avoiding defaults. The rate of defaults in the market is still quite low but increased in 1994 over 1993. The actuality of defaults or the expectation of higher defaults due to economic conditions is our greatest concern going forward.

Princor Tax-Exempt Bond Fund

Dan Garrett

     The past six months have seen a general improvement in bonds due to falling interest rates. Municipal bonds have done extremely well compared to taxable bonds. Those investors who stayed in the fund during the worst bond market in decades have been rewarded with a rebound equal to the drop we saw in 1994. Our fund had longer bonds than our peer group resulting in returns worse than the average in 1994 and better than the average so far in 1995. We have now moved so that as interest rates change our bonds have about the same market move as the average. We continue to focus on the long term return of revenue bonds of investment grade. Our longer bonds do have more short term volatility than shorter bonds, but should lead to higher returns over the very long term.

Princor Utilities Fund

Catherine Green

     The utility sector of the market enjoyed improving performance since the end of our last fiscal year. A falling interest rate environment has benefited utility stocks throughout this period. As utility stocks have a history of tracking changes in interest rates, this has been a positive factor. In the electric utility industry, there was much discussion in 1994 as to the changing competitive environment for the industry. As we begin to work through changes, the fears of these changes have been lessened. Our fund continues to monitor the regulatory environment and inputs possible changes into our forecasting process. Our focus is on companies who have higher potential for success in this new environment.



Princor Cash Management Fund
Princor Tax-Exempt Cash Management Fund

Mike Johnson        Steve Schneider

     During the latter part of 1994 and continuing into the first month of 1995, the Federal Reserve continued to raise short-term interest rates in response to strengthening economic results. However, since February rates have been leveling off. The average maturity of our own taxable portfolio, as well as that of the industry, had been declining in response to the string of Fed tightening moves. However, the strategy has begun to move in the direction of extending average days since the money market yields have flattened and the marketplace does not appear to be anticipating any further rate hikes. We continue to target and actively monitor the industry averages in order to keep both our yields and average days in line. Our portfolios continue to invest from a list of approved issues of the highest credit quality maintained by our investment securities analytical staff. During the first quarter of 1995, the assets for both our taxable and tax-exempt portfolios as well as those industry-wide all increased to record levels.

The Wall Street Bear Isn't Scary .  .  . from a distance.

Most people are uncomfortable with the unknown. For instance, to those who find computers intimidating, the chances of becoming a computer wizard are slim. The dreams of becoming an Olympic gold medal swimmer fade if water chills the spine. When bears are loose on Wall Street, investors are probably not anxious to wander onto the street.

However, frequently, the wandering bear on Wall Street isn't the problem. How investors respond to the bear is.

The stock market does not have to be a part of the unknown for any investor. Because of the potential for higher long-term investment returns, investors should give some consideration to equities for their investment portfolios.

One reason is that since 1925, the advantage of stocks over other investment choices is significant. The chart to the right compares the differing growth of $1. Inflation adjusts the value of a dollar to $8.35. Treasury Bills of $1 would have grown to $12.19 in 1994. A $1 investment in long-term government bonds during this same period would be valued at $25.86. If $1 had been invested in large-company stocks in 1925, the investment value in 1994 would be $810.54.
However, the same investment in small-company stocks would be valued at $2,842.77 today!

Chart - Wealth Indices of Investments in the U.S. Capital Market

The chart below shows the values used to calculate the growth of $1 compounded annually in each of the categories listed below.


 Year-by-Year
 Total Returns
 (in percent)
 From 1926 to 1994

                                                                     Intermediate
            Large         Small       Long-Term        Long-Term         Term           U.S.
           Company       Company      Corporate       Government      Government      Treasury
Year       Stocks        Stocks         Bonds            Bonds           Bonds          Bills        Inflation
1926        11.62          0.28          7.37             7.77            5.38         3.27           -1.49
1927        37.49         22.10          7.44             8.93            4.52         3.12           -2.08
1928        43.61         39.69          2.84             0.10            0.92         3.56           -0.97
1929        -8.42        -51.36          3.27             3.42            6.01         4.75            0.20
1930       -24.90        -38.15          7.98             4.66            6.72         2.41           -6.03
1931       -43.34        -49.75         -1.85            -5.31           -2.32         1.07           -9.52
1932        -8.19         -5.39         10.82            16.84            8.81         0.96          -10.30
1933        53.99        142.87         10.38            -0.07            1.83         0.30            0.51
1934        -1.44         24.22         13.84            10.03            9.00         0.16            2.03
1935        47.67         40.19          9.61             4.98            7.01         0.17            2.99
1936        33.92         64.80          6.74             7.52            3.06         0.18            1.21
1937       -35.03        -58.01          2.75             0.23            1.56         0.31            3.10
1938        31.12         32.80          6.13             5.53            6.23        -0.02           -2.78
1939        -0.41          0.35          3.97             5.94            4.52         0.02           -0.48
1940        -9.78         -5.16          3.39             6.09            2.96         0.00            0.96
1941       -11.59         -9.00          2.73             0.93            0.50         0.06            9.72
1942        20.34         44.51          2.60             3.22            1.94         0.27            9.29
1943        25.90         88.37          2.83             2.08            2.81         0.35            3.16
1944        19.75         53.72          4.73             2.81            1.80         0.33            2.11
1945        36.44         73.61          4.08            10.73            2.22         0.33            2.25
1946        -8.07        -11.63          1.72            -0.10            1.00         0.35           18.16
1947         5.71          0.92         -2.34            -2.62            0.91         0.50            9.01
1948         5.50         -2.11          4.14             3.40            1.85         0.81            2.71
1949        18.79         19.75          3.31             6.45            2.32         1.10           -1.80
1950        31.71         38.75          2.12             0.06            0.70         1.20            5.79
1951        24.02          7.80         -2.69            -3.93            0.36         1.49            5.87
1952        18.37          3.03          3.52             1.16            1.63         1.66            0.88
1953        -0.99         -6.49          3.41             3.64            3.23         1.82            0.62
1954        52.62         60.58          5.39             7.19            2.68         0.86           -0.50
1955        31.56         20.44          0.48            -1.29           -0.65         1.57            0.37
1956         6.56          4.28         -6.81            -5.59           -0.42         2.46            2.86
1957       -10.78        -14.57          8.71             7.46            7.84         3.14            3.02
1958        43.36         64.89         -2.22            -6.09           -1.29         1.54            1.76
1959        11.96         16.40         -0.97            -2.26           -0.39         2.95            1.50
1960         0.47         -3.29          9.07            13.78           11.76         2.66            1.48
1961        26.89         32.09          4.82             0.97            1.85         2.13            0.67
1962        -8.73        -11.90          7.95             6.89            5.56         2.73            1.22
1963        22.80         23.57          2.19             1.21            1.64         3.12            1.65
1964        16.48         23.52          4.77             3.51            4.04         3.54            1.19
1965        12.45         41.75         -0.46             0.71            1.02         3.93            1.92
1966       -10.06         -7.01          0.20             3.65            4.69         4.76            3.35
1967        23.98         83.57         -4.95            -9.18            1.01         4.21            3.04
1968        11.06         35.97          2.57            -0.26            4.54         5.21            4.72
1969        -8.50        -25.05         -8.09            -5.07           -0.74         6.58            6.11
1970         4.01        -17.43         18.37            12.11           16.86         6.52            5.49
1971        14.31         16.50         11.01            13.23            8.72         4.39            3.36
1972        18.98          4.43          7.26             5.69            5.16         3.84            3.41
1973       -14.66        -30.90          1.14            -1.11            4.61         6.93            8.80
1974       -26.47        -19.95         -3.06             4.35            5.69         8.00           12.20
1975        37.20         52.82         14.64             9.20            7.83         5.80            7.01
1976        23.84         57.38         18.65            16.75           12.87         5.08            4.81
1977        -7.18         25.38          1.71            -0.69            1.41         5.12            6.77
1978         6.56         23.46         -0.07            -1.18            3.49         7.18            9.03
1979        18.44         43.46         -4.18            -1.23            4.09        10.38           13.31
1980        32.42         39.88         -2.76            -3.95            3.91        11.24           12.40
1981        -4.91         13.88         -1.24             1.86            9.45        14.71            8.94
1982        21.41         28.01         42.56            40.36           29.10        10.54            3.87
1983        22.51         39.67          6.26             0.65            7.41         8.80            3.80
1984         6.27         -6.67         16.86            15.48           14.02         9.85            3.95
1985        32.16         24.66         30.09            30.97           20.33         7.72            3.77
1986        18.47          6.85         19.85            24.53           15.14         6.16            1.13
1987         5.23         -9.30         -0.27            -2.71            2.90         5.47            4.41
1988        16.81         22.87         10.70             9.67            6.10         6.35            4.42
1989        31.49         10.18         16.23            18.11           13.29         8.37            4.65
1990        -3.17        -21.56          6.78             6.18            9.73         7.81            6.11
1991        30.55         44.63         19.89            19.30           15.46         5.60            3.06
1992         7.67         23.35          9.39             8.05            7.19         3.51            2.90
1993         9.99         20.98         13.19            18.24           11.24         2.90            2.75
1994         l.31          3.11         -5.76            -7.77           -5.14         3.90            2.67

The asset classes shown on the charts are represented by these indices:

Common stocks--S&P 500 Index, representing widely held common stocks of industrial, financial, utility and transportation companies

Small company stocks--Dimensional Fund Advisors 9/10 Small Company Fund

Long-term government bonds--20-year U.S. Government Bond

Treasury bills--30-day U.S. Government Bond

Treasury bills--30-day U.S. Treasury Bill

Inflation--Consumer Price Index

As with indices represented on this chart, investment performance will fluctuate over time and is not guaranteed. Treasury bills and government bonds are guaranteed by the full faith and credit of the U.S. Government and, if held to maturity, offer a fixed rate of return and principal value. The prices of small company stocks are generally more volatile than those of large company stocks.

NOTE: The S&P is an unmanaged index, and individuals cannot invest directly into the index. Source: (C) Stocks, Bonds, and Inflation 1995 Yearbook,(TM) Ibbotson Associates, Chicago. Updates work annually by Roger G. Ibbotson and Rex A Sinquefield. Used with permission. All right reserved.

Of course, investment decisions should not be based entirely on the past performances of different investment products. Past performance does not guarantee future results with any investment product. Investors should also understand and weigh the risks, which then allows them to define their personal risk tolerance.

When assessing risk, one mistake an investor makes is to allow concerns over short-term volatility to influence long-term investment decisions. For instance, today's weather should not deter planning next week's picnic. So why should the fluctuations of daily investment values be a consideration for future financial needs?

When comparing stock performance over longer periods, the risk appears more tolerable. The two bar charts to the right illustrate stock-market returns for one-year holding periods and ten-year holding periods. As might be expected, returns for one-year periods are erratic; some years are very good, some poor. Now look at results for ten-year periods. Since 1925, only two ten-year periods (1929-1938 and 1930-1939) experienced negative results. These periods, of course, reflect the Great Depression.

Chart - Annual Returns, 1926-1994

The chart described below illustrates the stock-market returns for a one-year holding period.

 Year-by-Year
 Total Returns
 (in percent)
 From 1926 to 1994


            Large
           Company
Year       Stocks
 1926       11.62
1927        37.49
1928        43.61
1929        -8.42
1930       -24.90
1931       -43.34
1932        -8.19
1933        53.99
1934        -1.44
1935        47.67
1936        33.92
1937       -35.03
1938        31.12
1939        -0.41
1940        -9.78
1941       -11.59
1942        20.34
1943        25.90
1944        19.75
1945        36.44
1946        -8.07
1947         5.71
1948         5.50
1949        18.79
1950        31.71
1951        24.02
1952        18.37
1953        -0.99
1954        52.62
1955        31.56
1956         6.56
1957       -10.78
1958        43.36
1959        11.96
1960         0.47
1961        26.89
1962        -8.73
1963        22.80
1964        16.48
1965        12.45
1966       -10.06
1967        23.98
1968        11.06
1969        -8.50
1970         4.01
1971        14.31
1972        18.98
1973       -14.66
1974       -26.47
1975        37.20
1976        23.84
1977        -7.18
1978         6.56
1979        18.44
1980        32.42
1981        -4.91
1982        21.41
1983        22.51
1984         6.27
1985        32.16
1986        18.47
1987         5.23
1988        16.81
1989        31.49
1990        -3.17
1991        30.55
1992         7.67
1993         9.99
1994         l.31

Chart - Compound Annual Returns for Ten-year Holding Periods, 1926-1994

The chart defined below illustrates the stock-market returns for a ten-year holding period.

Compound Annual Returns for
 Ten-Year Holding Periods
 (percent per annum)
 From 1926 to 1994


                   Large
                  Company
Period            Stocks
1926-1935           5.86
1927-1936           7.81
1928-1937           0.02
1929-1938          -0.89
1930-1939          -0.05
1931-1940           1.80
1932-1941           6.43
1933-1942           9.35
1934-1943           7.17
1935-1944           9.28
1936-1945           8.42
1937-1946           4.41
1938-1947           9.62
1939-1948           7.26
1940-1949           9.17
1941-1950          13.38
1942-1951          17.28
1943-1952          17.09
1944-1953          14.31
1945-1954          17.12
1946-1955          16.69
1947-1956          18.43
1948-1957          16.44
1949-1958          20.06
1950-1959          19.35
1951-1960          16.16
1952-1961          16.43
1953-1962          13.44
1954-l963          15.91
1955-1964          12.82
1956-1965          11.06
1957-1966           9.20
1958-1967          12.85
1959-1968          10.00
1960-1969           7.81
1961-1970           8.18
1962-1971           7.06
1963-1972           9.93
1964-1973           6.00
1965-1974           1.24
1966-1975           3.27
1967-1976           6.63
1968-1977           3.59
1969-1978           3.16
1970-1979           5.86
1971-1980           8.44
1972-1981           6.47
1973-1982           6.68
1974-1983          10.61
1975-1984          14.76
1976-1985          14.33
1977-1986          13.82
1978-1987          15.26
1979-1988          16.33
1980-1989          17.55
1981-1990          13.93
1982-1991          17.59
1983-1992          16.19
1984-1993          14.94
1985-1994          14.40

When deciding if and how much to invest in stocks, several factors need to be considered. Among these factors are:

     * the time horizon for each goal
     * the purpose of the investment
     * the current size of the portfolio
     * the holdings in a portfolio
     * your individual tax situation
     * your risk tolerance

Your registered representative can also help determine a suitable asset allocation strategy.

After contemplating these factors, Wall Street and its potential effect on a financial portfolio will no longer be a part of the unknown.

Talk to your registered representative about the possible advantages of adding, or expanding, your stock investment today. Both your registered representative and the Wall Street bear can be friendly.

Source: (C) Stocks, Bonds, and Inflation 1995 Yearbook,(TM) Ibbotson Associates, Chicago. Updates work annually by Roger G. Ibbotson and Rex A Sinquefield. Used with permission. All right reserved.

April 30, 1995


STATEMENTS OF ASSETS AND LIABILITIES
(unaudited)

                                                                           Princor          Princor        Princor Capital
                                                                           Balanced        Blue Chip         Accumulation
GROWTH FUNDS                                                              Fund, Inc.       Fund, Inc.         Fund, Inc.

Assets
Investment in securities -- at value (cost -- $50,937,294;
   $24,521,555; $276,561,881; $91,952,625; $103,483,032;
   and $108,930,114, respectively) (Note 4)                           $  54,904,009   $  30,273,720      $ 310,382,524
Cash                                                                          2,741           4,503              5,785
Receivables:
   Dividends and interest                                                   286,114          55,231            535,873
   Investment securities sold                                               157,310             -              898,447
   Capital Stock sold                                                        17,982          36,363             61,052
Other assets                                                                  6,421           1,923             38,721

                                                     Total Assets        55,374,577      30,371,740        311,922,402

Liabilities
Accrued expenses                                                             71,131          25,021            209,159
Payables:
   Investment securities purchased                                          532,721            -             5,584,769
   Capital Stock reacquired                                                  10,187          71,464             75,352

                                                Total Liabilities           614,039          96,485          5,869,280


Net Assets Applicable to Outstanding Shares                           $  54,760,538    $ 30,275,255      $ 306,053,122



Capital Stock (par value: Princor World Fund, Inc. - $.10 a
   share; Others - $.01 a share)
Shares authorized                                                       100,000,000     100,000,000        100,000,000
Shares issued and outstanding                                             4,310,779       2,275,162         14,420,356

Net Assets Consist of:
Capital Stock                                                          $     43,108   $      22,752      $     144,204
Additional paid-in capital                                               49,979,467      24,527,866        265,993,710
Accumulated undistributed net investment income                             184,627          46,859          1,785,454
Accumulated undistributed net realized gain (loss) from:
   Investment  transactions                                                 586,621         (74,387)         4,309,111
   Foreign currency transactions                                               -               -                 -
Net unrealized appreciation of investments                                3,966,715       5,752,165         33,820,643
Net unrealized appreciation on translation of assets and
   liabilities in foreign currencies                                          -                -                -

                                                 Total Net Assets     $  54,760,538   $  30,275,255      $ 306,053,122



Net Asset Value Per Share:
Class A: Net Assets                                                    $ 54,364,229    $ 29,760,834       $305,132,879
         Shares issued and outstanding                                    4,279,516       2,236,416         14,376,836
         Net asset value per share                                     $      12.70    $      13.31       $      21.22


Class B: Net Assets                                                    $    396,309    $    514,421       $    920,243
         Shares issued and outstanding                                       31,263          38,746             43,520
         Net asset value per share(1)                                  $      12.68    $      13.28       $      21.15


(1) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.



   See accompanying notes.

April 30, 1995


STATEMENTS OF ASSETS AND LIABILITIES
(unaudited)

                                                                          Princor             Princor                    Princor
                                                                     Emerging Growth          Growth                       World
GROWTH FUNDS                                                            Fund, Inc.           Fund, Inc.                  Fund, Inc.
    Assets
    Investment in securities -- at value (cost -- $50,937,294;
       $24,521,555; $276,561,881; $91,952,625; $103,483,032;
       and $108,930,114, respectively) (Note 4)...................... $115,914,924           $140,191,970              $116,509,639
    Cash ............................................................        1,530                  7,838                    10,533
    Receivables:
       Dividends and interest........................................      187,905                175,143                   625,901
       Investment securities sold....................................         --                    --                      265,241
       Capital Stock sold............................................      287,645                242,273                   131,687
    Other assets.....................................................        6,621                 14,388                     7,231

                                                         Total Assets  116,398,625            140,631,612               117,550,232

    Liabilities
    Accrued expenses.................................................      141,036                124,027                   206,402
    Payables:
       Investment securities purchased...............................         --                   --                        --
       Capital Stock reacquired......................................       69,720                116,878                   102,699

                                                    Total Liabilities      210,756                240,905                   309,101


    Net Assets Applicable to Outstanding Shares    .................. $116,187,869           $140,390,707              $117,241,131



    Capital Stock (par value: Princor World Fund, Inc. - $.10 a share; Others - $.01 a share)
    Shares authorized................................................  100,000,000            100,000,000               100,000,000
    Shares issued and outstanding....................................    4,356,508              4,346,741                17,420,858

    Net Assets Consist of:
    Capital Stock....................................................  $    43,565        $        43,467            $    1,742,086
    Additional paid-in capital......................................    91,126,515            101,665,393               103,708,334
    Accumulated undistributed net investment income.................       160,757                458,275                  (143,058)
    Accumulated undistributed net realized gain (loss) from:
       Investment  transactions .....................................      894,733              1,514,634                 4,232,703
       Foreign currency transactions.................................       --                     --                       114,632
    Net unrealized appreciation of investments.......................   23,962,299             36,708,938                 7,579,525
    Net unrealized appreciation on translation of assets and
       liabilities in foreign currencies.............................       --                     --                         6,909

                                                     Total Net Assets $116,187,869           $140,390,707              $117,241,131



    Net Asset Value Per Share:
    Class A: Net Assets.............................................  $112,987,670           $138,002,536              $115,721,610
             Shares issued and outstanding...........................    4,236,247              4,272,565                17,194,300
             Net asset value per share...............................       $26.67                 $32.30                     $6.73


    Class B: Net Assets .............................................   $3,200,199             $2,388,171                $1,519,521
             Shares issued and outstanding...........................      120,261                 74,176                   226,558
             Net asset value per share(1)............................       $26.61                 $32.20                     $6.71


    (1) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   See accompanying notes.

Six Months Ended April 30, 1995

STATEMENTS OF OPERATIONS
(unaudited)

                                                                                       Princor           Princor     Princor Capital
                                                                                      Balanced          Blue Chip     Accumulation
GROWTH FUNDS                                                                          Fund, Inc.        Fund, Inc.      Fund, Inc.

Net Investment Income
    Income:
   Dividends                                                                         $   452,783       $   378,692       $ 3,950,733
   Withholding tax on foreign dividends                                                     -                -                -
   Interest                                                                              766,049            69,314           275,362

                                                    Total Income                       1,218,832           448,006         4,226,095
Expenses:
   Management and investment advisory fees (Note 3)                                      157,748            70,319           646,123
   Distribution and shareholder servicing fees--Class A (Note 3).                         65,591            35,022           176,013
   Distribution and shareholder servicing fees--Class B (Note 3).                            526               527             1,024
   Transfer and administrative services (Note 3)                                         143,198            73,569           319,918
   Registration fees--Class A                                                             11,365             8,990            17,240
   Registration fees--Class B                                                                 88               102               120
   Custodian fees                                                                          7,350             5,049             8,555
   Auditing and legal fees                                                                 3,809             3,651             4,796
   Directors' fees                                                                         3,734             3,729             3,842
   Other                                                                                   4,030             2,662            19,116

                                                  Total Expenses                         397,439           203,620         1,196,747

                                           Net Investment Income                         821,393           244,386         3,029,348

Net Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency
Net realized gain from:
   Investment transactions                                                               586,600           297,050         4,391,308
   Foreign currency transactions                                                             -                 -                 -
Net increase (decrease) in unrealized appreciation/
   depreciation on:
   Investments                                                                           810,335         1,643,872         6,340,008
   Translation of assets and liabilities in foreign currencies                              -                 -                 -

                         Net Realized and Unrealized Gain (Loss)
                            on Investments and Foreign Currency                        1,396,935         1,940,922        10,731,316


                           Net Increase (Decrease) in Net Assets
                                       Resulting from Operations                     $ 2,218,328       $ 2,185,308       $13,760,664















   See accompanying notes.

Six Months Ended April 30, 1995

STATEMENTS OF OPERATIONS
(unaudited)

                                                                            Princor                 Princor               Princor
                                                                        Emerging Growth              Growth                 World
GROWTH FUNDS                                                               Fund, Inc.              Fund, Inc.           Fund, Inc.
    Net Investment Income
    Income:
       Dividends.....................................................   $   594,527               $1,062,575         $    1,293,877
       Withholding tax on foreign dividends..........................          -                       -                   (114,249)
       Interest......................................................       429,524                  447,126                165,725
                                                        Total Income      1,024,051                1,509,701              1,345,353
    Expenses:
       Management and investment advisory fees (Note 3)   ...........       321,816                  300,071                409,029
       Distribution and shareholder servicing fees--Class A (Note 3).       123,156                  151,979                136,581
       Distribution and shareholder servicing fees--Class B (Note 3).         3,735                    3,223                  2,491
       Transfer and administrative services (Note 3).................       330,645                  292,018                313,404
       Registration fees--Class A...................................         18,025                   16,320                 19,814
       Registration fees--Class B....................................           108                       93                    152
       Custodian fees ...............................................         5,562                    4,534                 76,571
       Auditing and legal fees ......................................         3,809                    3,907                  1,409
       Directors' fees ..............................................         3,844                    3,842                  3,814
       Other ........................................................         4,905                    6,858                  6,960
                                                      Total Expenses        815,605                  782,845                970,225
                                               Net Investment Income        208,446                  726,856                375,128

    Net Realized and Unrealized Gain (Loss) on Investments
    and Foreign Currency
    Net realized gain from:
       Investment transactions.......................................       901,292                1,516,035              4,240,582
       Foreign currency transactions.................................          -                       -                    114,632
    Net increase (decrease) in unrealized appreciation/
       depreciation on:
       Investments...................................................     6,253,693                6,136,469            (12,258,156)
       Translation of assets and liabilities in foreign currencies            -                        -                     (2,259)
                             Net Realized and Unrealized Gain (Loss)
                                on Investments and Foreign Currency       7,154,985                7,652,504             (7,905,201)

                               Net Increase (Decrease) in Net Assets
                                           Resulting from Operations     $7,363,431               $8,379,360          $  (7,530,073)


   See accompanying notes.

Six Months Ended April 30, 1995


STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)

                                                                                    Princor                       Princor
                                                                                   Balanced                      Blue Chip
GROWTH FUNDS                                                                      Fund, Inc.                    Fund, Inc.

                                                                           Six Months       Year          Six Months      Year
                                                                              Ended         Ended            Ended        Ended
                                                                            April 30,    October 31,       April 30,   October 31,
                                                                              1995          1994             1995         1994
    Operations
    Net investment income............................................    $     821,393  $  1,271,900    $     244,386 $     431,588
    Net realized gain (loss) from investment transactions............          586,600       234,600          297,050      (288,180)
    Net realized gain (loss) from foreign currency transactions......           -             -                -             -
    Net increase (decrease) in unrealized appreciation/depreciation on investments and translation of assets and liabilities in
       foreign currencies............................................          810,335    (1,115,430)       1,643,872     1,524,678

                               Net Increase (Decrease) in Net Assets
                                           Resulting from Operations         2,218,328       391,070        2,185,308     1,668,086


    Dividends and Distributions to Shareholders
    From net investment income:
       Class A.......................................................         (766,370)   (1,470,992)        (237,515)     (541,987)
       Class B.......................................................           (1,609)       -                  (733)       -
                                                                              (767,979)   (1,470,992)        (238,248)     (541,987)

    From net realized gain on investments and foreign currency transactions:
       Class A.......................................................         (234,514)   (1,646,619)           -            -
                                                 Total Distributions        (1,002,493)   (3,117,611)        (238,248)     (541,987)

    Capital Share Transactions (Note 5)
    Shares sold:
       Class A.......................................................        4,352,375    24,138,081        2,756,475     5,228,761
       Class B.......................................................          390,178        -               502,689        -
    Shares issued in reinvestment of dividends and distributions:
       Class A.......................................................          786,411     2,123,538          194,873       535,883
       Class B.......................................................            1,609        -                   678        -
    Shares redeemed:
       Class A.......................................................       (5,348,733)  (10,121,469)      (2,371,514)   (3,403,936)
       Class B.......................................................           (3,111)       -                (1,142)       -
                                     Net Increase in Net Assets from
                                          Capital Share Transactions           178,729    16,140,150        1,082,059     2,360,708
                                                      Total Increase         1,394,564    13,413,609        3,029,119     3,486,807

    Net Assets
    Beginning of period..............................................       53,365,974    39,952,365       27,246,136    23,759,329
    End of period (including undistributed net investment
       income as set forth below)....................................      $54,760,538   $53,365,974      $30,275,255   $27,246,136

    Undistributed Net Investment Income .............................    $     184,627 $     131,213   $       46,859   $    40,721

   See accompanying notes.

Six Months Ended April 30, 1995

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)

                                                                                 Princor Capital                   Princor
                                                                                  Accumulation                 Emerging Growth
GROWTH FUNDS                                                                        Fund, Inc.                    Fund, Inc.

                                                                            Six Months      Year          Six Months       Year
                                                                              Ended        Ended            Ended         Ended
                                                                            April 30,   October 31,       April 30,    October 31,
                                                                              1995         1994             1995          1994
    Operations
    Net investment income............................................     $ 3,029,348 $   5,353,058     $    208,446   $    12,330
    Net realized gain (loss) from investment transactions............       4,391,308     4,676,679          901,292       541,397
    Net realized gain (loss) from foreign currency transactions......           -            -                -             -
    Net increase (decrease) in unrealized appreciation/depreciation on investments and translation of assets and liabilities in
       foreign currencies............................................       6,340,008     7,375,728        6,253,693     4,047,834
                               Net Increase (Decrease) in Net Assets
                                           Resulting from Operations       13,760,664    17,405,465        7,363,431     4,601,561


    Dividends and Distributions to Shareholders
    From net investment income:
       Class A.......................................................      (2,708,099)   (5,289,873)         (59,879)       -
       Class B.......................................................             (78)       -                   (84)       -
                                                                           (2,708,177)   (5,289,873)         (59,963)       -

    From net realized gain on investments and foreign currency transactions:
       Class A.......................................................      (4,755,179)  (16,954,587)        (544,422)    (193,029)
                                                 Total Distributions       (7,463,356)  (22,244,460)        (604,385)    (193,029)

    Capital Share Transactions (Note 5)
    Shares sold:
       Class A.......................................................      17,078,399    52,028,708       21,336,780   51,667,572
       Class B.......................................................         910,496        -             3,129,992        -
    Shares issued in reinvestment of dividends and distributions:
       Class A.......................................................       7,318,373    21,826,872          589,970      188,206
       Class B.......................................................              78        -                    84        -
    Shares redeemed:
       Class A.......................................................     (11,505,850)  (23,067,558)      (8,565,751) (11,967,357)
       Class B.......................................................         (10,706)       -               (26,880)       -
                                     Net Increase in Net Assets from
                                          Capital Share Transactions       13,790,790    50,788,022       16,464,195   39,888,421
                                                      Total Increase       20,088,098    45,949,027       23,223,241   44,296,953

    Net Assets
    Beginning of period..............................................     285,965,024   240,015,997       92,964,628   48,667,675
    End of period (including undistributed net investment
       income as set forth below)....................................    $306,053,122  $285,965,024     $116,187,869  $92,964,628

    Undistributed Net Investment Income ............................   $    1,785,454$    1,464,283     $    160,757  $    12,274

   See accompanying notes.

Six Months Ended April 30, 1995

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)

                                                                            Princor                        Princor
                                                                            Growth                          World
GROWTH FUNDS                                                              Fund, Inc.                     Fund, Inc.

                                                                         Six Months       Year          Six Months       Year
                                                                            Ended         Ended            Ended         Ended
                                                                           April 30,    October 31,       April 30,    October 31,
                                                                             1995          1994             1995          1994
    Operations
    Net investment income............................................   $    726,856   $   922,413    $     375,128   $   95,445
    Net realized gain (loss) from investment transactions............      1,516,035     2,368,804        4,240,582    2,972,274
    Net realized gain (loss) from foreign currency transactions......         -             -               114,632     (101,324)
    Net increase (decrease) in unrealized appreciation/depreciation on investments and translation of assets and liabilities in
       foreign currencies............................................      6,136,469     5,679,560      (12,260,415)   4,616,059
                               Net Increase (Decrease) in Net Assets
                                           Resulting from Operations       8,379,360     8,970,777       (7,530,073)   7,582,454


    Dividends and Distributions to Shareholders
    From net investment income:
       Class A.......................................................       (560,707)     (897,562)        (571,155)    (212,187)
       Class B.......................................................           (552)       -                (1,107)      -
                                                                            (561,259)     (897,562)        (572,262)    (212,187)

    From net realized gain on investments and foreign currency transactions:
       Class A.......................................................     (2,370,007)   (4,843,338)      (2,940,762)    (411,302)
                                                 Total Distributions      (2,931,266)   (5,740,900)      (3,513,024)    (623,489)

    Capital Share Transactions (Note 5)
    Shares sold:
       Class A.......................................................      21,175,868    41,918,761       17,314,734   61,902,666
       Class B.......................................................       2,321,876        -             1,495,227       -
    Shares issued in reinvestment of dividends and distributions:
       Class A.......................................................       2,835,133     5,507,426        3,389,753      537,492
       Class B.......................................................             552        -                 1,107       -
    Shares redeemed:
       Class A.......................................................      (7,736,079)  (14,344,269)      (9,707,686) (17,305,679)
       Class B.......................................................         (17,404)       -               (20,691)      -
                                     Net Increase in Net Assets from
                                          Capital Share Transactions       18,579,946    33,081,918       12,472,444   45,134,479
                                                      Total Increase       24,028,040    36,311,795        1,429,347   52,093,444

    Net Assets
    Beginning of period..............................................     116,362,667    80,050,872      115,811,784   63,718,340
    End of period (including undistributed net investment
       income as set forth below)....................................    $140,390,707  $116,362,667     $117,241,131 $115,811,784

    Undistributed Net Investment Income ............................     $    458,275  $    292,678     $   (143,058)$     54,076


   See accompanying notes.

April 30, 1995

NOTES TO FINANCIAL STATEMENTS
(unaudited)

Princor Balanced Fund, Inc.
Princor Blue Chip Fund, Inc.
Princor Capital Accumulation Fund, Inc.
Princor Emerging Growth Fund, Inc.
Princor Growth Fund, Inc.
Princor World Fund, Inc.

Note 1 -- Significant Accounting Policies


     Princor Balanced Fund, Inc., Princor Blue Chip Fund, Inc., Princor Capital Accumulation Fund, Inc., Princor Emerging Growth Fund, Inc., Princor Growth Fund, Inc. and Princor World Fund, Inc. (the "Growth Funds") are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies and operate in the mutual fund industry.

     On December 5, 1994, the initial purchase of Class B shares of the Growth Funds was made by Princor Management Corporation (See Note 3). All shares outstanding as of the close of business on December 2, 1994 have been classified as Class A shares. Effective December 9, 1994, the Growth Funds began offering to the public both Class A and Class B shares. Certain Class A shares are sold with an initial sales charge based on declining rates which begin at 4.75% of the offering price. Class B shares are sold without an initial sales charge, but bear a higher ongoing distribution fee and are subject to a declining contingent deferred sales charge ("CDSC") of up to 4% on certain redemptions redeemed within six years of purchase. Both classes of shares for each fund represent interests in the same portfolio of investments and will vote together as a single class except where required by law or as determined by their respective Boards of Directors. In addition, the Board of Directors of each fund declare separate dividends on each class of shares.

     The Growth Funds allocate daily, all income, expenses (other than class-specific expenses), and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Class-specific expenses, which include distribution and shareholder servicing fees and any other items specifically attributable to a particular class, are charged directly to such class.

     The Growth Funds value securities for which market quotations are readily available at market value, which is determined using the last reported sale price or, if no sales are reported, as is regularly the case for some securities traded over-the-counter, the last reported bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities, preferred stocks and foreign securities, the investments are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by each fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market.

     With respect to Princor World Fund, Inc., the value of foreign securities in foreign currency amounts is expressed in U.S. dollars at the closing daily rate of exchange. The identified cost of the portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation.

     Since the carrying amount of the foreign securities of the fund is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

     The Growth Funds record investment transactions generally one day after the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Dividends are taken into income on an accrual basis as of the ex-dividend date and interest income is recognized on an accrual basis.

Dividends   and   distributions   to  shareholders  are  recorded  on  the
ex-dividend date.

     Effective November 1, 1993, the Funds adopted Statement of Position 93-2, "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." The amount of dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e. that they result from other than timing of recognition - "temporary"), such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. No reclassifications were made for the six months ended April 30, 1995. The reclassifications for the year ended October 31, 1994 did not materially impact the financial statements and had no effect on net investment income, net realized gain (loss) or net assets at October 31, 1994.

Note 2 -- Federal Income Taxes

     No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments for federal income tax reporting purposes is approximately the same as that for financial reporting purposes.

Note 3 -- Management Agreement and Transactions With Affiliates

     The Growth Funds have agreed to pay investment advisory and management fees to Princor Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Mutual Life Insurance Company) (the "Manager") computed at an annual percentage rate of each fund's average daily net assets. The annual rate used in this calculation for Princor Blue Chip Fund, Inc., Princor Capital Accumulation Fund, Inc. and Princor Growth Fund, Inc. is
 .50% of the first $100 million of the fund's average daily net assets, .45% of the next $100 million of the fund's average daily net assets and .40% of the next $100 million of the fund's average daily net assets. With respect to Princor Balanced Fund, Inc. , the annual rate is .60% of the first $100 million of the fund's average daily net assets. With respect to Princor Emerging Growth Fund, Inc., the annual rate is .65% of the first $100 million of the fund's average daily net assets and .60% of the next $100 million of the fund's average daily net assets.With respect to Princor World Fund, Inc., the annual rate is
 .75% of the first $100 million of the fund's average daily net assets and .70% of the next $100 million of the fund's average daily net assets. The Growth Funds also reimburse the Manager for transfer and administrative services, including the cost of accounting, data processing, supplies and other services rendered.

     The Manager has agreed to reimburse the Growth Funds annually for their total expenses (excluding brokerage commissions, interest and taxes) in excess of limits prescribed by any state in which the Growth Funds' shares are offered for sale (currently 2 1/2% of the first $30 million of each fund's average annual net assets, 2% of the next $70 million of such assets and 1 1/2% of such assets in excess thereof).

     Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class B share redemptions within six years of purchase. The charge is based on declining rates, which begin at 4.00% of the lesser of the current market value or the cost of shares being redeemed. Princor Financial Services Corporation also retains sales charges on sales of Class A shares of the Growth Funds. The aggregate amount of Class A sales charges retained, by fund, for the period ended April 30, 1995 were as follows:

                                                    Class A

   Princor Balanced Fund, Inc.                    $  142,801
   Princor Blue Chip Fund, Inc.                       68,976
   Princor Capital Accumulation Fund, Inc.           312,361
   Princor Emerging Growth Fund, Inc.                605,384
   Princor Growth Fund, Inc.                         597,354
   Princor World  Fund, Inc.                         444,800

     No brokerage commissions were paid by the Growth Funds to Princor Financial Services Corporation during the periods. Brokerage commissions were paid to other affiliates by the following funds for the six months ended April 30, 1995 and year ended October 31, 1994, respectively: Princor Capital Accumulation Fund, Inc. $4,110 and $6,922, Princor Emerging Growth Fund, Inc. $600 and $414, Princor Growth Fund, Inc. $0 and $500 and Princor Balanced Fund, Inc. $857 and $0.

     The Growth Funds bear distribution and shareholder servicing fees with respect to Class A shares computed at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares of each fund. Effective December 9, 1994, the Growth Funds adopted a distribution plan with respect to Class B shares that provides for distribution and shareholder servicing fees computed at an annual rate of up to 1.00% of the average daily net assets attributable to Class B shares of each fund. Distribution and shareholder servicing fees are paid to Princor Financial Services Corporation; a portion of the fees are subsequently remitted to retail dealers. Pursuant to the distribution agreement, fees unused by the principal underwriter at the end of the fiscal year are returned to the Growth Funds.

     At April 30, 1995, Principal Mutual Life Insurance Company and benefit plans sponsored on behalf of Principal Mutual Life Insurance Company owned shares of the Growth Funds as follows:

                                                    Class A

   Princor Balanced Fund, Inc.                       748,083
   Princor Blue Chip Fund, Inc.                      724,971
   Princor Capital Accumulation Fund, Inc.         6,558,530
   Princor Emerging Growth Fund, Inc.                 46,736
   Princor Growth Fund, Inc.                          37,575
   Princor World  Fund, Inc.                       3,500,433

     At April 30, 1995, Princor Management Corporation owned shares of the Growth Funds as follows:

                                                    Class B

   Princor Balanced Fund, Inc.                         84
   Princor Blue Chip Fund, Inc.                        83
   Princor Capital Accumulation Fund, Inc.             52
   Princor Emerging Growth Fund, Inc.                  42
   Princor Growth Fund, Inc.                           34
   Princor World  Fund, Inc.                          148

Note 4 -- Investment Transactions

     For the six months ended April 30, 1995, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Growth Funds were as follows:

                                              Purchases               Sales

     Princor Balanced Fund, Inc.            $  7,580,812         $  8,551,100
     Princor Blue Chip Fund, Inc.              2,532,550            1,717,468
     Princor Capital Accumulation Fund, Inc.  78,768,184           74,705,130
     Princor Emerging Growth Fund, Inc.       16,795,301            3,125,035
     Princor Growth Fund, Inc.                12,900,294            2,425,585
     Princor World Fund, Inc.                 33,575,774           25,831,874

     At April 30, 1995, net unrealized appreciation of investments by the Growth Funds was composed of the following:

                                                                 Net Unrealized
                                         Gross Unrealized         Appreciation
                                   Appreciation   (Depreciation) of Investments

     Princor Balanced Fund, Inc.   $  5,310,043   $  (1,343,328)  $  3,966,715
     Princor Blue Chip Fund, Inc.     6,469,440        (717,275)     5,752,165
     Princor Capital
          Accumulation Fund, Inc.    43,058,619      (9,237,976)    33,820,643
     Princor Emerging
          Growth  Fund, Inc.         28,407,122      (4,444,823)    23,962,299
     Princor Growth Fund, Inc.       40,429,505      (3,720,567)    36,708,938
     Princor World Fund, Inc.        17,203,034      (9,623,509)     7,579,525

     At April 30, 1995, Princor Balanced Fund, Inc., Princor Emerging Growth Fund, Inc., Princor Growth Fund, Inc. and Princor World Fund, Inc. held the following securities which may require registration under the Securities Act of 1933 or an exemption therefrom in order to effect a sale in the ordinary course of business.

                                                                                                       Value at       Value as a
                                                                     Date of                           April 30,    Percentage of
        Fund                       Security Description            Acquisition           Cost            1995         Net Assets

   Princor Balanced        Federal-Mogul Corp.; Series D
   Fund, Inc.                Convertible Preferred Stock             10/15/92          $450,450      $   428,025         .78%

   Princor Emerging        Ciba-Geigy Corp.; Exchangeable
   Growth Fund, Inc.         Subordinated Debentures                 3/20/91            350,000          320,688         .28%
                           Metalclad Corp.; Convertible
                             Subordinated Debentures                 6/2/92             425,000          183,813         .16%
                            Sierra On Line;
                             Convertible Subordinated Debentures     8/15/94            458,750          725,000         .62%
                                                                     8/17/94            447,125          710,500         .61%

                                                                                                       1,940,001        1.67%
   Princor Growth          Ciba-Geigy Corp.; Exchangeable
   Fund, Inc.                Subordinated Debentures                 3/20/91            500,000          458,125         .33%
                           Metalclad Corp.; Convertible
                             Subordinated Debentures                 6/2/92             250,000          108,125         .08%

                                                                                                         566,250         .41%
   Princor World
   Fund, Inc.              Koninklijke KNP BT NV                     9/21/88            401,467          483,333         .41%
                                                                     5/11/90             13,730           14,500         .02%
                                                                     10/25/91            98,606          129,895         .11%
                                                                     11/13/91            99,491          129,895         .11%
                           Royal Plastics Group                      11/23/94           531,509          692,650         .59%
                                                                                                       1,450,273        1.24%

     The Growth Funds' investments are with various issuers in various industries. The Schedules of Investments contained herein summarize concentrations of credit risk by issuer and industry except for Princor World Fund, Inc. which is summarized by country, industry and issuer.

Note 5 -- Capital Share Transactions


Transactions in Capital Stock by fund were as follows:

                                                                 Princor                Princor Blue            Princor Capital
                                                           Balanced Fund, Inc.         Chip Fund, Inc.      Accumulation Fund, Inc.

  Six Months Ended April 30, 1995:
  Shares sold:
    Class A   .........................................          354,069                    218,019                    843,448
    Class B*   ........................................           31,385                     38,780                     44,023
  Shares issued in reinvestment of dividends and
   distributions:
    Class A ...........................................           64,597                     15,562                    376,441
    Class B* ..........................................              129                         52                          4
  Shares redeemed:
    Class A   .........................................         (433,231)                  (184,942)                  (568,705)
    Class B*   ........................................             (251)                       (86)                      (507)

                                          Net Increase            16,698                     87,385                    694,704



  Year Ended October 31, 1994:
  Shares sold:
    Class A   .........................................        1,911,481                    439,187                  2,560,201
  Shares issued in reinvestment of dividends and
   distributions:
    Class A   .........................................          168,881                     45,517                  1,086,526
  Shares redeemed:
    Class A   .........................................         (798,332)                  (286,127)                (1,131,319)

                                           Net Increase        1,282,030                    198,577                  2,515,408


                                                            Princor Emerging               Princor                    Princor
                                                            Growth Fund, Inc.         Growth Fund, Inc.          World Fund, Inc.

  Six Months Ended April 30, 1995:
  Shares sold:
    Class A   .........................................          847,518                    692,893                  2,598,114
    Class B*   ........................................          121,278                     74,722                    229,602
  Shares issued in reinvestment of dividends and
   distributions:
    Class A ...........................................           24,644                     97,264                    500,570
    Class B* ..........................................                3                         18                        166
  Shares redeemed:
    Class A   .........................................         (342,728)                  (253,943)                (1,473,697)
    Class B*   ........................................           (1,020)                      (565)                    (3,210)

                                           Net Increase          649,695                    610,389                  1,851,545



  Year Ended October 31, 1994:
  Shares sold:
    Class A   .........................................        2,125,608                  1,390,912                  8,559,151
  Shares issued in reinvestment of dividends and
   distributions:
    Class A   .........................................            7,985                    188,984                     78,576
  Shares redeemed:
    Class A   .........................................         (492,355)                  (475,778)                (2,375,849)

                                           Net Increase        1,641,238                  1,104,118                  6,261,878


     * Period from December 5, 1994 (date operations commenced) through April 30, 1995.

Note 6 -- Line of Credit

     The Growth Funds have an unsecured line of credit with a bank which allows each fund to borrow up to $500,000. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's prime rate. Additionally, a commitment fee is charged at the annual rate of .25% on the unused portion of the line of credit. At April 30, 1995, the Growth Funds had no outstanding borrowings under the line of credit.

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
SCHEDULES OF INVESTMENTS

GROWTH FUNDS

PRINCOR BALANCED FUND, INC.

                                      Shares
                                       Held             Value

Common Stocks (48.31%)

Advertising (0.60%)
   Interpublic Group of Cos., Inc.     8,600     $     326,800

Air Transportation, Scheduled (0.38%)
   Southwest Airlines Co.              8,900           205,813

Automotive Rentals, No Drivers (0.54%)
   Ryder Systems, Inc.                12,600           294,525

Beverages (1.17%)
   Pepsico, Inc.                      12,500           520,312
   Universal Foods Corp.               3,700           120,250

                                                       640,562
Central Reserve Depositories (0.22%)
   Paccar, Inc.                        2,575           118,450

Combination Utility Services (0.61%)
   Cinergy Corp.                       9,600           241,200
   Scana Corp.                         2,200            94,325

                                                       335,525
Commercial Banks (9.26%)
   AmSouth Bancorp.                   21,900           684,375
   Banc One Corp.                     23,837           703,192
   Boatmen's Bancshares, Inc.         28,146           935,854
   Chase Manhattan Bank Corp.          8,600           376,250
   Chemical Banking Corp.              8,200           342,350
   Comerica, Inc.                      8,200           235,750
   First of America Bank Corp.         4,700           162,738
   First Security Corp.                3,700            88,337
   First Tennessee National Corp.      3,550           150,875
   Firstar Corp.                       2,300            66,412
   KeyCorp                             8,300           222,025
   Marshall & Ilsley Corp.            12,300           247,538
   Mercantile Bankshares Corp.        22,350           472,144
   Meridian Bancorp., Inc.             5,500           174,625
   Nationsbank Corp.                   4,200           210,000

                                                     5,072,465
Communications Equipment (1.17%)
   Allen Group, Inc.                   3,600            81,450
   DSC Communications Corp.            3,900(a)        144,300
   General Instrument Corp.            4,000(a)        136,500
   Newbridge Networks Corp.            5,100(a)        158,100
   Northern Telecom Ltd.               3,300           120,037

                                                       640,387
Computer & Data Processing
Services (0.57%)
   Microsoft Corp.                     3,800(a)        310,650

Computer & Office Equipment (0.96%)
   Cabletron Systems, Inc.             2,900(a)        137,750
   Hewlett-Packard Co.                 2,000           132,250
   International Business
     Machines Corp.                    2,700           255,825

                                                       525,825
Construction & Related
Machinery (0.59%)
   Caterpillar, Inc.                   5,500     $     321,750

Crude Petroleum & Natural Gas (0.76%)
   Texaco, Inc.                        6,100           417,088

Dairy Products (0.30%)
   Dean Foods Co.                      5,800           165,300

Deep Sea Foreign Transportation
of Freight (0.19%)
   Overseas Shipholding Group, Inc.    5,300           106,000

Department Stores (1.00%)
   Sears, Roebuck & Co.               10,100           547,925

Drugs (2.08%)
   American Home Products Corp.        1,900           146,537
   Bristol-Myers Squibb Co.            3,500           227,938
   Lilly (Eli) & Co.                   3,000           224,250
   Merck & Co., Inc.                   7,700           330,137
   Warner-Lambert Co.                  2,600           207,350

                                                     1,136,212
Eating & Drinking Places (0.48%)
   McDonald's Corp.                    7,500           262,500

Electric Light & Wiring
Equipment (0.17%)
   Cooper Industries                   2,400            93,600

Electric Services (2.36%)
   American Electric Power Co., Inc.  11,000           360,250
   Dominion Resources, Inc.            9,700           354,050
   Florida Progress Corp.              3,500           106,750
   FPL Group, Inc.                     6,800           249,900
   Potomac Electric Power Co.         11,400           222,300

                                                     1,293,250
Electrical Industrial Apparatus (0.25%)
   Emerson Electric Co.                2,000           134,500

Electronic Components &
Accessories (0.31%)
   Duracell International, Inc.        3,900           171,600

Electronic Distribution
Equipment (1.28%)
   General Electric Co.               12,500           700,000

Engines & Turbines (0.43%)
   Cummins Engine Co., Inc.            2,700           120,825
   Outboard Marine Corp.               5,100           112,838

                                                       233,663
General Industrial Machinery (0.62%)
   BW/IP Holdings, Inc.; Class A       5,100            89,887
   Goulds Pumps, Inc.                  3,800            94,050
   Pall Corp.                          6,700           156,613

                                                       340,550
Grain Mill Products (0.80%)
   Ralston-Ralston Purina Group        9,200           437,000

Grocery Stores (0.32%)
   American Stores Co.                 6,900           176,812

Household Furniture (0.42%)
   Masco Corp.                         9,100     $     232,050

Industrial Inorganic Chemicals (0.81%)
   Dow Chemical Co.                    6,400           444,800

Insurance Agents, Brokers &
Services (0.56%)
   Equifax, Inc.                       9,400           304,325

Jewelry, Silverware, & Plated
Ware (0.26%)
   Jostens, Inc.                       7,000           140,875

Medical Instruments & Supplies (0.93%)
   Becton, Dickinson & Co.             2,700           150,525
   St. Jude Medical, Inc.              5,800           249,400
   United States Surgical Corp.        4,900           109,025

                                                       508,950
Medical Service & Health
Insurance (1.57%)
   AON Corp.                           3,900           143,813
   Foundation Health Corp.             7,400(a)        205,350
   Pacificare Health Systems, Inc.;
     Class B                           4,700(a)        291,400
   Physicians Corp. of America         4,000(a)         71,500
   U.S. Healthcare, Inc.               5,500           147,125

                                                       859,188
Metal Forgings & Stampings (0.27%)
   Newell Co.                          6,200           146,475

Metalworking Machinery (0.17%)
   Giddings & Lewis                    5,100            92,437

Miscellaneous Business Services (0.30%)
   Safety-Kleen Corp.                  9,700           164,900

Miscellaneous Converted Paper
Products (1.60%)
   Avery Dennison Corp.                7,000           284,375
   Minnesota Mining & Mfg. Co.         9,900           590,288

                                                       874,663
Miscellaneous Electrical Equipment
& Supplies (0.95%)
   Motorola, Inc.                      9,100           517,562

Miscellaneous Fabricated Metal
Products (0.23%)
   Keystone International, Inc.        6,100           128,100

Miscellaneous Shopping Goods
Stores (0.53%)
   Toys 'R' Us, Inc.                  11,600(a)        292,900

Motor Vehicles & Equipment (1.31%)
   Dana Corp.                          5,300           136,475
   Ford Motor Co.                     12,900           348,300
   General Motors Corp.                5,200           234,650

                                                       719,425
Offices & Clinics of Medical
Doctors (0.39%)
   FHP International Corp.             9,100(a)        216,125

Paper Mills (0.43%)
   James River Corp. of Virginia       8,700           235,988

Personnel Supply Services (0.50%)
   Olsten Corp.                        7,984           272,454

Petroleum Refining (1.81%)
   Atlantic Richfield Co.              2,900     $     332,050
   Exxon Corp.                         7,200           501,300
   Lyondell Petrochemical Co.          6,300           156,712

                                                       990,062
Photographic Equipment &
Supplies (0.79%)
   Eastman Chemical Co.                2,750           156,063
   Eastman Kodak Co.                   4,800           276,000

                                                       432,063
Plastic Materials & Synthetics (0.25%)
   Wellman, Inc.                       5,100           137,700

Pulp Mills (0.62%)
   International Paper Co.             1,800           138,600
   Mead Corp.                          3,900           201,825

                                                       340,425
Railroad Equipment (0.35%)
   Trinity Industries, Inc.            4,900           189,262

Sanitary Services (1.72%)
   Browning-Ferris Industries, Inc.    7,800           257,400
   WMX Technologies, Inc.             25,200           686,700

                                                       944,100
Security Brokers & Dealers (0.33%)
   Edwards (A.G.), Inc.                7,975           182,428

Soap, Cleaners & Toilet Goods (0.32%)
   Avon Products                       2,800           177,100

Telephone Communication (1.91%)
   AT&T Corp.                         13,400           680,050
   MCI Communications Corp.           16,900           367,575

                                                     1,047,625
Variety Stores (1.46%)
   Dayton-Hudson Corp.                 6,500           436,313
   Wal-Mart Stores, Inc.              15,300           363,375

                                                       799,688
Women's Clothing Stores (0.10%)
   Charming Shoppes, Inc.             10,200            55,462


                         Total Common Stocks        26,455,884

Preferred Stocks (3.87%)

Blast Furnace & Basic
Steel Products (0.58%)
   Quanex Corp.
     Convertible Exchangeable         14,000           316,750

Meat Products (0.82%)
   Conagra, Inc.;
     Class E Convertible              13,200           450,450

Motor Vehicles & Equipment (2.39%)
   Federal-Mogul Corp.;
     Series D Convertible              7,800(b)        428,025
   Ford Motor Co.;
     Series A Convertible             10,000           881,250

                                                     1,309,275
Paper Mills (0.08%)
   James River Corp. of Virginia;
     Series L Convertible Exchangeable 1,000            44,000


                      Total Preferred Stocks         2,120,475

Bonds (4.09%)

Aircraft & Parts (0.36%)
   Rohr Industries, Inc.
     Convertible Subordinated
     Debentures; 7.00%; 10/1/12  $   260,000     $     195,000

Electric Lighting & Wiring
Equipment (0.47%)
   Cooper Industries, Inc.
     Convertible Subordinated
     Debentures; 7.05%; 1/1/15       245,000           253,575

Electrical Industrial Apparatus (0.50%)
   Liebert Co.
     Convertible Subordinated
     Debentures; 8.00%; 11/15/10     110,000           275,413

Engines & Turbines (0.98%)
   Outboard Marine Corp.
     Convertible Subordinated
     Debentures; 7.00%; 7/1/02       500,000           537,500

Lumber & Other Building
Materials (0.73%)
   Hechinger Co.
     Convertible Subordinated
     Debentures; 5.50%; 4/1/12       600,000           398,250

Petroleum Refining (0.64%)
   Pennzoil Co.
     Senior Exchangeable Debentures;
     6.50%; 1/15/03                  300,000           351,750

Trucking & Courier Services,
Ex., Air (0.41%)
   Builders Transport, Inc.
     Convertible Subordinated
     Debentures; 6.50%; 5/1/11       306,000           225,675


                                 Total Bonds         2,237,163

U.S. Government Treasury Notes & Bonds (34.35%)

   5.13%; 2/28/98                 $4,000,000      $  3,836,247
   6.00%; 10/15/99                 2,150,000         2,080,798
   5.50%; 4/15/00                  5,800,000         5,475,559
   6.38%; 8/15/02                  2,300,000         2,220,937
   5.88%; 2/15/04                  1,050,000           969,281
   7.50%; 2/15/05                  1,000,000         1,030,937
   8.25%; 5/15/05                    750,000           782,109
   7.25%; 5/15/16                    575,000           563,500
   7.50%; 11/15/16                   575,000           578,594
   7.88%; 2/15/21                    750,000           784,453
   7.25%; 8/15/22                    500,000           490,000

                                                    18,812,415

Commercial Paper (9.64%)

Electronic Distribution
Equipment (3.15%)
   General Electric Capital Corp.
     5.93%;5/5/95                 $1,725,000      $  1,723,863

Life Insurance (2.22%)
   Prudential Funding Corp.
     5.92%; 5/4/95                 1,215,000         1,214,401

Motor Vehicles & Euqipment (2.13%)
   Ford Motor Credit Co.
     5.91%; 5/1/95                 1,165,000         1,165,000

Personal Credit Institutions (2.14%)
   Household Finance Corp.
     5.90%; 5/2/95                 1,175,000         1,174,808


                      Total Commercial Paper         5,278,072


       Total Portfolio Investments (100.26%)        54,904,009

       Liabilities, net of cash, receivables
                   and other assets (-0.26%)          (143,471)


                  Total Net Assets (100.00%)       $54,760,538



(a)  Non-income producing security - No dividend paid during the period.
(b)  Restricted security - See Note 4 to the financial statements

PRINCOR BLUE CHIP FUND, INC.

                                      Shares
                                       Held             Value


Common Stocks (93.01%)

Beverages (4.61%)
   Coca-Cola Co.                      12,600     $     732,375
   Pepsico, Inc.                      16,000           666,000

                                                     1,398,375

Commercial Banks (4.89%)
   Banc One Corp.                     15,223           449,078
   KeyCorp                            12,500           334,375
   Torchmark Corp.                     7,800           304,200
   Wachovia Corp.                     11,200           393,400

                                                     1,481,053
Commercial Printing (1.28%)
   R. R. Donnelley & Sons Co.         11,400           387,600

Computer & Office Equipment (2.93%)
   Hewlett-Packard Co.                13,400           886,075

Consumer Products (1.97%)
   Philip Morris Cos., Inc.            8,800           596,200

Dairy Products (1.65%)
   Dean Foods Co.                     17,500           498,750

Drug Stores & Proprietary Stores (2.45%)
   Walgreen Co.                       15,800      $    742,600

Drugs (11.52%)
   American Home Products Corp.        4,400           339,350
   Bristol-Myers Squibb Co.           11,100           722,888
   Johnson & Johnson                  14,200           923,000
   Lilly (Eli) & Co.                   4,300           321,425
   Merck & Co., Inc.                  15,100           647,412
   Warner-Lambert Co.                  6,700           534,325

                                                     3,488,400
Eating & Drinking Places (2.13%)
   McDonald's Corp.                   18,400           644,000

Electric Services (1.51%)
   Dominion Resources, Inc.           12,500           456,250

Electrical Industrial Apparatus (2.82%)
   Emerson Electric Co.               12,700           854,075

Electronic Distribution
Equipment (3.63%)
   General Electric Co.               19,600         1,097,600

Engineering & Architectural
Services (0.91%)
   Dun & Bradstreet Corp.              5,300           276,263

General Industrial Machinery (2.32%)
   Pall Corp.                         30,000           701,250

Grain Mill Products (2.27%)
   Ralston-Ralston Purina Group       14,500           688,750

Industrial Inorganic Chemicals (2.57%)
   Dow Chemical Co.                   11,200           778,400

Insurance Agents, Brokers &
Services (2.72%)
   Equifax, Inc.                      25,400           822,325

Medical Instruments & Supplies (2.43%)
   Becton, Dickinson & Co.            13,200           735,900

Miscellaneous Business Services (1.46%)
   Safety-Kleen Corp.                 26,000           442,000
Miscellaneous Converted Paper
Products (2.17%)
   Minnesota Mining & Mfg. Co.        11,000           655,875

Miscellaneous Electrical Equipment &
Supplies (3.12%)
   Motorola, Inc.                     16,600           944,125

Motor Vehicles & Equipment (1.52%)
   Ford Motor Co.                     17,000           459,000

Paper Mills (1.84%)
   Union Camp Corp.                   11,100           556,388

Petroleum Refining (7.66%)
   Exxon Corp.                        13,800           960,825
   Mobil Corp.                         6,100           578,737
   Royal Dutch Petroleum Co. ADR       6,300           781,200

                                                     2,320,762
Preserved Fruits & Vegetables (1.87%)
   H. J. Heinz Co.                    13,500           567,000

Pulp Mills (1.70%)
   International Paper Co.             6,700     $     515,900

Sanitary Services (2.39%)
   WMX Technologies, Inc.             26,500           722,125

Security Brokers & Dealers (1.32%)
   American Express Co.               11,500           399,625

Shoe Stores (1.16%)
   Melville Corp.                      9,800           350,350

Soap, Cleaners & Toilet Goods (2.24%)
   Procter & Gamble Co.                9,700           677,788

Telephone Communication (7.11%)
   AT&T Corp.                         14,400           730,800
   Airtouch Communications, Inc.      13,000(a)        349,375
   Bellsouth Corp.                    11,000           673,750
   Pacific Telesis Group              13,000           401,375

                                                     2,155,300
Variety Stores (2.84%)
   Dayton-Hudson Corp.                12,800           859,200


                         Total Common Stocks        28,159,304

Commercial Paper (6.98%)

                                     Principal
                                      Amount            Value


Electronic Distribution Equipment (2.33%)
   General Electric Capital Corp.
     5.93%; 5/5/95                  $705,000     $     704,536

Motor Vehicles & Equipment (2.24%)
   Ford Motor Credit Co.
     5.91%; 5/1/95                   680,000           680,000

Personal Credit Institutions (2.41%)
   Household Finance Corp.
     5.90%; 5/2/95                   730,000           729,880


                      Total Commercial Paper         2,114,416


        Total Portfolio Investments (99.99%)        30,273,720

Cash, receivables and other assets,
   net of liabilities (0.01%)                            1,535


                  Total Net Assets (100.00%)       $30,275,255



(a)  Non-Income producing security - No dividend paid during the period.

PRINCOR CAPITAL ACCUMULATION FUND, INC.

                                      Shares
                                       Held             Value


Common Stocks (95.88%)

Advertising (1.33%)
   Interpublic Group of Cos., Inc.   106,800      $  4,058,400

Air Transportation, Scheduled (0.53%)
   Southwest Airlines Co.             70,400         1,628,000

Automotive Rentals, No Drivers (1.19%)
   Ryder Systems, Inc.               155,200         3,627,800

Beverages (2.62%)
   Pepsico, Inc.                     155,400         6,468,525
   Universal Foods Corp.              47,400         1,540,500

                                                     8,009,025
Central Reserve Depositories (0.49%)
   Paccar, Inc.                       32,320         1,486,720

Combination Utility Services (1.37%)
   Cinergy Corp.                     119,500         3,002,438
   Scana Corp.                        27,800         1,191,925

                                                     4,194,363
Commercial Banks (9.66%)
   Banc One Corp.                     96,800         2,855,600
   Boatmen's Bancshares, Inc.         87,200         2,899,400
   Chase Manhattan Bank Corp.        107,300         4,694,375
   Chemical Banking Corp.            102,000         4,258,500
   Comerica, Inc.                    103,100         2,964,125
   First of America Bank Corp.        78,700         2,724,988
   First Security Corp.               45,647         1,089,822
   First Tennessee National Corp.     42,150         1,791,375
   Firstar Corp.                      29,400           848,925
   KeyCorp                           104,400         2,792,700
   Nationsbank Corp.                  52,600         2,630,000

                                                    29,549,810
Communications Equipment (2.60%)
   Allen Group, Inc.                  44,400         1,004,550
   DSC Communications Corp.           48,100(a)      1,779,700
   General Instrument Corp.           49,100(a)      1,675,538
   Newbridge Networks Corp.           65,100(a)      2,018,100
   Northern Telecom Ltd.              40,900         1,487,737

                                                     7,965,625
Computer & Data Processing
Services (1.28%)
   Microsoft Corp.                    47,900(a)      3,915,825

Computer & Office Equipment (2.26%)
   Cabletron Systems, Inc.            36,600(a)      1,738,500
   Hewlett-Packard Co.                28,800         1,904,400
   International Business
     Machines Corp.                   34,600         3,278,350

                                                     6,921,250
Construction & Related
Machinery (1.33%)
   Caterpillar, Inc.                  69,700         4,077,450

Crude Petroleum & Natural Gas (1.69%)
   Texaco, Inc.                       75,500         5,162,313

Dairy Products (0.67%)
   Dean Foods Co.                     72,400         2,063,400

Deep Sea Foreign Transportation
of Freight (0.43%)
   Overseas Shipholding Group, Inc.   66,300    $    1,326,000

Department Stores (2.26%)
   Sears, Roebuck & Co.              127,300         6,906,025

Drugs (4.88%)
   American Home Products Corp.       26,100         2,012,962
   Bristol-Myers Squibb Co.           46,800         3,047,850
   Lilly (Eli) & Co.                  39,900         2,982,525
   Merck & Co., Inc.                 100,500         4,308,938
   Warner-Lambert Co.                 32,400         2,583,900

                                                    14,936,175
Eating & Drinking Places (1.07%)
   McDonald's Corp.                   93,500         3,272,500

Electric Light & Wiring
Equipment (0.37%)
   Cooper Industries                  29,400         1,146,600

Electric Services (5.33%)
   American Electric Power Co., Inc. 138,800         4,545,700
   Dominion Resources, Inc.          122,500         4,471,250
   Florida Progress Corp.             44,900         1,369,450
   FPL Group, Inc.                    84,500         3,105,375
   Potomac Electric Power Co.        144,700         2,821,650

                                                    16,313,425
Electrical Industrial Apparatus (0.60%)
   Emerson Electric Co.               27,400         1,842,650

Electronic Components &
Accessories (0.70%)
   Duracell International, Inc.       48,700         2,142,800

Electronic Distribution
Equipment (2.91%)
   General Electric Co.              158,900         8,898,400

Engines & Turbines (0.97%)
   Cummins Engine Co., Inc.           34,600         1,548,350
   Outboard Marine Corp.              64,500         1,427,062

                                                     2,975,412
General Industrial Machinery (1.38%)
   BW/IP Holdings, Inc.; Class A      63,700         1,122,713
   Goulds Pumps, Inc.                 46,800         1,158,300
   Pall Corp.                         83,400         1,949,475

                                                     4,230,488
Grain Mill Products (1.87%)
   Ralston-Ralston Purina Group      120,800         5,738,000

Grocery Stores (0.70%)
   American Stores Co.                84,200         2,157,625

Household Furniture (0.95%)
   Masco Corp.                       114,500         2,919,750

Industrial Inorganic Chemicals (1.84%)
   Dow Chemical Co.                   81,000         5,629,500

Insurance Agents, Brokers
& Services (1.23%)
   Equifax, Inc.                     115,700         3,745,787

Jewelry, Silverware & Plated
Ware (0.58%)
   Jostens, Inc.                      87,700    $    1,764,963

Medical Instruments & Supplies (2.14%)
   Becton, Dickinson & Co.            37,400         2,085,050
   St. Jude Medical, Inc.             72,600         3,121,800
   United States Surgical Corp.       60,600         1,348,350

                                                     6,555,200
Medical Service
& Health Insurance (3.51%)
   AON Corp.                          48,850         1,801,344
   Foundation Health Corp.            92,300(a)      2,561,325
   Pacificare Health Systems, Inc.;
     Class B                          58,000(a)      3,596,000
   Physicians Corp. of America        49,700(a)        888,387
   U.S. Healthcare, Inc.              69,900         1,869,825

                                                    10,716,881
Metal Forgings & Stampings (0.60%)
   Newell Co.                         78,100         1,845,112

Metalworking Machinery (0.38%)
   Giddings & Lewis                   63,600         1,152,750

Miscellaneous Business Services (0.67%)
   Safety-Kleen Corp.                120,100         2,041,700

Miscellaneous Converted Paper
Products (3.61%)
   Avery Dennison Corp.               88,600         3,599,375
   Minnesota Mining & Mfg. Co.       124,800         7,441,200

                                                    11,040,575
Miscellaneous Electrical Equipment
& Supplies (1.53%)
   Motorola, Inc.                     82,600         4,697,875

Miscellaneous Fabricated Metal
Products (0.52%)
   Keystone International, Inc.       75,700         1,589,700

Miscellaneous Shopping Goods
Stores (1.21%)
   Toys 'R' Us, Inc.                 146,600(a)      3,701,650

Motor Vehicles & Equipment (3.02%)
   Dana Corp.                         73,200         1,884,900
   Ford Motor Co.                    163,200         4,406,400
   General Motors Corp.               65,200         2,942,150

                                                     9,233,450
Offices & Clinics of Medical
Doctors (0.88%)
   FHP International Corp.           112,900(a)      2,681,375

Paper Mills (0.98%)
   James River Corp. of Virginia     110,400         2,994,600

Petroleum Refining (4.04%)
   Atlantic Richfield Co.             35,300         4,041,850
   Exxon Corp.                        91,600         6,377,650
   Lyondell Petrochemical Co.         78,400         1,950,200

                                                    12,369,700
Photographic Equipment
& Supplies (1.78%)
   Eastman Chemical Co.               34,800         1,974,900
   Eastman Kodak Co.                  60,300         3,467,250

                                                     5,442,150
Plastic Materials & Synthetics (0.56%)
   Wellman, Inc.                      63,300    $    1,709,100

Pulp Mills (1.37%)
   International Paper Co.            22,100         1,701,700
   Mead Corp.                         48,300         2,499,525

                                                     4,201,225
Railroad Equipment (0.78%)
   Trinity Industries, Inc.           62,000         2,394,750

Sanitary Services (3.93%)
   Browning-Ferris Industries, Inc.  102,400         3,379,200
   WMX Technologies, Inc.            317,900         8,662,775

                                                    12,041,975
Security Brokers & Dealers (0.74%)
   Edwards (A.G.), Inc.               99,622         2,278,853

Soap, Cleaners & Toilet Goods (0.73%)
   Avon Products                      35,400         2,239,050

Telephone Communication (4.29%)
   AT&T Corp.                        167,100         8,480,325
   MCI Communications Corp.          213,800         4,650,150

                                                    13,130,475
Variety Stores (3.28%)
   Dayton-Hudson Corp.                82,300         5,524,387
   Wal-Mart Stores, Inc.             190,300         4,519,625

                                                    10,044,012
Women's Clothing Stores (0.24%)
   Charming Shoppes, Inc.            137,300           746,569


                        Total Common Stocks       $293,454,808

Bond (1.05%)

                                     Principal
                                      Amount            Value


Electrical Industrial Apparatus (1.05%)
   Liebert Co.
     Convertible Subordinated
     Debentures; 8.00%; 11/15/10  $1,281,000    $    3,207,304

Commercial Paper (4.48%)

Electronic Distribution
Equipment (1.16%)
   General Electric Capital Corp.
     5.93%; 5/5/95                 3,565,000         3,562,651

Life Insurance (0.71%)
   Prudential Funding Corp.
     5.92%; 5/4/95                 2,160,000         2,158,934

Motor Vehicles & Equipment (1.84%)
   Ford Motor Credit Co.
     5.91%; 5/1/95                 3,260,000         3,260,000
     5.94%; 5/3/95                 2,385,000         2,384,213

                                                     5,644,213
Personal Credit Institutions (0.77%)
   Household Finance Corp.
     5.90%; 5/2/95                $2,355,000   $     2,354,614


                      Total Commercial Paper        13,720,412


       Total Portfolio Investments (101.41%)       310,382,524

       Liabilities, net of cash, receivables
                   and other assets (-1.41%)        (4,329,402)


                  Total Net Assets (100.00%)      $306,053,122



(a) Non-Income producing security - No dividend paid during the period.

PRINCOR EMERGING GROWTH FUND, INC.

                                      Shares
                                       Held             Value


Common Stocks (83.60%)

Blast Furnace & Basic Steel
Products (1.39%)
   Lukens, Inc.                       50,000    $    1,618,750

Carpets & Rugs (1.69%)
   Shaw Industries, Inc.             150,000         1,968,750

Chemicals & Allied Products (0.76%)
   Sigma-Aldrich Corp.                20,000           885,000

Commercial Banks (8.09%)
   Boatmen's Bancshares, Inc.         10,200           339,150
   First Commerce Corp.               15,000           412,500
   First Federal Capital Corp.       108,532         1,682,246
   Hawkeye Bancorp.                   67,000         1,520,063
   Independent Bank Corp. Michigan    35,000           857,500
   Integra Financial Corp.            10,000           437,500
   Merchants Bancorp., Inc.           57,500         1,451,875
   North Fork Bancorp., Inc.          25,000           437,500
   Peoples Heritage Financial
     Group, Inc.                      58,900           809,875
   Princeton National Bancorp., Inc.  85,250         1,108,250
   Summit Bancorp.                    17,600           338,800

                                                     9,395,259
Commercial Printing (0.63%)
   Bowne & Co., Inc.                   5,000            81,875
   Merrill Corp.                      40,000           650,000

                                                       731,875
Communications Equipment (1.74%)
   California Amplifier, Inc.         50,000(a)        475,000
   Newbridge Networks Corp.           50,000(a)      1,550,000

                                                     2,025,000
Computer & Data Processing
Services (6.56%)
   American Management Systems, Inc.  70,000(a) $    1,478,750
   Effective Management Systems      125,000(a)        828,125
   HBO & Co.                          24,000         1,098,000
   Legent Corp.                       80,000(a)      2,180,000
   Microsoft Corp.                    25,000(a)      2,043,750

                                                     7,628,625
Computer & Office Equipment (2.17%)
   Digital Biometrics, Inc.           35,000(a)        332,500
   EMC Corp.                          80,000(a)      1,580,000
   Sun Microsystems, Inc.             15,260(a)        608,493

                                                     2,520,993
Crude Petroleum & Natural Gas (0.36%)
   Devon Energy Corp.                 19,950           413,963

Dairy Products (0.77%)
   Dreyer's Grand Ice Cream, Inc.     30,000           892,500

Department Stores (1.12%)
   Younkers, Inc.                     70,000(a)      1,303,750

Drugs (1.46%)
   Alliance Pharmaceutical Corp.      28,000(a)        143,500
   Forest Laboratories, Inc.          10,000(a)        450,000
   Merck & Co., Inc.                  16,970           727,589
   Seragen, Inc.                      40,000(a)        275,000
   Syntro Corp.                       50,000(a)        100,000

                                                     1,696,089
Eating & Drinking Places (0.60%)
   Ryan's Family Steak Houses, Inc.  100,000(a)        700,000

Electronic Components &
Accessories (6.11%)
   Linear Technology Corp.            25,000         1,493,750
   Solectron Corp.                    80,000(a)      2,350,000
   Vishay Intertechnology, Inc.       55,125(a)      3,259,266

                                                     7,103,016
Engineering & Architectural
Services (0.55%)
   Paychex, Inc.                      13,500           642,937

Fire, Marine & Casualty
Insurance (1.79%)
   Avemco Corp.                       57,200           958,100
   Berkley W. R. Corp.                30,000         1,125,000

                                                     2,083,100
Footwear, Except Rubber (1.01%)
   Nine West Group, Inc.              36,000(a)      1,170,000

General Industrial Machinery (5.86%)
   Flow International Corp.          100,000(a)        837,500
   Kaydon Corp.                       50,000         1,375,000
   MFRI, Inc.                         67,000(a)        297,312
   Pentair, Inc.                      45,000         2,058,750
   Roper Industries, Inc.             82,800         2,235,600

                                                     6,804,162
Grocery Stores (0.45%)
   Casey's General Stores, Inc.       30,000           517,500

Hardware Stores (1.33%)
   Central Tractor Farm &
     Country, Inc.                   121,000(a)      1,542,750
Holding Offices (1.98%)
   Central Mortgage Bancshares, Inc.  84,000   $     1,806,000
   Today's Bancorp., Inc.             29,000           500,250

                                                     2,306,250
Hose, Belting, Gaskets &
Packing (1.63%)
   Mark IV Industries                105,105         1,891,890

Hospitals (2.17%)
   Humana, Inc.                       75,000(a)      1,462,500
   Universal Health Services, Inc.;
     Class B                          40,000(a)      1,055,000

                                                     2,517,500
Industrial Inorganic Chemicals (1.09%)
   AMSCO International, Inc.         100,000(a)      1,262,500

Insurance Agents, Brokers
& Services (0.99%)
   Equifax, Inc.                      35,400         1,146,075

Iron & Steel Foundries (1.32%)
   Atchison Casting Corp.            102,000(a)      1,530,000

Laundry, Cleaning & Garment
Services (0.59%)
   G&K Services, Inc.; Class A        37,500           684,375

Life Insurance (0.73%)
   First Colony Corp.                 38,100           847,725

Lumber & Other Building
Materials (0.24%)
   Payless Cashways, Inc.             35,000(a)        275,625

Measuring & Controlling
Devices (0.32%)
   ISCO, Inc.                         30,935           371,214

Meat Products (1.35%)
   Michael Foods, Inc.               125,000         1,570,312

Medical Instruments & Supplies (5.67%)
   Andros Analyzers, Inc.             10,000(a)        168,750
   Boston Scientific Corp.           170,760(a)      4,653,210
   MDT  Corp.                         50,000(a)        312,500
   Nellcor, Inc.                      35,000(a)      1,452,500

                                                     6,586,960
Medical Service & Health
Insurance (3.61%)
   Foundation Health Corp.            50,000(a)      1,387,500
   Health System International, Inc.  38,900(a)        991,950
   United Healthcare Corp.            50,000         1,812,500

                                                     4,191,950
Metal Forgings & Stampings (0.58%)
   Varlen Corp.                       28,485           669,398

Metal Services, NEC (1.08%)
   BMC Industries, Inc.               70,000         1,260,000

Miscellaneous Chemical
Products (2.58%)
   H. B. Fuller Co.                   40,000         1,510,000
   Loctite Corp.                      30,000         1,492,500

                                                     3,002,500
Miscellaneous Fabricated
Metal Products (2.20%)
   Intel Corp.                        25,000    $    2,559,375

Miscellaneous Plastics
Products, NEC (0.13%)
   Rubbermaid, Inc.                    5,266           155,347

Nursing & Personal
Care Facilities (0.26%)
   Continental Medical Systems, Inc.  28,036(a)        301,387

Office Furniture (0.53%)
   Chromcraft Revington, Inc.         15,000(a)        352,500
   Kimball International, Inc.;
     Class B                          10,000           265,000

                                                       617,500
Offices & Clinics of Medical
Doctors (0.07%)
   FHP International Corp.             3,360            79,800

Operative Builders (0.47%)
   Pulte Corp.                        25,000           540,625

Paints & Allied Products (0.68%)
   RPM, Inc.                          40,000           790,000

Pens, Pencils, Office & Art
Supplies (0.04%)
   Hunt Mfg. Co.                       3,450            50,887

Personnel Supply Services (0.30%)
   Olsten Corp.                       10,266           350,327

Plastic Materials & Synthetics (1.08%)
   A. Schulman, Inc.                  40,000         1,255,000

Plumbing, Heating &
Air-Conditioning (1.12%)
   Apogee Enterprises, Inc.           70,000         1,207,500
   Metalclad Corp.                    55,000(a)         92,813

                                                     1,300,313
Refrigeration & Service
Machinery (1.08%)
   Tecumseh Products Co.; Class A     25,000         1,256,250

Sanitary Services (0.43%)
   Browning-Ferris Industries, Inc.   15,000           495,000

Savings Institutions (0.92%)
   North Side Savings Bank (NY)       16,275           368,222
   Sterling Financial Corp.           52,030(a)        702,405

                                                     1,070,627
Security Brokers & Dealers (0.38%)
   Jefferies Group, Inc.              13,043           440,201

Special Industry Machinery (0.46%)
   Key Technology, Inc.               60,000(a)        532,500

Toys & Sporting Goods (1.02%)
   Mattel, Inc.                       50,000         1,187,500

Trucking & Courier Services,
Ex., Air (1.64%)
   Consolidated Freightways, Inc.     15,000           382,500
   J. B. Hunt Transport Services, Inc.80,500         1,519,437

                                                     1,901,937
Women's Clothing Stores (0.42%)
   Charming Shoppes, Inc.             90,000  $        489,375


                         Total Common Stocks        97,132,244

Preferred Stocks (3.24%)

Gas Production & Distribution (0.98%)
   Kelley Oil and Gas Corp.
     Convertible                      54,432         1,143,072

Offices & Clinics of Medical
Doctors (2.26%)
   FHP International Corp.
     Series A Convertible            111,200         2,627,100


                      Total Preferred Stocks         3,770,172

Bonds (3.52%)

                                     Principal
                                      Amount            Value


Combination Utility Services (0.00%)
   Bonneville Pacific Corp.
     Convertible Subordinated
     Debentures; 7.75%; 8/15/09  $   150,000(b)  $           0

Computer & Data Processing
Services (1.24%)
   Sierra On Line
     Convertible Subordinated
     Debentures; 6.50%; 4/1/01       990,000(c)      1,435,500

Computer & Office Equipment (0.16%)
   Seagate Technology
     Convertible Subordinated
     Debentures; 6.75%; 5/1/12       200,000           190,250

Drugs (0.34%)
   Genzyme Corp.
     Convertible Notes;
     6.75%; 10/1/01                  400,000           390,000

Industrial Inorganic Chemicals (1.12%)
   Ciba-Geigy Corp.
     Exchangeable Subordinated
     Debentures; 6.25%; 3/15/16      350,000(c)        320,688
   ICN Pharmaceuticals, Inc.
     Convertible Subordinated
     Debentures, 8.50%; 11/15/99   1,000,000           986,250

                                                     1,306,938
Nursing & Personal Care
Facilities (0.19%)
   Greenery Rehabilitation Group, Inc.
     Convertible Senior Subordinated
     Notes; 8.75%; 4/1/15            250,000           222,500

Plumbing, Heating & Air-
Conditioning (0.16%)
   Metalclad Corp.
     Convertible Subordinated
     Debentures; 8.00%; 6/1/97   $   425,000(c)  $     183,812

Sanitary Services (0.31%)
   Enclean, Inc.
     Convertible Subordinated
     Debentures; 7.50%; 8/1/01       200,000           200,655
   Sanifill, Inc.
     Convertible Subordinated
     Debentures; 7.50%; 6/1/06       150,000           155,625

                                                       356,280

                                 Total Bonds         4,085,280

Commercial Paper (9.41%)

Electronic Distribution
Equipment (0.69%)
   General Electric Capital Corp.
     5.93%; 5/5/95                   800,000           799,473

Life Insurance (1.45%)
   Prudential Funding Corp.
     5.92%; 5/4/95                 1,685,000         1,684,169

Motor Vehicles & Equipment (2.21%)
   Ford Motor Credit Co.
     5.91%; 5/1/95                 2,565,000         2,565,000

Personal Credit Institutions (2.72%)
   Household Finance Corp.
     5.90%; 5/2/95                 3,165,000         3,164,481

Petroleum Refining (2.34%)
   Chevron Oil Finance Co.
     5.93%; 5/3/95                 2,715,000         2,714,105


                      Total Commercial Paper        10,927,228


        Total Portfolio Investments (99.77%)       115,914,924

        Cash, receivables and other assets,
                  net of liabilities (0.23%)           272,945


                        Net Assets (100.00%)      $116,187,869



(a)  Non-income producing security - No dividend paid during the period.
(b)  Non-income producing security - Security in default.
(c)  Restricted security - See Note 4 to the financial statements.

PRINCOR GROWTH FUND, INC.

                                      Shares
                                       Held             Value


Common Stocks (84.58%)

Advertising (1.62%)
   Interpublic Group of Cos., Inc.    60,000    $    2,280,000

Beverages (2.28%)
   Coca-Cola Co.                      28,000         1,627,500
   Pepsico, Inc.                      37,800         1,573,425

                                                     3,200,925
Blast Furnace & Basic Steel
Products (1.67%)
   Lukens, Inc.                       55,000         1,780,625
   Quanex Corp.                       24,142           561,302

                                                     2,341,927
Carpets & Rugs (1.40%)
   Shaw Industries, Inc.             150,000         1,968,750
Commercial Banks (3.42%)
   Boatmen's Bancshares, Inc.         45,000         1,496,250
   First of America Bank Corp.        30,400         1,052,600
   Firstmerit Corporation             50,000         1,156,250
   Meridian Bancorp., Inc.            10,000           317,500
   Princeton National Bancorp., Inc.  60,000           780,000

                                                     4,802,600
Communications Equipment (1.30%)
   Northern Telecom Ltd.              50,000         1,818,750

Computer & Data Processing
Services (4.00%)
   Legent Corp.                       80,000(a)      2,180,000
   Microsoft Corp.                    42,000(a)      3,433,500

                                                     5,613,500
Computer & Office Equipment (1.78%)
   Digital Equipment Corp.             6,800(a)        313,650
   Hewlett-Packard Co.                20,000         1,322,500
   Pitney Bowes, Inc.                 10,000           371,250
   Tandy Corp.                        10,000           495,000

                                                     2,502,400
Construction & Related
Machinery (1.59%)
   Clark Equipment Co.                26,100(a)      2,231,550

Department Stores (1.88%)
   May Department Stores              42,000         1,522,500
   Younkers, Inc.                     60,000(a)      1,117,500

                                                     2,640,000
Drugs (4.29%)
   Alliance Pharmaceutical Corp.      20,000(a)        102,500
   Bristol-Myers Squibb Co.           10,000           651,250
   Johnson & Johnson                  16,000         1,040,000
   Lilly (Eli) & Co.                  20,000         1,495,000
   Merck & Co., Inc.                  44,100         1,890,787
   Seragen, Inc.                      70,500(a)        484,688
   Upjohn Co.                         10,000           362,500

                                                     6,026,725
Electric Light & Wiring
Equipment (0.21%)
   Raychem Corp.                       8,100           288,562

Electrical Goods (0.32%)
   Avnet, Inc.                        10,000           445,000

Electronic Components &
Accessories (3.88%)
   Linear Technology Corp.            45,000         2,688,750
   Vishay Intertechnology, Inc.       46,725(a)      2,762,616

                                                     5,451,366
Electronic Distribution
Equipment (0.80%)
   General Electric Co.               20,000         1,120,000

Engineering & Architectural
Services (0.37%)
   Dun & Bradstreet Corp.             10,000   $       521,250

Federal & Federally Sponsored
Credit (0.63%)
   Federal National Mortgage
     Association                      10,000           882,500

Footwear, Except Rubber (0.80%)
   Stride Rite Corp.                  94,000         1,116,250

General Industrial Machinery (3.34%)
   Flow International Corp.          100,000(a)        837,500
   Ingersoll-Rand Co.                 55,000         1,966,250
   Tyco International Ltd.            36,000         1,890,000

                                                     4,693,750
Grain Mill Products (3.04%)
   General Mills, Inc.                40,000         2,440,000
   Ralcorp Holdings, Inc.             10,833(a)        250,513
   Ralston Continental Baking Group    6,500(a)         26,813
   Ralston-Ralston Purina Group       32,500         1,543,750

                                                     4,261,076
Grocery Stores (0.26%)
   Casey's General Stores, Inc.       21,052           363,147

Holding Offices (0.37%)
   Today's Bancorp Inc.               30,000           517,500

Hose, Belting, Gaskets & Packing (1.56%)
   Mark IV Industries                122,054         2,196,974

Hospitals (2.19%)
   Humana, Inc.                      100,000(a)      1,950,000
   Universal Health Services, Inc.;
     Class B                          42,511(a)      1,121,227

                                                     3,071,227
Household Furniture (1.45%)
   Masco Corp.                        80,000         2,040,000

Medical Instruments & Supplies (6.71%)
   Andros Analyzers, Inc.             60,000(a)      1,012,500
   Becton, Dickinson & Co.            20,000         1,115,000
   Boston Scientific Corp.           206,961(a)      5,639,687
   Nellcor, Inc.                      40,000(a)      1,660,000

                                                     9,427,187
Medical Service & Health
Insurance (4.97%)
   AON Corp.                          40,000         1,475,000
   Foundation Health Corp.            70,000(a)      1,942,500
   Health System International, Inc. 50,000(a) 1,275,000 Provident Life & Accident Insurance Co.;
     Class A                          10,000           216,250
     Class B                          10,000           222,500
   United Healthcare Corp.            51,000         1,848,750

                                                     6,980,000
Millwork, Plywood & Structural
Members (0.34%)
   Georgia-Pacific Corp.               6,096           483,870

Miscellaneous Chemical
Products (0.71%)
   Loctite Corp.                      20,000           995,000

Miscellaneous Converted Paper
Products (0.59%)
   Minnesota Mining & Mfg. Co.        14,000   $       834,750

Miscellaneous Electrical Equipment
& Supplies (2.03%)
   Motorola, Inc.                     50,000         2,843,750

Miscellaneous Fabricated Metal
Products (2.30%)
   Intel Corp.                        31,500         3,224,813

Motor Vehicles & Equipment (3.21%)
   Chrysler Corp.                     46,000         1,983,750
   Dana Corp.                         98,000         2,523,500

                                                     4,507,250
Office Furniture (0.25%)
   Chromcraft Revington, Inc.         15,000(a)        352,500

Offices & Clinics of Medical
Doctors (0.25%)
   FHP International Corp.            15,000(a)        356,250

Operative Builders (0.65%)
   Pulte Corp.                        42,105           910,520

Petroleum Refining (3.37%)
   Atlantic Richfield Co.             20,000         2,290,000
   Exxon Corp.                        35,000         2,436,875

                                                     4,726,875
Plumbing, Heating & Air-
Conditioning  (0.20%)
   Metalclad Corp.                   162,500           274,219

Refrigeration & Service
Machinery (1.43%)
   Tecumseh Products Co.; Class A     40,000         2,010,000

Rubber & Plastics Footwear (0.89%)
   Reebok International Ltd.          40,000         1,250,000

Sanitary Services (2.75%)
   Browning-Ferris Industries, Inc.   80,000         2,640,000
   WMX Technologies, Inc.             45,000         1,226,250

                                                     3,866,250
Security Brokers & Dealers (1.54%)
   Salomon, Inc.                      60,000         2,167,500

Soap, Cleaners & Toilet Goods (5.32%)
   Colgate-Palmolive Co.              35,000         2,458,750
   Ecolab, Inc.                      100,000         2,300,000
   International Flavors &
     Fragrances, Inc.                 15,000           770,625
   SmithKline Beecham PLC             50,000         1,943,750

                                                     7,473,125
Toys & Sporting Goods (1.67%)
   Mattel, Inc.                       98,437         2,337,879

Trucking & Courier Services,
Ex., Air (0.52%)
   Roadway Services, Inc.             15,000   $       727,500

Women's Clothing Stores (0.43%)
   Charming Shoppes, Inc.            110,000           598,125


                         Total Common Stocks       118,743,092

Preferred Stocks (2.71%)

Motor Vehicles & Equipment (0.63%)
   Ford Motor Co.
   Series A Convertible               10,000           881,250

Offices & Clinics of Medical
Doctors (2.08%)
   FHP International Corp.
   Series A Convertible              124,000         2,929,500


                      Total Preferred Stocks         3,810,750

Bonds (2.54%)

                                     Principal
                                      Amount            Value


Drugs (0.17%)
   Genzyme Corp.
     Convertible Notes;
     6.75%; 10/1/01              $   250,000   $       243,750

Electrical Industrial Apparatus (0.89%)
   Liebert Co.
     Convertible Subordinated
     Debentures; 8.00%; 11/15/10     500,000         1,251,875

Industrial Inorganic Chemicals (0.33%)
   Ciba-Geigy Corp.
     Exchangeable Subordinated
     Debentures; 6.25%; 3/15/16      500,000(b)        458,125

Nursing & Personal Care
Facilities  (0.63%)
   Greenery Rehabilitation Group, Inc.
     Convertible Senior Subordinated
     Notes; 8.75%; 4/1/15          1,000,000           890,000

Plumbing, Heating &
Air-Conditioning (0.08%)
   Metalclad Corp.
     Convertible Subordinated
     Debentures; 8.00%; 6/1/97       250,000(b)        108,125

Sanitary Services (0.44%)
   Enclean, Inc.
     Convertible Subordinated
     Debentures; 7.50%; 8/1/01       300,000           300,982
   Sanifill, Inc.
     Convertible Subordinated
     Debentures; 7.50%; 6/1/06       300,000           311,250

                                                       612,232

                                 Total Bonds         3,564,107

Commercial Paper (10.03%)

Electronic Distribution
Equipment (1.64%)
   General Electric Capital Corp.
     5.93%; 5/8/95                $2,310,000    $    2,307,336

Motor Vehicles & Equipment (2.54%)
   Ford Motor Credit Co.
     5.91%; 5/2/95                 3,560,000         3,559,416

Personal Credit Institutions (1.54%)
   Household Finance Corp.
     5.90%; 5/3/95                 2,155,000         2,154,293

Petroleum Refining (4.31%)
   Chevron Oil Finance Co.
     5.85%; 5/1/95                 2,475,000         2,475,000
     5.93%; 5/4/95                 2,020,000         2,019,002
     5.92%; 5/5/95                 1,560,000         1,558,974

                                                     6,052,976


                      Total Commercial Paper        14,074,021


        Total Portfolio Investments (99.86%)       140,191,970

        Cash, receivables and other assets,
                  net of liabilities (0.14%)           198,737


                  Total Net Assets (100.00%)      $140,390,707



(a)  Non-income producing security - No dividend paid during the period.
(b)  Restricted security - See Note 4 to the financial statements.

PRINCOR WORLD FUND, INC.

                                      Shares
                                       Held             Value


Common Stocks (96.16%)

AUSTRALIA (4.78%)

Commercial Banks (1.92%)
   National Australia Bank Ltd.      259,144    $    2,244,282

Crude Petroleum & Natural Gas (0.64%)
   Ampolex Ltd.                      259,000           748,307

Gas Production & Distribution (0.85%)
   Australia Gas & Light             305,000           998,853

Miscellaneous Food &
Kindred Products (1.37%)
   Burns, Philp & Co., Ltd.          634,938         1,608,050

                                                     5,599,492

AUSTRIA (1.41%)

Airports, Flying Fields & Services (0.69%)
   Flughafen Wien AG                  18,200           812,192

Railroad Equipment (0.72%)
   Vae AG                              9,350   $       843,158

                                                     1,655,350

CANADA (3.36%)

Coal Mining Services (0.52%)
   Morgan Hydrocarbons, Inc.         213,600(a)        612,207
Communications Equipment (1.00%)
   Newbridge Networks Corp.           37,700(a)      1,168,700

Iron & Steel Foundries (1.25%)
   Dofasco, Inc.                     117,300         1,465,478

Miscellaneous Plastics
Products, NEC (0.59%)
   Royal Plastics Group               65,000(a)(b)     692,650

                                                     3,939,035

CHILE (1.04%)

Agricultural Chemicals (0.48%)
   Sociedad Quimica Minera De
   Chile SA ADR                       16,000           558,000

Telephone Communication (0.56%)
   Compania De Telef Chile ADR         9,600           662,400

                                                     1,220,400

FINLAND (4.10%)

Forest Products (0.70%)
   Metsa-Serla                        18,800           821,446

Miscellaneous Wood Products (1.10%)
   Enso-Gutzeit                      142,000         1,280,938

Pulp Mills (1.30%)
   Kymmene                            50,700         1,524,496

Sugar & Confectionary Products (1.00%)
   Huhtamake I Free                   36,200         1,173,535

                                                     4,800,415

FRANCE (0.64%)

Drugs (0.64%)
   Roussel-Uclaf                       5,250           754,149


GERMANY (4.53%)

Flat Glass (0.67%)
   Weru AG                             1,275           784,067

Industrial Inorganic Chemicals (1.91%)
   Bayer AG                            9,055         2,237,192

Miscellaneous Chemical Products (1.95%)
   Hoechst AG                         10,700         2,287,522

                                                     5,308,781

HONG KONG (6.61%)

Communications Equipment (0.44%)
   ABC Communications
    Holdings Ltd.                  1,946,000  $        515,495

Electric Services (0.72%)
   CEP-A Consolidated Electric
    Power-Asia                       387,000           847,635

Electrical Industrial Apparatus (0.42%)
   Johnson Electric Industrial
    Mfg.,  Ltd.                      226,800           493,823

Electronic Components
& Accessories (0.42%)
   Varitronix                        340,000           496,461

Highway & Street Construction (0.48%)
   Wai Kee Holdings, Ltd           3,630,000           567,571

Holdings Offices (1.56%)
   First Pacific Co. Ltd.          2,228,000         1,828,172

Office Furniture (0.43%)
   Lamex Holdings                  2,660,000           498,400

Personal Credit Institutions (1.19%)
   Manhattan Card Co.              3,363,000         1,390,609

Security Brokers & Dealers (0.95%)
   Peregrine Investment Holdings   1,058,000         1,114,222

                                                     7,752,388

INDONESIA (1.57%)

Miscellaneous Furniture
& Fixtures (0.24%)
   Pt Surya Toto                     154,000           275,871

Photographic Equipment
& Supplies (0.35%)
   PT Modern Photo Film Co.          100,000           418,732

Pulp Mills (0.98%)
   Asia Pacific Resources            146,700(a)      1,155,262

                                                     1,849,865

ITALY (2.32%)

Metalworking Machinery (0.30%)
   Danieli & Co.-DR                  110,000           353,316

Telephone Communication (2.02%)
   Telecom Italia-DI               1,136,000         2,364,959

                                                     2,718,275

JAPAN (1.03%)

Computer & Office Equipment (0.49%)
   Canon, Inc.                        35,000   $       579,047

Electronic Components
& Accessories (0.31%)
   Murata Mfg.                         9,000           362,068

Engines & Turbines (0.23%)
   Mabuchi Motor                       4,000           264,231

                                                     1,205,346

KOREA (2.62%)

Concrete Work (0.28%)
   Hanil Cemet                         6,000           330,567

Construction & Related
Machinery (0.72%)
   Keumkang                           10,000           840,847

Electric Services (0.89%)
   Korea Electric Power Corp.         28,500         1,043,057

Foreign Banks, Branches
& Agencies (0.33%)
   Shinhan Bank                       16,300           331,420
   Shinhan Bank Bonus Shares           2,992(a)         60,835

                                                       392,255
Industrial Inorganic Chemicals (0.40%)
   Korea Chemical                      4,000           466,992

                                                     3,073,718

MALAYSIA (1.22%)

Electronic Distribution
Equipment (0.22%)
   Matsushita Electric Co.
    of  Malaysia                      33,500           257,781

Holding Offices (0.56%)
   C. I. Holdings                    180,000           656,097

Non-Classifiable Establishments (0.44%)
   Malaysian Pacific Industries      244,000           513,862

                                                     1,427,740

MEXICO (1.97%)

Aircraft & Parts (0.13%)
   Tolmex SA                          46,000           153,726

Cement, Hydraulic (0.27%)
   Apasco SA                          90,000           308,364

Concrete, Gypsum & Plaster
Products (0.22%)
   Cementos De Mexico SA              80,000           257,900

Department Stores (0.27%)
   Sears Roebuck De Mexico SA         83,400(a)        313,903

Foreign Banks, Branches
& Agencies (0.26%)
   Grupo Financiero Bancomer       1,030,000           307,706

Miscellaneous Food & Kindred
Products (0.17%)
   Grupo Herdez SA                   498,000   $       199,206

Telephone Communication (0.65%)
   Telefonos De Mexico SA ADR         25,300           765,325

                                                     2,306,130

NETHERLANDS (13.99%)

Beer, Wine & Distilled
Beverages (0.48%)
   Heineken Holdings                   4,344           569,168

Communications Services, NEC (1.70%)
   KPN Royal PTT Nederland            57,086         1,993,457

Electric Light & Wiring
Equipment (0.64%)
   Otra                                3,700           748,720

Electronic Distribution
Equipment (1.99%)
   Phillips Electronics               61,100         2,334,763

Foreign Banks, Branches &
Agencies (1.76%)
   ABN-AMRO Holdings NV               53,415         2,058,342

Grocery Stores (1.32%)
   Ahold NV New ADR                   39,854         1,384,926
   Koninklijke Ahold NV                4,940           170,274

                                                     1,555,200
Meat Products (2.46%)
   Unilever NV                        21,500         2,882,404

Miscellaneous Durable Goods (0.89%)
   Hagemeyer NV                       12,000         1,037,925

Miscellaneous Transportation
Services (0.76%)
   Koninklijke Pakhoed NV             30,178           896,041

Paperboard Containers &
Boxes (0.65%)
   Koninklijke KNP BT NV              25,080(b)        757,623

Special Industry Machinery (1.34%)
   IHC Caland NV                      57,300         1,568,197

                                                    16,401,840

NEW ZEALAND (0.65%)

Miscellaneous Manufacturers (0.65%)
   Carter Holt Harvey Ltd.           297,300           756,482

NORWAY (1.98%)

Commercial Banks (0.64%)
   Christiana Bank Ordinary Shares   361,000(a)        748,477

Drugs (0.34%)
   Hafslund Nycomed                   18,500           402,895

Ship & Boat Building &
Repairing (1.00%)
   Unitor Ships Service               76,600         1,175,746

                                                     2,327,118

SINGAPORE (1.46%)

Air Transportation, Scheduled (0.62%)
   Singapore International Airlines   76,000           730,841

Electric Light & Wiring
Equipment (0.27%)
   Clipsal Industries Holdings       149,000           321,840

Electronic Components &
Accessories (0.57%)
   Amtek Engineering                 450,000           662,020

                                                     1,714,701

SPAIN (6.27%)

Combination Utility Services (1.18%)
   Iberdrola 1 SA                    210,000         1,381,846

Commercial Banks (1.42%)
   Banco Popular                      12,230         1,671,121

Miscellaneous Special Trade
Contractors (0.50%)
   Zardoya-Otis                        5,500           578,613

Oil & Gas Field Services (2.03%)
   Repsol Petroleo, SA                74,800         2,382,007

Telephone Communication (1.14%)
   Telefonica De Espana, SA          109,400         1,337,547

                                                     7,351,134

SWEDEN (7.50%)

Carpentry & Floor Work (0.46%)
   Skane-Gripen AB 'B' Free           61,100           542,353

Foreign Banks, Branches
& Agencies (1.37%)
   Svenska Handelsbanken AB Free     130,750         1,601,449

Household Audio & Video
Equipment (0.85%)
   SKF 'B' Free                       49,700(a)      1,002,018

Miscellaneous Transportation
Equipment (0.56%)
   Autoliv AB                         14,500(a)        656,516

Motor Vehicles & Equipment (1.40%)
   Volvo AB                           87,000         1,634,305

Plastic Materials & Synthetics (1.14%)
   Astra AB                           47,050         1,340,329

Water Transportation of
Freight, NEC (1.72%)
   Argonaut AB 'B' Free              237,000(a)        384,869
   ICB Shipping AB 'B' Free          213,733         1,632,472

                                                     2,017,341

                                                     8,794,311

SWITZERLAND (11.92%)

Combination Utility Services (0.70%)
   BBC AG (Brown Boveri)                 830   $       822,015

Drugs (3.72%)
   Galencia Holdings AG                3,600         1,182,150
   Immuno International AG             2,720         1,309,997
   Sandoz AG                           2,850         1,869,242

                                                     4,361,389
Functions Closely Related to
Banking (1.27%)
   BIL GT Group                        3,000         1,494,763

Nonferrous Rolling & Drawing (0.50%)
   Von Moos Holdings AG                5,600(a)        588,448

Plumbing & Heating, Except
Electric (0.63%)
   Elco Holdings                       1,700           744,317

Pulp Mills (0.80%)
   Attisholz AG                        1,450           939,590

Special Industry Machinery (2.45%)
   Bobst SA                            1,345         1,837,324
   Sulzer AG                           1,800         1,032,411

                                                     2,869,735
Sugar & Confectionary Products (1.85%)
   Nestle                              2,204         2,159,636

                                                    13,979,893

THAILAND (2.02%)

Commercial Banks (1.25%)
   Bangkok Bank                      152,000         1,470,914

Non-Classifiable Establishments (0.77%)
   Thailand International Fund            31           899,000

                                                     2,369,914

UNITED KINGDOM (13.17%)

Construction & Related
Machinery (2.28%)
   Powerscreen International PLC     595,000         2,671,519

Crude Petroleum & Natural
Gas (1.24%)
   Hardy Oil & Gas                   520,000         1,456,095

Electric Services (1.73%)
   Northern Ireland Electric         361,000         2,033,351

Lumber & Other Building
Materials (1.12%)
   Wickes PLC                        754,000         1,310,486

Miscellaneous Fabricated Metal
Products (0.43%)
   Bridon PLC                        225,000           499,688

Miscellaneous Non-Durable
Goods (1.53%)
   Grand Metropolitan PLC            279,000         1,793,734

Primary Nonferrous Metals (1.65%)
   British Steel PLC                 712,000         1,936,439

Pulp Mills (0.43%)
   Babcock International Group     1,140,857(a)        495,715

Sand & Gravel (0.41%)
   Bardon Group PLC                1,033,000           482,098

Telephone Communication (1.10%)
   Cable & Wireless PLC              200,000         1,292,268

Water Supply (1.25%)
   Wessex Water PLC                  322,392         1,468,277

                                                    15,439,670

                         Total Common Stocks       112,746,147

Preferred Stocks (0.72%)

AUSTRIA (0.72%)

Highway & Street Construction (0.72%)
   Bau Holdings AG                    16,200           839,544

Commercial Paper (2.50%)

                                     Principal
                                      Amount            Value


UNITED STATES (2.50%)

Electronic Distribution
Equipment (0.78%)
   General Electric Capital Corp.
     5.93%; 5/5/95               $   910,000  $        909,400

Motor Vehicles & Equipment (0.78%)
   Ford Motor Credit Co.
     5.93%; 5/4/95                   915,000           914,548

Personal Credit Institutions (0.94%)
   Beneficial Corp.
     5.89%; 5/1/95                 1,100,000         1,100,000


                      Total Commercial Paper         2,923,948


        Total Portfolio Investments (99.38%)       116,509,639

Cash, receivables and other assets,
   net of liabilities (0.62%)                          731,492


                  Total Net Assets (100.00%)      $117,241,131


(a)  Non-Income producing security - No dividend paid during the period.
(b)  Restricted security - See Notes 4 to the financial statements.

                      This page left blank intentionally.

FINANCIAL HIGHLIGHTS

Selected data for a share of Capital Stock outstanding throughout each period:



                                                 Income from Investment Operations       Less Distributions
                                                          Net Realized
                                                             and
                                       Net Asset    Net   Unrealized        Total        Dividends
                                       Value at   Invest-    Gain           from         from Net    Distributions
                                      Beginning    ment    (Loss) on     Investment     Investment       from           Total
                                       of Period  Income  Investments    Operations       Income     Capital Gains  Distributions

 PRINCOR BALANCED FUND, INC.

     Class A:
  Six Months Ended April 30, 1995       $12.43    $.19     $  .31        $   .50         $(.18)       $  (.05)       $  (.23)
   Year Ended October 31,
     1994                                13.26     .32       (.20)           .12          (.40)          (.55)          (.95)
     1993                                12.78     .35       1.14           1.49          (.37)          (.64)         (1.01)
     1992                                11.81     .41        .98           1.39          (.42)           --            (.42)
     1991                                 9.24     .46       2.61           3.07          (.50)           --            (.50)
     1990                                11.54     .53      (1.70)         (1.17)         (.59)          (.54)         (1.13)

     Class B:
   Period Ended April 30, 1995 (e)       11.80     .14        .90           1.04          (.16)            --           (.16)

PRINCOR BLUE CHIP FUND, INC.

     Class A:
  Six Months Ended April 30, 1995        12.45     .11        .86            .97          (.11)            --           (.11)
   Year Ended October 31,
     1994                                11.94     .20        .57            .77          (.26)            --           (.26)
     1993                                11.51     .21        .43            .64          (.18)          (.03)          (.21)
     1992                                10.61     .17        .88           1.05          (.15)            --           (.15)
   Period Ended October 31, 1991(d)      10.02     .10        .57            .67          (.08)            --           (.08)

     Class B:
   Period Ended April 30, 1995(e)        11.89     .07       1.40           1.47          (.08)            --           (.08)

 PRINCOR CAPITAL ACCUMULATION FUND, INC.

     Class A:
   Six Months Ended April 30, 1995       20.83     .21        .72            .93          (.19)          (.35)          (.54)
   Year Ended October 31,
     1994                                21.41     .39        .93           1.32          (.41)         (1.49)         (1.90)
     1993                                21.34     .43       1.67           2.10          (.43)         (1.60)         (2.03)
     1992                                19.53     .45       1.82           2.27          (.46)           --            (.46)
     1991                                14.31     .49       5.24           5.73          (.51)           --            (.51)
     1990                                18.16     .52      (3.64)         (3.12)         (.40)          (.33)          (.73)

     Class B:
   Period Ended April 30, 1995(e)        19.12     .21       2.01           2.22          (.19)           --            (.19)

See accompanying notes.

                                                                                      Ratios/Supplemental Data

                                       Value at               Net Assets at    Expenses to    Income to      Portfolio
                                         End       Total     End of Period      Average        Average       Turnover
                                      of Period  Return(b)   (in thousands)    Net Assets     Net Assets        Rate

 PRINCOR BALANCED FUND, INC.

     Class A:
  Six Months Ended April 30, 1995       $12.70      4.13%(c)   $  54,364        1.51%(a)        3.13%(a)      36.6%(a)
   Year Ended October 31,
     1994                                12.43      0.94%         53,366        1.51%           2.70%         14.4%
     1993                                13.26     12.24%         39,952        1.35%           2.78%         27.5%
     1992                                12.78     11.86%         31,339        1.29%           3.39%         30.6%
     1991                                11.81     34.09%         23,372        1.30%           4.25%         23.6%
     1990                                 9.24    (11.28)%        18,122        1.32%           5.22%         33.7%

     Class B:
   Period Ended April 30, 1995 (e)       12.68      4.65%(c)         396        2.27%(a)        2.07%(a)      36.6%(a)

PRINCOR BLUE CHIP FUND, INC.

     Class A:
  Six Months Ended April 30, 1995        13.31       7.80%(c)     29,761        1.44%(a)       1.74%(a)       13.3%(a)
   Year Ended October 31,
     1994                                12.45       6.58%        27,246        1.46%          1.72%           5.5%
     1993                                11.94       5.65%        23,759        1.25%          1.87%          11.2%
     1992                                11.51       9.92%        19,926        1.56%          1.49%          13.5%
   Period Ended October 31, 1991(d)      10.61       6.37%(c)     12,670        1.71%(a)       1.67%(a)         .4%(a)

     Class B:
   Period Ended April 30, 1995(e)        13.28       7.96%(c)        514        2.18%(a)        .31%(a)       13.3%(a)

 PRINCOR CAPITAL ACCUMULATION FUND, INC.

     Class A:
  Six Months Ended April 30, 1995        21.22       4.69%(c)    305,133         .84%(a)       2.12%(a)       53.5%(a)
   Year Ended October 31,
     1994                                20.83       6.67%       285,965         .83%          2.02%          31.7%
     1993                                21.41      10.42%       240,016         .82%          2.16%          24.8%
     1992                                21.34      11.67%       190,301         .93%          2.17%          38.3%
     1991                                19.53      40.63%       152,814         .99%          2.72%          19.7%
     1990                                14.31     (17.82)%      109,507        1.10%          3.10%          27.7%

     Class B:
   Period Ended April 30, 1995(e)        21.15       7.47%(c)        920        1.68%(a)        .58%(a)       53.5%(a)

See accompanying notes.

Notes to Financial Highlights

(a)      Computed on an annualized basis.

(b) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c)      Total return amounts have not been annualized.

(d) Period from March 1, 1991, date shares first offered to public, through October 31, 1991. Net investment income, aggregating $.01 per share for the period from the initial purchase of shares on February 11, 1991 through February 28, 1991, was recognized, none of which was distributed to its sole stockholder, Principal Mutual Life Insurance Company, during the period. Additionally, the fund incurred unrealized gains on investments of $.01 per share during this initial interim period. This represented activities of the fund prior to the initial public offering of fund shares.

(e) Period from December 9, 1994, date Class B shares first offered to the public, through April 30, 1995. The Growth Funds Class B shares recognized no net investment income for the period from the initial purchase of Class B shares on December 5,1994 through December 8, 1994 The Growth Funds Class B shares incurred unrealized loss during the initial interim period as follows. This represented Class B share activities of each fund prior to the initial public offering of Class
         B shares:
                                      Per Share
                                     Unrealized
           Fund                        (Loss)

   Princor Balanced Fund, Inc          (0.19)
   Princor Blue Chip Fund, Inc.        (0.15)
   Princor Capital Accumulation
     Fund, Inc.                        (0.46)

FINANCIAL HIGHLIGHTS

Selected data for a share of Capital Stock outstanding throughout each period:



                                                  Income from Investment Operations       Less Distributions
                                                              Net Realized
                                                                   and
                                       Net Asset      Net      Unrealized        Total     Dividends
                                       Value at     Invest-       Gain           from      from Net    Distributions
                                      Beginning      ment       (Loss) on     Investment  Investment       from           Total
                                       of Period    Income     Investments    Operations    Income     Capital Gains  Distributions

 PRINCOR EMERGING GROWTH FUND, INC.

     Class A:
  Six Months Ended April 30, 1995       $25.08      $.05       $  1.70         $  1.75      $(.02)         $(.14)      $  (.16)
   Year Ended October 31,
     1994                                23.56       --           1.61            1.61        --            (.09)         (.09)
     1993                                19.79       .06          3.82            3.88       (.11)           --           (.11)
     1992                                18.33       .14          1.92            2.06       (.15)          (.45)         (.60)
     1991                                11.35       .17          7.06            7.23       (.21)          (.04)         (.25)
     1990                                14.10       .31         (2.59)          (2.28)      (.37)          (.10)         (.47)

     Class B:
  Period Ended April 30, 1995(d)         23.15       .01          3.47            3.48       (.02)           --           (.02)

 PRINCOR GROWTH FUND, INC.

     Class A:
  Six Months Ended April 30, 1995        31.14       .17          1.76            1.93       (.14)          (.63)         (.77)
   Year Ended October 31,
     1994                                30.41       .26          2.56            2.82       (.28)         (1.81)        (2.09)
     1993                                28.63       .40          2.36            2.76       (.42)          (.56)         (.98)
     1992                                25.92       .39          3.32            3.71       (.40)          (.60)        (1.00)
     1991                                16.57       .41          9.32            9.73       (.38)           --           (.38)
     1990                                19.35       .35         (1.99)          (1.64)      (.34)          (.80)        (1.14)

     Class B:
  Period Ended April 30, 1995(d)         28.33       .15          3.86            4.01       (.14)           --           (.14)

 PRINCOR WORLD FUND, INC.

     Class A:
  Six Months Ended April 30, 1995        7.44        .02          (.51)           (.49)      (.03)          (.19)         (.22)
   Year Ended October 31,
     1994                                6.85        .01           .64             .65       (.02)          (.04)         (.06)
     1993                                5.02        .03          1.98            2.01       (.05)          (.13)         (.18)
     1992                                5.24        .06          (.14)           (.08)      (.06)          (.08)         (.14)
     1991                                4.64        .05           .58             .63       (.03)           --           (.03)
     1990                                4.66        .09          (.04)            .05       (.07)           --           (.07)

     Class B:
  Period Ended April 30, 1995(d)         6.71        .05          (.02)            .03       (.03)           --           (.03)

See accompanying notes.

                                                                                                  Ratio of
                                       Net Asset                                   Ratio of      Investment
                                        Value at                Net Assets at    Expenses to      Income to      Portfolio
                                          End       Total       End of Period      Average         Average       Turnover
                                      of Period    Return(b)   (in thousands)     Net Assets      Net Assets        Rate

 PRINCOR EMERGING GROWTH FUND, INC.

     Class A:
  Six Months Ended April 30, 1995       $26.67       7.05%(c)   $  112,988         1.64%(a)         .42%(a)        6.9% (a)
   Year Ended October 31,
     1994                                25.08       6.86%          92,965         1.74%            .02%           8.1%
     1993                                23.56      19.66%          48,668         1.66%            .26%           7.0%
     1992                                19.79      11.63%          29,055         1.74%            .80%           5.8%
     1991                                18.33      64.56%          17,174         1.78%           1.14%           8.4%
     1990                                11.35     (16.80)%          8,959         1.94%           2.43%          15.8%

     Class B:
  Period Ended April 30, 1995(d)         26.61      11.27%(c)        3,200         2.24%(a)        (.26)%(a)       6.9% (a)

 PRINCOR GROWTH FUND, INC.

     Class A:
  Six Months Ended April 30, 1995        32.30       6.47%(c)      138,003         1.27%(a)        1.19%(a)        4.3% (a)
   Year Ended October 31,
     1994                                31.14       9.82%         116,363         1.30%            .95%          13.6%
     1993                                30.41       9.83%          80,051         1.26%           1.40%          16.4%
     1992                                28.63      14.76%          63,405         1.19%           1.46%          15.6%
     1991                                25.92      59.30%          45,892         1.13%           1.85%          10.6%
     1990                                16.57      (9.20)%         28,917         1.18%           1.88%           9.7%

     Class B:
  Period Ended April 30, 1995(d)         32.20       9.93%(c)        2,388         1.92%(a)         .23%(a)        4.3% (a)

 PRINCOR WORLD FUND, INC.

     Class A:
  Six Months Ended April 30, 1995         6.73      (6.60)%(c)      115,722        1.76%(a)         .68%          48.8% (a)
   Year Ended October 31,
     1994                                 7.44       9.60%          115,812        1.74%            .10%          13.2%
     1993                                 6.85      41.39%           63,718        1.61%            .59%          19.5%
     1992                                 5.02      (1.57)%          35,048        1.69%           1.23%          19.9%
     1991                                 5.24      13.82%           26,478        1.72%           1.36%          27.6%
     1990                                 4.64        .94%           16,044        1.79%           1.89%          37.9%

     Class B:
  Period Ended April 30, 1995(d)          6.71      (2.27)%(c)        1,519        2.47%(a)        1.41%(a)       48.8% (a)


See accompanying notes.

Notes to Financial Highlights

(a)  Computed on an annualized basis.

(b)  Total return is calculated without the front-end sales charge.

(c)  Total return amounts have not been annualized.

(d) Period from December 9, 1994, date Class B shares first offered to the public, through April 30, 1995.The Growth Funds Class B shares recognized no net investment income for the period from the initial purchase of Class B shares on December 5, 1994 through December 8, 1994. The Growth Funds Class B shares incurred unrealized loss during the initial interim period as follows. This represented Class B share activities of each fund prior to the initial public offering of Class B shares:

                                       Per Share
                                      Unrealized
            Fund                        (Loss)

   Princor Emerging Growth Fund, Inc.   (0.77)
   Princor Growth Fund, Inc.            (0.86)
   Princor World Fund, Inc.             (0.07)

April 30, 1995

STATEMENTS OF ASSETS AND LIABILITIES
(unaudited)

                                                          Princor                   Princor Cash              Princor Government
                                                           Bond                      Management                Securities Income
INCOME FUNDS                                            Fund, Inc.                   Fund, Inc.                   Fund, Inc.


    Assets
    Investment in securities -- at value
       (cost -- $94,724,137; $505,426,707;
       $262,580,072; $21,628,075;
       $174,298,004; $94,770,529; and
       $65,626,549, respectively) (Note 4).....         $94,549,533                  $505,426,707                 $252,045,729
    Cash.......................................               4,479                        41,621                        3,657
    Receivables:
       Dividends and interest..................           2,153,490                        37,620                    1,571,754
       Investment securities sold..............              -                              -                            -
       Capital Stock sold......................              74,493                    10,532,711                      109,895
    Other assets...............................               7,984                        36,671                       29,510
                                  Total Assets           96,789,979                   516,075,330                  253,760,545
    Liabilities
    Accrued expenses...........................              63,595                       105,526                      196,655
    Payables:
       Investment securities purchased.........              -                              -                        1,000,781
       Capital Stock reacquired................              84,225                     7,804,686                      158,794
                             Total Liabilities              147,820                     7,910,212                    1,356,230
    Net Assets Applicable to
    Outstanding Shares   ......................         $96,642,159                  $508,165,118                 $252,404,315


    Capital Stock (par value: $.01 a share)
    Shares authorized..........................         100,000,000                 2,000,000,000                  100,000,000
    Shares issued and outstanding..............           9,017,717                   508,165,118                   23,321,445

    Net Assets Consist of:
    Capital Stock..............................      $       90,177                $    5,081,651              $       233,214
    Additional paid-in capital.................          96,454,141                   503,083,467                  262,983,079
    Accumulated undistributed net
       investment income.......................             677,574                       -                          1,390,181
    Accumulated undistributed net realized
       (loss) on investment transactions.......            (405,129)                      -                         (1,667,816)
    Net unrealized (depreciation)
       of investments..........................            (174,604)                      -                        (10,534,343)
                              Total Net Assets          $96,642,159                  $508,165,118                 $252,404,315
    Net Asset Value Per Share:
    Class A:  Net Assets.......................         $95,764,312                  $508,138,774                 $250,785,220

                 Shares issued and outstanding.           8,935,647                   508,138,774                   23,171,617
                Net asset value per share......              $10.72                         $1.00                       $10.82

    Class B:   Net Assets   ...................            $877,847                       $26,344                   $1,619,095
                 Shares issued and outstanding.              82,070                        26,344                      149,828
                Net asset value per share(1)...              $10.70                         $1.00                       $10.81


(1) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   See accompanying notes.

April 30, 1995

STATEMENTS OF ASSETS AND LIABILITIES
(unaudited)

                                                  Princor                  Princor             Princor Tax-Exempt          Princor
                                                 High Yield               Tax-Exempt             Cash Management          Utilities
INCOME FUNDS                                      Fund, Inc.            Bond Fund, Inc.             Fund, Inc.            Fund, Inc.


    Assets
    Investment in securities -- at value
       (cost -- $94,724,137; $505,426,707;
       $262,580,072; $21,628,075;
       $174,298,004; $94,770,529; and
       $65,626,549, respectively) (Note 4)..... $21,443,260             $172,878,638              $94,770,529           $61,330,504
   Cash........................................     212,723                   69,646                   24,651                 4,265
   Receivables:
       Dividends and interest..................     561,073                3,734,669                  727,117               311,668
       Investment securities sold..............       -                        -                        -                   519,773
       Capital Stock sold......................      52,194                  165,640                1,977,009               114,990
    Other assets...............................       3,033                   15,327                    7,355                 3,535
                                  Total Assets   22,272,283              176,863,920               97,506,661            62,284,735
    Liabilities
    Accrued expenses...........................      14,808                  139,856                   30,702                56,226
    Payables:
       Investment securities purchased.........     700,000                  499,525                    -                   748,340
       Capital Stock reacquired................       -                       14,514                1,848,522               149,394
                             Total Liabilities      714,808                  653,895                1,879,224               953,960
    Net Assets Applicable to
    Outstanding Shares   ...................... $21,557,475             $176,210,025              $95,627,437           $61,330,775


    Capital Stock (par value: $.01 a share)
    Shares authorized.......................... 100,000,000              100,000,000            1,000,000,000           100,000,000
    Shares issued and outstanding..............   2,702,524               15,347,918               95,627,437             6,349,865

    Net Assets Consist of:
    Capital Stock..............................    $ 27,025          $       153,479            $     956,274        $       63,499
    Additional paid-in capital.................  24,476,510              178,940,659               94,671,163            68,442,887
    Accumulated undistributed net
       investment income.......................     203,041                  916,570                    -                   299,431
    Accumulated undistributed net realized
       (loss) on investment transactions.......  (2,964,286)              (2,381,317)                   -                (3,178,997)
    Net unrealized (depreciation)
       of investments..........................    (184,815)              (1,419,366)                   -                (4,296,045)
                              Total Net Assets  $21,557,475             $176,210,025              $95,627,437           $61,330,775
    Net Asset Value Per Share:
    Class A:  Net Assets....................... $21,424,258             $174,713,933              $95,601,259           $59,904,617
              Shares issued and outstanding....   2,685,803               15,217,487               95,601,259             6,202,080
              Net asset value per share........       $7.98                   $11.48                    $1.00                 $9.66

    Class B:   Net Assets   ...................    $133,217               $1,496,092                  $26,178            $1,426,158
               Shares issued and outstanding...      16,721                  130,431                   26,178               147,785
               Net asset value per share(1)....       $7.97                   $11.47                    $1.00                 $9.65



(1) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.




   See accompanying notes.

Six Months Ended April 30, 1995

STATEMENTS OF OPERATIONS
(unaudited)

                                                          Princor                   Princor Cash              Princor Government
                                                           Bond                      Management                Securities Income
INCOME FUNDS                                            Fund, Inc.                   Fund, Inc.                   Fund, Inc.


    Net Investment Income
    Income:
       Dividends..............................         $     -                      $      -                      $     -
       Interest...............................           3,914,006                    12,191,237                    9,512,909
                                 Total Income            3,914,006                    12,191,237                    9,512,909

    Expenses:
       Management and investment advisory
          fees (Note 3).......................             157,154                       707,599                      565,456
       Distribution and shareholder servicing
          fees--Class A (Note 3)..............             113,253                         -                          249,201
       Distribution and shareholder servicing
          fees--Class B (Note 3)..............               1,295                            58                        2,439
       Transfer and administrative services
          (Note 3)............................             130,935                       646,457                      306,850
       Registration fees--Class A.............              10,600                        59,044                       17,748
       Registration fees--Class B.............                  91                            42                           84
       Custodian fees ........................               4,699                        16,958                       20,588
       Auditing and legal fees ...............               3,958                         4,966                        5,029
       Directors' fees .......................               3,733                         3,692                        3,764
       Other .................................               7,396                        16,920                       22,537
                               Total Expenses              433,114                     1,455,736                    1,193,696
                        Net Investment Income            3,480,892                    10,735,501                    8,319,213

    Net Realized and Unrealized
    Gain (Loss) on Investments
    Net realized (loss) from
       investment transactions................            (405,362)                       -                          (833,566)
    Net increase in unrealized
       appreciation/depreciation
       on investments.........................           4,460,429                        -                        13,539,402
             Net Realized and Unrealized Gain
                               on Investments            4,055,067                        -                        12,705,836

                   Net Increase in Net Assets
                    Resulting from Operations           $7,535,959                   $10,735,501                  $21,025,049


   See accompanying notes.

Six Months Ended April 30, 1995

STATEMENTS OF OPERATIONS
(unaudited)

                                                    Princor            Princor            Princor Tax-Exempt              Princor
                                                   High Yield         Tax-Exempt           Cash Management               Utilities
INCOME FUNDS                                        Fund, Inc.      Bond Fund, Inc.           Fund, Inc.                 Fund, Inc.


    Net Investment Income
    Income:
       Dividends..............................       $  -              $  -                   $    -                    $1,728,122
       Interest...............................      1,036,084         5,650,163                1,730,654                   113,730
                                 Total Income       1,036,084         5,650,163                1,730,654                 1,841,852

    Expenses:
       Management and investment advisory
          fees (Note 3).......................         59,911           396,430                  133,073                    55,346
       Distribution and shareholder servicing
         fees--Class A (Note 3)..............          24,905           185,281                    -                        72,020
       Distribution and shareholder servicing
          fees--Class B (Note 3)..............            226             2,941                       58                     2,011
       Transfer and administrative services
          (Note 3)............................         49,146           153,662                  116,505                   144,816
       Registration fees--Class A.............          7,400             8,981                   37,309                    11,062
       Registration fees--Class B.............             54               118                       48                       157
       Custodian fees ........................          2,142             3,895                    4,878                     4,659
       Auditing and legal fees ...............          3,713             4,948                    4,192                     3,833
       Directors' fees .......................          3,733             3,923                    3,730                     3,722
       Other .................................          2,316            17,331                    5,548                     4,365
                               Total Expenses         153,546           777,510                  305,341                   301,991
                        Net Investment Income         882,538         4,872,653                1,425,313                 1,539,861

    Net Realized and Unrealized
    Gain (Loss) on Investments
    Net realized (loss) from
       investment transactions................        (67,044)       (1,731,502)                   -                      (330,558)
    Net increase in unrealized
       appreciation/depreciation
       on investments.........................        393,717         9,997,724                    -                     2,917,278
             Net Realized and Unrealized Gain
                               on Investments         326,673         8,266,222                    -                     2,586,720

                   Net Increase in Net Assets
                    Resulting from Operations      $1,209,211       $13,138,875               $1,425,313                $4,126,581




   See accompanying notes.

Six Months Ended April 30, 1995

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)

                                                          Princor                   Princor Cash              Princor Government
                                                           Bond                      Management                Securities Income
INCOME FUNDS                                            Fund, Inc.                   Fund, Inc.                   Fund, Inc.

                                                 Six Months      Year         Six Months       Year        Six Months       Year
                                                    Ended        Ended           Ended         Ended          Ended         Ended
                                                  April 30,   October 31,      April 30,    October 31,     April 30,    October 31,
                                                    1995         1994            1995          1994           1995          1994
    Operations
    Net investment income..................... $  3,480,892 $  6,505,178 $     10,735,501    $ 9,633,432 $  8,319,213 $  16,336,007
    Net realized gain (loss) from
       investment transactions................     (405,362)     104,695           -             -           (833,566)     (752,360)
    Net increase (decrease) in unrealized
       appreciation/depreciation
       on investments.........................    4,460,429  (12,203,552)          -             -         13,539,402   (32,499,913)

          Net Increase (Decrease) in Net Assets
                     Resulting from Operations    7,535,959   (5,593,679)      10,735,501      9,633,432   21,025,049   (16,916,266)
    Net Equalization Charges .................         -           -               -             -               -          146,563

    Dividends and Distributions to
    Shareholders
    From net investment income:
       Class A................................   (3,426,197)  (6,377,064)     (10,735,157)    (9,633,432)  (8,295,858)  (15,876,078)
       Class B ...............................       (6,882)       -                 (344)       -            (12,333)        -
                                                 (3,433,079)  (6,377,064)     (10,735,501)    (9,633,432)  (8,308,191)  (15,876,078)

    From net realized gain on investments:
       Class A................................     (104,351)     (96,038)          -             -               -       (2,490,495)
       Class B................................         -           -               -             -               -            -
                                                   (104,351)     (96,038)          -             -               -       (2,490,495)

                          Total Distributions    (3,537,430)  (6,473,102)     (10,735,501)    (9,633,432)  (8,308,191)  (18,366,573)

    Capital Share Transactions (Note 5)
    Shares sold:
       Class A................................    9,104,886   33,612,070    1,203,219,479  1,466,697,888   13,439,898    95,058,851
       Class B................................      864,289        -               26,000        -          1,574,453         -
    Shares issued in reinvestment of dividends
       and distributions:
       Class A................................    2,357,957    4,266,227       10,347,761      9,340,862    6,504,020    14,819,070
       Class B................................        5,953        -                  344        -             11,211         -
    Shares redeemed:
       Class A ...............................   (8,479,888) (22,025,515)  (1,037,774,415)(1,428,431,391) (31,279,322)  (62,021,691)
       Class B ...............................      (10,895)       -               -             -               (600)        -

    Net Increase (Decrease) in Net Assets from
                    Capital Share Transactions    3,842,302   15,852,782      175,819,169     47,607,359   (9,750,340)   47,856,230

                     Total Increase (Decrease)    7,840,831    3,786,001      175,819,169     47,607,359    2,966,518    12,719,954

    Net Assets
    Beginning of period.......................   88,801,328   85,015,327      332,345,949    284,738,590  249,437,797   236,717,843

    End of period (including undistributed net
       investment income as set forth below)..  $96,642,159  $88,801,328  $   508,165,118$   332,345,949 $252,404,315  $249,437,797



    Undistributed Net Investment Income.......  $   677,574 $    629,761            -              -     $  1,390,181  $  1,379,159


   See accompanying notes.

Six Months Ended April 30, 1995

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)

                                                          Princor                     Princor                Princor Tax-Exempt
                                                        High Yield                Tax-Exempt Bond              Cash Management
INCOME FUNDS                                            Fund, Inc.                  Fund, Inc.                   Fund, Inc.

                                                  Six Months     Year         Six Months       Year        Six Months      Year
                                                    Ended       Ended           Ended         Ended          Ended        Ended
                                                   April 30,  October 31,      April 30,    October 31,     April 30,   October 31,
                                                     1995        1994            1995          1994           1995         1994
    Operations
    Net investment income..................... $    882,538 $  1,551,128  $    4,872,653 $   9,870,108 $    1,425,313 $   1,733,433
    Net realized gain (loss) from
       investment transactions................      (67,044)    (323,328)     (1,731,502)     (649,814)         -             -
    Net increase (decrease) in unrealized
       appreciation/depreciation
       on investments.........................      393,717     (954,699)      9,997,724   (23,104,372)         -             -

          Net Increase (Decrease) in Net Assets
                     Resulting from Operations    1,209,211      273,101      13,138,875   (13,884,078)     1,425,313     1,733,433
    Net Equalization Charges .................        -            -               -            -              -             -

    Dividends and Distributions to
    Shareholders
    From net investment income:
       Class A................................     (817,700)  (1,576,325)     (4,983,972)   (9,577,733)    (1,425,135)   (1,733,433)
       Class B ...............................       (1,440)        -            (13,232)        -               (178)        -
                                                   (819,140)  (1,576,325)     (4,997,204)   (9,577,733)    (1,425,313)   (1,733,433)

    From net realized gain on investments:
       Class A................................         -           -               -        (2,327,570)          -            -
       Class B................................         -           -               -             -               -            -
                                                       -           -               -        (2,327,570)          -            -

                          Total Distributions      (819,140)  (1,576,325)     (4,997,204)  (11,905,303)    (1,425,313)   (1,733,433)

    Capital Share Transactions (Note 5)
    Shares sold:
       Class A................................    1,654,095    4,181,418       9,410,638    44,140,938    202,766,374  266,977,052
       Class B................................      128,294         -          1,441,532         -             26,000         -
    Shares issued in reinvestment of dividends
       and distributions:
       Class A................................      606,333    1,151,559       3,402,874     8,767,989      1,385,643    1,689,093
       Class B................................        1,423         -             10,232         -                178         -
    Shares redeemed:
       Class A ...............................   (1,025,133)  (3,380,935)    (17,621,631)  (33,174,660)  (188,286,391)(268,153,427)
       Class B ...............................        -            -               -             -              -            -

    Net Increase (Decrease) in Net Assets from
                    Capital Share Transactions    1,365,012    1,952,042      (3,356,355)   19,734,267     15,891,804      512,718

                     Total Increase (Decrease)    1,755,083      648,818       4,785,316    (6,055,114)    15,891,804      512,718

    Net Assets
    Beginning of period.......................   19,802,392   19,153,574     171,424,709   177,479,823     79,735,633   79,222,915

    End of period (including undistributed net
       investment income as set forth below)..  $21,557,475  $19,802,392    $176,210,025  $171,424,709  $  95,627,437$  79,735,633



    Undistributed Net Investment Income.......  $   203,041  $   139,643    $    916,570  $  1,041,121          -            -


   See accompanying notes.

Six Months Ended April 30, 1995

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)

                                                          Princor
                                                         Utilities
INCOME FUNDS                                             Fund, Inc.

                                                  Six Months     Year
                                                    Ended       Ended
                                                  April 30,  October 31,
                                                    1995        1994
    Operations
    Net investment income.....................   $   1,539,861 $  2,771,062
    Net realized gain (loss) from
       investment transactions................        (330,558)  (2,848,439)
    Net increase (decrease) in unrealized
       appreciation/depreciation
       on investments.........................       2,917,278   (8,960,974)

         Net Increase (Decrease) in Net Assets
                     Resulting from Operations       4,126,581   (9,038,351)
    Net Equalization Charges .................           -            -

    Dividends and Distributions to
    Shareholders
    From net investment income:
       Class A................................      (1,558,601)  (2,648,682)
       Class B ...............................         (12,064)       -
                                                    (1,570,665)  (2,648,682)

    From net realized gain on investments:
       Class A................................           -          (96,182)
       Class B................................           -            -
                                                         -          (96,182)

                          Total Distributions       (1,570,665)  (2,744,864)

    Capital Share Transactions (Note 5)
    Shares sold:
       Class A................................       5,869,463   32,570,988
       Class B................................       1,429,579        -
    Shares issued in reinvestment of dividends
       and distributions:
       Class A................................       1,289,370    2,223,596
       Class B................................          10,190        -
    Shares redeemed:
       Class A ...............................      (6,535,433) (16,636,425)
       Class B ...............................         (35,526)       -

    Net Increase (Decrease) in Net Assets from
                    Capital Share Transactions       2,027,643   18,158,159

                     Total Increase (Decrease)       4,583,559    6,374,944

    Net Assets
    Beginning of period.......................      56,747,216   50,372,272

    End of period (including undistributed net
       investment income as set forth below)..     $61,330,775  $56,747,216



    Undistributed Net Investment Income.......     $   299,431  $   330,235








   See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

Princor Bond Fund, Inc.
Princor Cash Management Fund, Inc.
Princor Government Securities Income Fund, Inc.
Princor High Yield Fund, Inc.
Princor Tax-Exempt Bond Fund, Inc.
Princor Tax-Exempt Cash Management Fund, Inc.
Princor Utilities Fund, Inc.

Note 1 -- Significant Accounting Policies

     Princor Bond Fund, Inc., Princor Cash Management Fund, Inc., Princor Government Securities Income Fund, Inc., Princor High Yield Fund, Inc., Princor Tax-Exempt Bond Fund, Inc., Princor Tax-Exempt Cash Management Fund, Inc. and Princor Utilities Fund, Inc. (the "Income Funds") are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies and operate in the mutual fund industry.

     On December 8, 1994, the initial purchase of Class B shares of Cash Management Fund, Inc. and Tax-Exempt Cash Management Fund, Inc. was made by Princor Management Corporation; the initial purchase of Class B shares of the other funds was made on December 5, 1994 (see Note 3). All shares outstanding prior to the initial Class B share purchase have been classified as Class A shares. Effective December 9, 1994, the Income Funds began offering to the public both Class A and Class B shares. Except for Princor Cash Management Fund, Inc. and Princor Tax-Exempt Cash Management Fund, Inc., certain Class A shares are sold with an initial sales charge based on declining rates which begin at 4.75% of the offering price. Class B shares are sold without an initial sales charge, but bear a higher ongoing distribution fee and are subject to a declining contingent deferred sales charge ("CDSC") of up to 4.00% on certain redemptions redeemed within six years of purchase. Both classes of shares for each fund represent interests in the same portfolio of investments, and will vote together as a single class except where required by law or as determined by their respective Boards of Directors. In addition, the Board of Directors of each fund declare separate dividends on each class of shares.

     With respect to Princor Cash Management Fund, Inc. and Princor Tax-Exempt Cash Management Fund, Inc., all income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of the number of traded shares outstanding of each class. The other funds allocate such amounts based upon the relative proportion of the value of shares outstanding of each class. Class-specific expenses, which include distribution and shareholder servicing fees and any other items specifically attributable to a particular class, are charged directly to such class.

     Princor Cash Management Fund, Inc. and Princor Tax-Exempt Cash Management Fund, Inc. value their securities at amortized cost, which approximates market. Under the amortized cost method, a security is valued by applying a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the fund.

     The other funds value securities for which market quotations are readily available at market value, which is determined using the last reported sale price or, if no sales are reported, as is regularly the case for some securities traded over-the-counter, the last reported bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities and preferred stocks, the investments are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by each fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market.

     The Income Funds record investment transactions generally one day after the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Dividends are taken into income on an accrual basis as of the ex-dividend date and interest income is recognized on an accrual basis.

     With respect to Princor Cash Management Fund, Inc. and Princor Tax-Exempt Cash Management Fund, Inc., all net investment income and any realized gains and losses from investment transactions are declared as dividends daily to shareholders of record as of that day. Dividends and distributions to shareholders of the other funds are recorded on the ex-dividend date.

     Effective November 1, 1993, the Funds adopted Statement of Position 93-2, "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." The amount of dividends and distributions to shareholders from net investment income and net realized gain from investments is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e. that they result from other than timing of recognition - "temporary"), such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. No reclassifications were made for the six months ending April 30, 1995. The reclassifications for the year ended October 31, 1994 did not materially impact the financial statements and had no effect on net investment income, net realized gain (loss) or net assets at October 31, 1994.

     On November 1, 1994, Princor Government Securities Income Fund, Inc. discontinued the accounting practice of equalization, which it had been using since fiscal year 1986. Equalization is a practice whereby a portion of the proceeds from sales and cost of purchases of shares, equivalent on a per-share basis to the amount of the undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. The balance of equalization included in undistributed net investment income at the date of the change, which was immaterial, was transferred to additional paid-in capital. Such reclassification had no effect on net assets, results of operations or net asset value per share of the fund.


Note 2 -- Federal Income Taxes

     No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments for federal income tax reporting purposes is approximately the same as that for financial reporting purposes.


Note 3 -- Management Agreement and Transactions With Affiliates

     The Income Funds have agreed to pay investment advisory and management fees to Princor Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Mutual Life Insurance Company) (the "Manager") computed at an annual percentage rate of each fund's average daily net assets. With the exception of Princor High Yield Fund, Inc. and Princor Utilities Fund, Inc., the annual rate used in this calculation is .50% of the first $100 million of each fund's average daily net assets, .45% of the next $100 million of each fund's average daily net assets, .40% of the next $100 million of each fund's average daily net assets, .35% of the next $100 million of each fund's average daily net assets and .30% of each fund's average daily net assets over $400 million. With respect to Princor High Yield Fund, Inc. and Princor Utilities Fund, Inc., the annual rate is .60% of the first $100 million of the fund's average daily net assets. The Income Funds also reimburse the Manager for transfer and administrative services, including the cost of accounting, data processing, supplies and other services rendered.

     The Manager has agreed to reimburse the Income Funds annually for their total expenses (excluding brokerage commissions, interest and taxes) in excess of limits prescribed by any state in which the Income Funds' shares are offered for sale (currently 2 1/2% of the first $30 million of each fund's average annual net assets, 2% of the next $70 million of such assets and 1 1/2% of such assets in excess thereof).

     The Manager voluntarily waived a portion of its fee for Princor Bond Fund, Inc. in the amount of $70,185 and $120,999 throughout the six months ended April 30, 1995 and year ended October 31, 1994, respectively. The waiver was in an amount that maintained a total level of operating expenses as a percentage of the fund's average net assets attributable to each class on an annualized basis during such period at or below .95% and 1.70% of Class A and Class B shares, respectively. The Manager intends to continue such voluntary waiver and, if necessary, reimburse operating expenses otherwise payable by the fund through February 29, 1996.

     The Manager voluntarily waived a portion of its fee for Princor Cash Management Fund, Inc. (1995 - $145,430; 1994 - $595,343) and Princor Tax-Exempt Cash Management Fund, Inc. (1995 - $86,816; 1994 - $150,515) throughout the six months ended April 30, 1995 and year ended October 31, 1994. The waivers, through February 28, 1995, were in amounts that maintained a total level of operating expenses for each fund as a percentage of average net assets attributable to each class on an annualized basis during such period at or below
 .70% and 1.70% of Class A and Class B shares, respectively. During the remainder of the period ended April 30, 1995, the Manager waived a portion of its fee in an amount that maintained a total level of operating expenses for each fund as a percentage of average net assets attributable to each class on an annualized basis during such period at or below .75% and 1.75% of Class A and Class B shares, respectively. The Manager intends to continue such voluntary waivers and, if necessary, reimburse operating expenses otherwise payable by Princor Cash Management Fund, Inc. and Tax-Exempt Cash Management Fund, Inc. through February 29, 1996.

     The Manager voluntarily waived a portion of its fee for Princor Utilities Fund, Inc. in the amount of $118,757 and $284,836 throughout the six months ended April 30, 1995 and year ended October 31, 1994, respectively. The waiver, through February 28, 1995, was in an amount that maintained a total level of operating expenses for the fund as a percentage of average net assets attributable to each class on an annualized basis during such period at or below 1.00% and 1.75% of Class A and Class B shares, respectively. During the remainder of the period ended April 30, 1995, the Manager waived a portion of its fee in an amount that maintained a total level of operating expenses as a percentage of average net assets attributable to each class on an annualized basis during such period at or below 1.10% and 1.85% of Class A and Class B shares, respectively. The Manager intends to continue such voluntary waiver and, if necessary, reimburse operating expenses otherwise payable by the fund through February 29, 1996.

     Princor Financial Services Corporation, as principal underwriter, receives proceeds of any CDSC on certain Class B share redemptions within six years of purchase. The charge is based on declining rates, which begin at 4.00% of the lesser of the current market value or the cost of shares being redeemed. Princor Financial Services Corporation also retains sales charges on sales of Class A shares of the Income Funds. The aggregate amount of sales charges retained, by fund, for the period ended April 30, 1995 were as follows:

                                                  Class A

   Princor Bond Fund, Inc.                       $233,826
   Princor Government Securities
     Income Fund, Inc.                            391,698
   Princor High Yield Fund, Inc.                   39,360
   Princor Tax-Exempt Bond
     Fund, Inc.                                   283,143
   Princor Utilities Fund, Inc.                   159,684

     No brokerage commissions were paid by the Income Funds to Princor Financial Services Corporation during the periods. Brokerage commissions were paid to another affiliate by Princor Utilities Fund, Inc. in the amount of $1,710 and $6,005 for the six months ended April 30, 1995 and year ended October 31, 1994, respectively.

     With the exception of Princor Cash Management Fund, Inc. and Princor Tax-Exempt Cash Management Fund, Inc., the Income Funds bear distribution and shareholder servicing fees with respect to Class A shares computed at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares of each fund. Effective December 9, 1994, each of the Income Funds adopted a distribution plan with respect to Class B shares that provides for distribution and shareholder servicing fees computed at an annual rate of up to 1.00% of the average daily net assets attributable to Class B shares of each fund. Distribution and shareholder servicing fees are paid to Princor Financial Services Corporation; a portion of the fees are subsequently remitted to retail dealers. Pursuant to the distribution agreement, fees unused by the principal underwriter at the end of the fiscal year are returned to the Income Funds.

     At April 30, 1995, Principal Mutual Life Insurance Company, benefit plans sponsored on behalf of Principal Mutual Life Insurance Company and several joint ventures (in each of which a subsidiary of Principal Mutual Life Insurance Company is a participant) owned shares of the Income Funds as follows:

                                                     Class A

   Princor Bond Fund, Inc.                            84,716
   Princor Cash Management Fund, Inc.             10,370,425
   Princor Government Securities
     Income Fund, Inc.                                94,029
   Princor High Yield Fund, Inc.                   1,046,134
   Princor Tax-Exempt Bond Fund, Inc.                 92,510
   Princor Tax-Exempt Cash
     Management Fund, Inc.                         1,000,000
   Princor Utilities Fund, Inc.                      285,238

     At April 30, 1995, Princor Management Corporation owned shares of the Income Funds as follows:

                                            Class A       Class B

   Princor Bond Fund, Inc.                     --             101
   Princor Cash Management Fund, Inc.        11,132        26,333
   Princor Government Securities
     Income Fund, Inc.                         --             100
   Princor High Yield Fund, Inc.               --             134
   Princor Tax-Exempt Bond Fund, Inc.          --              96
   Princor Tax-Exempt Cash
      Management Fund, Inc.                      52        26,172
   Princor Utilities Fund, Inc.                --             111

     At April 30, 1995, Princor Financial Services Corporation owned 93,529 and 2,127,392 Class A shares of Princor Bond Fund, Inc. and Princor Cash Management Fund, Inc. , respectively; Principal Investors Corporation (wholly owned by Princor Financial Services Corporation) owned 83,900 Class A shares of Princor Cash Management Fund, Inc.; and Principal Commercial Advisors, Inc., an indirect wholly-owned subsidiary of Principal Mutual Life Insurance Company, owned 184,832 Class A shares of Princor Cash Management Fund, Inc.



  Note 4 -- Investment Transactions

     For the six months ended April 30, 1995, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Income Funds were as follows:

                                           Purchases                  Sales

     Princor Bond Fund, Inc.              $ 8,216,598            $   3,465,200
     Princor High Yield Fund, Inc.          6,833,245                4,949,487
     Princor Tax-Exempt Bond Fund, Inc.    16,272,681               20,090,245
     Princor Utilities Fund, Inc.           5,552,830                2,146,241

     At April 30, 1995, net unrealized depreciation of investments by the Income Funds was composed of the following:

                                                                 Net Unrealized
                                      Gross Unrealized           (Depreciation)
                               Appreciation    (Depreciation)    of Investments

Princor Bond Fund, Inc.        $2,453,318    $  (2,627,922)     $    (174,604)
Princor Government Securities
      Income Fund, Inc.         1,302,543      (11,836,886)       (10,534,343)
Princor High Yield Fund, Inc.     362,425         (547,240)          (184,815)
Princor Tax-Exempt
      Bond Fund, Inc.           3,480,881        4,900,247)        (1,419,366)
Princor Utilities Fund, Inc.    1,885,509       (6,181,554)        (4,296,045)

     Princor Government Securities Income Fund, Inc. may trade portfolio securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the fund commits to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the fund, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. As of April 30, 1995, TBA purchase commitments involved securities with a face amount of $1,000,000, cost of $1,000,781 and market value of $1,000,170. Princor
Government Securities Income Fund, Inc. has set aside investment securities and other assets in excess of the commitments to serve as collateral.

     At April 30, 1995, Princor High Yield Fund, Inc. and Princor Tax-Exempt Bond Fund, Inc. held the following securities which may require registration under the Securities Act of 1933 or an exemption therefrom in order to effect a sale in the ordinary course of business.

                                                                                                         Value at      Value as a
                                                                            Date of                      April 30,    Percentage of
                 Fund                           Security Description      Acquisition        Cost          1995        Net Assets


  Princor High Yield Fund, Inc.          Dominick's Finer Foods, Inc.         04/27/95    $700,000.00    $707,000         3.28%
                                         Senior Subordinated Notes

  Princor Tax-Exempt Bond Fund, Inc.     Eddyville, Iowa, IDR Ref. Bonds,     01/11/95     859,910.00     912,500         0.52%
                                         Cargill Inc. Project

     The  Income  Funds'   investments  are  with  various  issuers  in  various
industries.   The   Schedules  of   Investments   contained   herein   summarize
concentration of credit risk by issuer and industry.

Note 5 -- Capital Share Transactions

Transactions in Capital Stock by fund were as follows:


                                                               Princor             Princor Cash              Princor Government
                                                           Bond Fund, Inc.     Management Fund, Inc.    Securities Income Fund, Inc.


  Six Months Ended April 30, 1995:
  Shares sold:
    Class A   .........................................        879,645           1,203,219,479                   1,287,509
    Class B*   ........................................         82,540                  26,000                     148,826
  Shares issued in reinvestment of dividends and
   distributions:
    Class A ...........................................        228,936              10,347,761                     627,173
    Class B* ..........................................            568                     344                       1,058
  Shares redeemed:
    Class A   .........................................       (818,525)         (1,037,774,415)                 (3,007,025)
    Class B*   ........................................         (1,038)                 --                             (56)

                                Net Increase (Decrease)        372,126             175,819,169                    (942,515)



  Year Ended October 31, 1994:
  Shares sold:
    Class A   .........................................       3,039,199           1,466,697,888                   8,550,182
  Shares issued in reinvestment of dividends and
   distributions:
    Class A   .........................................         393,042               9,340,862                   1,352,251
  Shares redeemed:
    Class A   .........................................      (2,021,840)         (1,428,431,391)                 (5,718,185)

                                           Net Increase       1,410,401              47,607,359                   4,183,248




                                                            Princor             Princor          Princor Tax-Exempt       Princor
                                                          High Yield       Tax-Exempt Bond        Cash Management       Utilities
                                                           Fund, Inc.         Fund, Inc.             Fund, Inc.         Fund, Inc.

  Six Months Ended April 30, 1995:
  Shares sold:
    Class A   .........................................     212,405            849,220             202,766,374            622,321
    Class B*   ........................................      16,539            129,514                  26,000            150,439
  Shares issued in reinvestment of dividends and
   distributions:
    Class A ...........................................      78,384            310,483               1,385,643            139,030
    Class B* ..........................................         182                917                     178              1,079
  Shares redeemed:
    Class A   .........................................    (132,515)        (1,629,565)           (188,286,391)          (692,552)
    Class B*   ........................................        --                --                     --                 (3,733)

                                Net Increase (Decrease)     174,995           (339,431)             15,891,804            216,584


  Year Ended October 31, 1994:
  Shares sold:
    Class A   .........................................     514,435          3,702,350             266,977,052          3,178,133
  Shares issued in reinvestment of dividends and
   distributions:
    Class A   .........................................     143,233            739,643               1,689,093            232,342
  Shares redeemed:
    Class A   .........................................    (419,999)        (2,814,941)           (268,153,427)        (1,675,304)

                                Net Increase (Decrease)     237,669          1,627,052                 512,718         (1,735,171)

     * Period from December 5, 1994 (date operations commenced) through April 30, 1995.



Note 6 -- Line of Credit

The Income Funds have an unsecured line of credit with a bank which allows each fund to borrow up to $500,000. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's prime rate. Additionally, a commitment fee is charged at the annual rate of .25% on the unused portion of the line of credit. At April 30, 1995, the Income Funds had no outstanding borrowings under the line of credit.

SCHEDULES OF INVESTMENTS


INCOME FUNDS

PRINCOR BOND FUND, INC.

                                              Principal
                                               Amount               Value


Bonds (97.28%)

Air Transportation, Scheduled (1.57%)
   Federal Express Corp. 1994 Pass
     Through Cert., Series A310-A3;
     8.40%; 3/23/10                           $1,500,000         $  1,520,646

Aircraft & Parts (1.13%)
   Textron, Inc. Medium-Term Notes, Series C;
     9.80%; 1/10/00                              500,000              545,980
     9.55%; 3/19/01                              500,000              547,035

                                                                    1,093,015
Beverages (1.08%)
   Joseph E. Seagram & Sons Guaranteed
     Debentures; 8.38%; 2/15/07                1,000,000            1,040,292

Business Credit Institutions (1.68%)
   Gatx Capital Corp. Medium-Term Notes,
     Series B; 9.50%; 1/10/02                  1,500,000            1,626,471

Cable & Other Pay TV Services (2.34%)
   Tele-Communications, Inc. Notes;
     7.25%; 8/1/05                             2,000,000            1,823,062
   Tele-Communications, Inc. Senior
     Debentures; 7.88%; 8/1/13                   500,000              439,626

                                                                    2,262,688
Cash Grains (2.70%)
   Aktiebolaget SKF Senior Notes;
     7.63%; 7/15/03                            2,500,000            2,318,182
   DEKALB Corp. Notes; 10.00%; 4/15/98           300,000              292,500

                                                                    2,610,682
Combination Utility Services (1.84%)
   Pennsylvania Gas & Water Co. First
     Mortgage Bonds; 8.38%; 12/1/02              500,000              502,303
   Public Service Electric & Gas Medium-
     Term Notes; 8.16%; 5/26/09                1,250,000            1,278,212

                                                                    1,780,515
Computer & Office Equipment (0.47%)
   Apple Computer, Inc. Notes;
     6.50%; 2/15/04                              500,000              456,472

Construction & Related Machinery (1.15%)
   Caterpillar, Inc. Global Debentures;
     9.38%; 8/15/11                            1,000,000            1,110,959
Consumer Products (1.02%)
   RJR Nabisco Capital Corp. Senior Notes;
     8.75%; 4/15/04                            1,000,000              981,250

Copper Ores (2.69%)
   Asarco, Inc. Debentures;
     7.88%; 4/15/13                            1,500,000            1,426,528
   Asarco, Inc. Notes;
     7.38%; 2/1/03                             1,200,000            1,170,336

                                                                    2,596,864

Crude Petroleum & Natural Gas (0.57%)
   Occidental Petroleum Corp. Medium-Term
     Notes; 9.73%; 6/15/01                  $    500,000       $      548,615

Department Stores (3.39%)
   Dillard Investment Co. Notes (Guaranteed
     by Parent Co.); 9.25%; 5/1/97               200,000              208,553
   Harcourt General, Inc. Subordinated Notes;
     9.50%; 3/15/00                              400,000              430,459
   Sears Roebuck Co. Medium-Term Notes;
     9.05%; 2/6/12                               500,000              537,855
     9.12%; 2/13/12                            1,000,000            1,081,110
   Sears Roebuck Co. Notes;
     8.55%; 8/1/96                             1,000,000            1,020,784

                                                                    3,278,761
Drug Stores & Proprietary Stores (1.83%)
   Rite Aid Corp. Senior Debentures;
     6.88%; 8/15/13                            2,000,000            1,764,080

Eating & Drinking Places (1.25%)
   Marriott International Notes;
     6.75%; 12/15/03                           1,300,000            1,210,916

Electric Services (4.39%)
   Cleveland Electric Illuminating Co. First
     Mortgage Medium-Term Notes;
     7.85%; 7/30/02                            1,500,000            1,313,070
   Ohio Edison Co. First Mortgage Bonds;
     8.25%; 4/1/02                             2,000,000            2,023,116
   Toledo Edison Co. Debentures;
     8.70%; 9/1/02                             1,000,000              905,107

                                                                    4,241,293
Fabricated Rubber Products, NEC (1.70%)
   M. A. Hanna Co. Senior Notes;
     9.38%; 9/15/03                            1,500,000            1,645,539

Farm & Garden Machinery (1.62%)
   Tenneco, Inc. Notes;
     9.88%; 2/1/01                               500,000              551,649
     7.88%; 10/1/02                            1,000,000            1,010,422

                                                                    1,562,071
Gas Production & Distribution (2.21%)
   Panhandle Eastern Pipeline Sinking Fund
     Debentures; 9.88%; 10/15/96                 518,000              537,277
   Tennessee Gas Pipeline Co. Notes;
     9.25%; 5/15/96                              400,000              408,748
   Transco Energy Co. Notes;
      9.38%; 8/15/01                           1,100,000            1,192,521

                                                                    2,138,546
General Government, NEC (4.04%)
   Ontario Hydro Debentures;
     7.45%; 3/31/13                            2,000,000            1,908,360
   Province of Saskatchewan, Canada Global
     Notes; 8.00%; 2/1/13                      2,000,000            1,997,280

                                                                    3,905,640
Grocery Stores (1.09%)
   Food Lion, Inc. Medium-Term Notes;
     8.67%; 8/28/06                            1,000,000            1,056,920

Household Furniture (1.84%)
   Masco Corp. Debentures;
     7.13%; 8/15/13                            2,000,000            1,782,434

Industrial Inorganic Chemicals (3.24%)
   FMC Corp. Senior Notes;
     6.38%; 9/1/03                           $   750,000       $      685,666
   Grace, (W.R.) & Co. Guaranteed Notes;
     8.00%; 8/15/04                            2,500,000            2,449,892

                                                                    3,135,558
Iron Ores (0.76%)
   Cyprus Minerals Co. Notes;
     10.13%; 4/1/02                              650,000              733,063

Metalworking Machinery (1.24%)
   Black & Decker Corp. Notes;
     7.00%; 2/1/06                             1,300,000            1,194,478

Millwork, Plywood & Structural
Members (1.11%)
   Georgia-Pacific Corp. Debentures;
     9.50%; 12/1/11                              600,000              667,321
   Georgia-Pacific Corp. Notes;
     10.13%; 5/15/00                             400,000              405,349

                                                                    1,072,670
Miscellaneous Chemical Products (1.49%)
   Cabot Corp. Notes; 10.25%; 12/15/97           400,000              428,143
   Ferro Corp. Senior Debentures;
     7.63%; 5/1/13                             1,100,000            1,011,688

                                                                    1,439,831
Miscellaneous Equipment Rental
& Leasing (1.11%)
   McDonnell Douglas Finance Corp.
     Medium-Term Notes, Series 9;
     9.94%; 6/11/98                            1,000,000            1,069,350

Motion Picture Production
& Services (0.44%)
   Columbia Pictures Entertainment, Inc.
     Senior Subordinated Notes;
     9.88%; 2/1/98                               400,000              421,280

Motor Vehicles & Equipment (2.20%)
   Ford Motor Co. Debentures;
     8.88%; 1/15/22                            1,000,000            1,071,081
   General Motors Corp. Global
     Medium-Term Notes;
     8.88%; 5/15/03                            1,000,000            1,054,150

                                                                    2,125,231
Paper Mills (8.99%)
   Boise Cascade Corp. Notes;
     9.90%; 3/15/00                              500,000              537,233
     9.85%; 6/15/02                            1,000,000            1,087,969
   Bowater, Inc. Debentures;
     9.50%; 10/15/12                           1,000,000            1,086,400
     9.38%; 12/15/21                           1,500,000            1,618,986
   Champion International Corp. Notes;
     9.88%; 6/1/00                               750,000              821,596
   Chesapeake Corp. Notes;
     9.88%; 5/1/03                             1,000,000            1,113,143
     7.20%; 3/15/05                              600,000              567,652
   James River Corp. Notes;
     6.70%; 11/15/03                           2,000,000            1,852,217

                                                                    8,685,196
Paperboard Mills (1.57%)
   Federal Paper Board Co., Inc. Debentures;
     8.88%; 7/1/12                             1,500,000            1,518,486

Personal Credit Institutions (4.42%)
   Coastal Corp. Senior Notes;
      9.75%; 8/1/03                           $1,500,000        $   1,643,004
   General Motors Acceptance Corp. Global
     Notes; 8.50%; 1/1/03                      2,000,000            2,084,596
   Household Finance Corp. Senior
     Subordinated Notes; 9.63%; 7/15/00          500,000              542,463

                                                                    4,270,063
Petroleum Refining (8.01%)
   Ashland Oil, Inc. Medium-Term Notes;
     7.72%; 7/15/13                            1,000,000              944,990
     7.73%; 7/15/13                              750,000              709,440
   Mapco, Inc. Medium-Term Notes;
     8.48%; 8/5/13                             1,000,000              978,170
   Pennzoil Co. Debentures;
     10.13%; 11/15/09                          1,675,000            1,939,284
   Sun Co., Inc. Debentures;
     9.00%; 11/1/24                            2,000,000            2,120,582
   Ultramar Credit Corp. Guaranteed
     Notes  (by Ultramar Corp.);
     8.63%; 7/1/02                             1,000,000            1,043,199

                                                                    7,735,665
Photographic Equipment
& Supplies (1.09%)
   Xerox Corp. Notes; 9.63%; 9/1/97            1,000,000            1,055,646

Primary Nonferrous Metals (3.99%)
   Amax, Inc. Notes; 9.88%; 6/13/01              900,000              974,123
   Reynolds Metals Co. Medium-Term Notes;
     8.22%; 5/30/07                            2,000,000            2,032,060
     7.65%; 2/4/08                               875,000              848,750

                                                                    3,854,933
Pulp Mills (2.80%)
   International Paper Co. Medium-Term
     Notes; 9.70%; 8/15/00                       800,000              873,432
   ITT Rayonier, Inc. Notes;
     7.50%; 10/15/02                           1,875,000            1,832,672

                                                                    2,706,104
Refrigeration & Service
Machinery (2.60%)
   Westinghouse Electric Corp. Debentures;
     8.63%; 8/1/12                             1,000,000              967,348
   Westinghouse Electric Corp. Global
      Notes; 8.88%; 6/1/01                     1,500,000            1,546,740

                                                                    2,514,088
Rental of Railroad Cars (0.44%)
   General American Transportation Corp.
     Medium-Term Notes; 10.65%; 11/14/97         400,000              428,293

Sanitary Services (1.78%)
   Laidlaw, Inc. Notes; 7.70%; 8/15/02         1,000,000              980,122
   Laidlaw, Inc. Senior
     Notes; 7.88%; 4/15/05                       750,000              744,554

                                                                    1,724,676
Telephone Communication (1.59%)
   Sprint Corp. Notes; 8.13%; 7/15/02          1,500,000            1,539,475

Variety Stores (6.81%)
   Dayton-Hudson Corp. Debentures;
     9.25%; 8/15/11                            1,000,000            1,089,794
   Dayton-Hudson Corp. Sinking Fund
     Debentures; 9.50%; 10/15/16                 900,000              943,642
Variety Stores (con't)
   K Mart Corp. Global Notes;
     8.13%; 12/1/06                           $1,000,000       $      991,215
   K Mart Corp. Medium-Term Notes;
     7.55%; 7/27/04                            1,000,000              954,630
   Shopko Stores, Inc. Senior Notes;
     9.00%; 11/15/04                           2,500,000            2,596,497

                                                                    6,575,778


                                             Total Bonds           94,014,533

Commercial Paper (0.55%)

Electronic Distribution Equipment (0.55%)
   General Electric Capital Corp.;
     5.90%; 5/1/95                               535,000              535,000


                    Total Portfolio Investments (97.83%)           94,549,533

Cash, receivables and other assets, net of
   liabilities (2.17%)                                              2,092,626


                              Total Net Assets (100.00%)          $96,642,159



PRINCOR CASH MANAGEMENT FUND, INC.

                                               Principal
                                                 Amount               Value


Commercial Paper (98.87%)

Blankbooks & Bookbinding (0.78%)
   Warner-Lambert Co.;
     5.98%; 7/31/95                           $4,000,000      $     3,939,536

Business Credit Institutions (9.17%)
   CIT Group Holdings, Inc.;
     6.05%; 5/11/95                            1,775,000            1,772,017
     6.03%; 5/30/95                            3,000,000            2,985,428
     6.08%; 6/12/95                            3,000,000            2,978,720
     6.06%; 6/16/95                            3,500,000            3,472,898
     6.10%; 7/5/95                             2,475,000            2,447,741
     6.01%; 8/18/95                            2,000,000            1,963,606
     6.00%; 8/25/95                            2,850,000            2,794,900
   International Lease Finance Corp.;
     6.01%; 5/26/95                            3,000,000            2,987,479
     6.03%; 5/30/95                            2,125,000            2,114,678
     6.18%; 6/14/95                            3,050,000            3,026,962
     6.18%; 6/15/95                            1,050,000            1,041,889
     6.06%; 7/5/95                             5,500,000            5,439,821
     6.08%; 7/11/95                            4,000,000            3,952,036
     6.00%; 7/20/95                            4,000,000            3,946,667
   Retailer Funding Corp.;
     6.05%; 5/18/95                           $3,500,000      $     3,490,000
     5.97%; 5/24/95                            2,175,000            2,166,704

                                                                   46,581,546
Cash Grains (1.43%)
   Transmission Agency Northern California;
     LOC Industrial Bank of Japan Ltd.;
     6.20%; 5/4/95                             4,250,000            4,247,804
     6.00%; 5/31/95                            3,019,000            3,003,905

                                                                    7,251,709
Combination Utility Services (2.26%)
   Iowa-Illinois Gas & Electric Co.;
     6.02%; 5/4/95                             3,500,000            3,498,244
     6.10%; 5/11/95                            4,000,000            3,993,222
     6.10%; 5/11/95                            1,000,000              998,306
   Southwest Gas Corp.; LOC Union
     Bank of Switzerland;
     5.98%; 6/26/95                            3,000,000            2,972,093

                                                                   11,461,865
Computer & Office Equipment (6.02%)
   Pitney Bowes Credit Corp.;
     5.96%; 5/3/95                             3,000,000            2,999,007
     6.03%; 6/23/95                            3,700,000            3,667,153
   Xerox Credit Corp.;
     6.00%; 7/14/95                            4,000,000            3,950,667
   Xerox Corp;
     6.03%; 5/3/95                             3,000,000            2,998,995
     6.02%; 5/23/95                            4,475,000            4,458,537
     6.05%; 6/1/95                             1,675,000            1,666,274
     6.02%; 6/8/95                             4,000,000            3,974,582
     6.05%; 7/6/95                             4,000,000            3,955,633
     6.03%; 7/7/95                             2,950,000            2,916,893

                                                                   30,587,741
Electric Services (6.63%)
   AES Shady Point, Inc.; LOC
     Bank of Tokyo Ltd.;
     6.08%; 6/1/95                             1,100,000            1,094,241
     6.10%; 6/1/95                             5,000,000            4,973,736
     6.19%; 6/6/95                             3,000,000            2,981,430
     6.02%; 7/19/95                            2,000,000            1,973,579
   CommEd Fuel Co., Inc.;
     LOC Credit Suisse;
     6.07%; 5/9/95                             1,650,000            1,647,774
     6.02%; 5/10/95                            3,767,000            3,761,331
     6.07%; 5/16/95                            2,650,000            2,643,298
     6.05%; 5/17/95                            4,200,000            4,188,707
     6.05%; 6/9/95                             2,600,000            2,582,959
     6.03%; 6/13/95                            3,000,000            2,978,392
     6.02%; 6/19/95                            2,400,000            2,380,335
     6.00%; 7/6/95                             2,500,000            2,472,500

                                                                   33,678,282
Electronic Distribution Equipment (5.47%)
   General Electric Capital Corp.;
     6.27%; 5/2/95                             2,500,000            2,499,565
     6.37%; 5/5/95                             1,075,000            1,074,239
     6.00%; 5/24/95                            2,150,000            2,141,758
     6.03%; 6/19/95                            2,400,000            2,380,302
     6.03%; 6/19/95                            2,100,000            2,082,764
     6.07%; 7/10/95                            3,450,000            3,409,281
     6.07%; 7/10/95                            2,740,000            2,707,660
     6.04%; 7/12/95                            1,700,000   `        1,679,464
     6.13%; 8/2/95                            $3,450,000      $     3,395,366
     6.10%; 8/3/95                             3,850,000            3,788,678
   General Electric Co.;
     6.03%; 7/18/95                            2,650,000            2,615,378

                                                                   27,774,455
Farm & Garden Machinery (0.58%)
   Deere (John) Capital Corp.;
     6.04%; 6/28/95                            3,000,000            2,970,807

Life Insurance (9.95%)
   American General Finance Corp.;
     6.10%; 5/15/95                            2,650,000            2,643,714
     6.10%; 5/16/95                            3,000,000            2,992,375
     6.07%; 7/11/95                            4,000,000            3,952,114
     6.07%; 7/12/95                            3,500,000            3,457,510
     6.07%; 7/17/95                            4,000,000            3,948,068
     6.00%; 8/21/95                            2,000,000            1,962,667
     6.01%; 8/23/95                            4,000,000            3,923,873
     6.01%; 8/24/95                            2,500,000            2,452,003
   American General Corp.;
     6.00%; 5/10/95                            3,000,000            2,995,500
     6.00%; 5/12/95                            3,425,000            3,418,721
     6.05%; 5/17/95                            3,500,000            3,490,589
     6.05%; 5/18/95                            3,000,000            2,991,429
     6.02%; 5/30/95                            2,300,000            2,288,846
     6.00%; 6/20/95                            3,000,000            2,975,000
     5.98%; 7/26/95                            3,200,000            3,154,286
     6.13%; 8/1/95                             4,000,000            3,937,338

                                                                   50,584,033
Motor Vehicles & Equipment (4.95%)
   Ford Motor Credit Co.;
     6.04%; 5/10/95                            4,500,000            4,493,205
     6.03%; 5/17/95                            2,950,000            2,942,094
     6.10%; 5/23/95                            2,250,000            2,241,613
     6.07%; 6/6/95                             3,000,000            2,981,790
     6.07%; 7/5/95                             1,750,000            1,730,821
     6.08%; 7/18/95                            2,250,000            2,220,360
     6.07%; 7/19/95                            2,500,000            2,466,699
     6.08%; 8/7/95                             3,150,000            3,097,864
     6.03%; 8/16/95                            3,050,000            2,995,336

                                                                   25,169,782
Non-Classifiable Establishments (4.96%)
   Mitsubishi International Corp.;
     6.08%; 5/1/95                             1,570,000            1,570,000
     6.08%; 5/3/95                               400,000              399,865
     6.18%; 5/8/95                               700,000              699,159
     6.03%; 5/15/95                            5,000,000            4,988,275
     6.08%; 6/1/95                             3,000,000            2,984,293
     6.05%; 6/13/95                            2,500,000            2,481,934
     6.03%; 6/14/95                            3,650,000            3,623,099
     6.06%; 6/15/95                            2,000,000            1,984,850
     6.05%; 6/22/95                            2,075,000            2,056,867
     6.04%; 7/11/95                            2,000,000            1,976,176
     6.07%; 8/4/95                             2,500,000            2,459,955


                                                                   25,224,473
Personal Credit Institutions (18.20%)
   American Express Credit Corp.;
     6.05%; 5/19/95                            3,500,000            3,489,412
     6.05%; 5/19/95                            3,500,000            3,489,412
     6.05%; 5/22/95                            3,200,000            3,188,707
     6.03%; 6/2/95                             2,500,000            2,486,600
     6.08%; 6/8/95                            $3,500,000  $         3,477,538
     6.10%; 6/8/95                             1,500,000            1,490,342
     6.10%; 7/21/95                            3,500,000            3,451,962
     6.08%; 7/25/95                            1,775,000            1,749,519
     6.08%; 8/9/95                             2,500,000            2,457,778
   Associates Corp. of North America;
     6.02%; 5/5/95                             2,000,000            1,998,662
     6.02%; 5/5/95                             1,975,000            1,973,679
   Avco Financial Services, Inc.;
     6.02%; 5/8/95                             2,850,000            2,846,664
   Beneficial Corp.;
     6.02%; 5/1/95                             2,200,000            2,200,000
     6.13%; 5/3/95                             5,000,000            4,998,297
     6.43%; 5/5/95                             1,500,000            1,498,928
     6.01%; 5/22/95                            1,675,000            1,669,128
     6.13%; 6/7/95                             5,000,000            4,968,499
     6.01%; 8/25/95                            1,500,000            1,470,952
   Commercial Credit Co.;
     6.00%; 5/9/95                             4,000,000            3,994,667
     6.00%; 5/12/95                            2,550,000            2,545,325
   Household Finance Corp.;
     6.10%; 5/5/95                             2,500,000            2,498,305
     6.12%; 6/9/95                             3,000,000            2,980,110
     6.01%; 7/19/95                            1,750,000            1,726,920
     5.99%; 7/24/95                            3,500,000            3,451,082
     6.01%; 7/24/95                            4,000,000            3,943,907
   Norwest Financial, Inc.;
     6.10%; 5/16/95                            1,725,000            1,720,615
     6.04%; 5/18/95                            2,500,000            2,492,869
     6.01%; 6/12/95                            3,100,000            3,078,264
     6.04%; 7/7/95                             3,725,000            3,683,127
     6.05%; 7/13/95                            3,000,000            2,963,196
     6.05%; 7/13/95                            3,000,000            2,963,196
     5.99%; 7/21/95                            1,830,000            1,805,336
     5.99%; 7/27/95                            3,775,000            3,720,354

                                                                   92,473,352
Security Brokers & Dealers (16.23%)
   Bear Stearns Cos., Inc.;
     6.08%; 5/1/95                             2,250,000            2,250,000
     6.17%; 5/2/95                             5,000,000            4,999,143
     6.12%; 5/15/95                            2,250,000            2,244,645
     6.10%; 7/20/95                            4,300,000            4,241,711
     6.04%; 7/28/95                            2,750,000            2,709,398
   Goldman Sachs Group L.P.;
     6.50%; 5/1/95                             2,500,000            2,500,000
     6.50%; 5/4/95                             2,500,000            2,498,646
     6.50%; 5/8/95                             2,500,000            2,496,840
     6.50%; 5/9/95                             2,450,000            2,446,461
     6.03%; 5/25/95                            3,800,000            3,784,724
     6.14%; 6/1/95                             5,000,000            4,973,564
     6.05%; 6/2/95                             3,000,000            2,983,867
     6.75%; 6/15/95                            1,000,000              991,563
     6.90%; 9/11/95                            1,000,000              974,508
     6.96%; 9/20/95                            1,000,000              972,547
   Merrill Lynch & Co., Inc.;
     6.10%; 5/8/95                             3,000,000            2,996,442
     6.10%; 5/12/95                            1,050,000            1,048,043
     6.05%; 5/22/95                            1,500,000            1,494,706
     6.12%; 6/5/95                             1,050,000            1,043,752
     6.10%; 6/13/95                            3,500,000            3,474,498
     6.10%; 6/14/95                            2,250,000            2,233,225
     6.20%; 6/15/95                            1,400,000            1,389,150
Security Brokers & Dealers (con't)
     6.05%; 7/14/95                           $3,700,000      $     3,653,986
     6.08%; 8/4/95                             2,000,000            1,967,911
     6.08%; 8/8/95                             2,200,000            2,163,216
     6.08%; 8/10/95                            1,700,000            1,671,002
     6.05%; 8/28/95                            2,300,000            2,254,003
   Smith Barney, Inc.;
     6.00%; 6/21/95                            4,000,000            3,966,000
     5.98%; 6/22/95                            3,500,000            3,469,768
     6.00%; 6/26/95                            2,000,000            1,981,333
     5.98%; 6/27/95                            4,000,000            3,962,127
     6.00%; 7/25/95                            2,700,000            2,661,750

                                                                   82,498,529
Subdividers & Developers (7.26%)
   Hartz 667 Commercial Paper Corp.;
     LOC Mitsubishi Bank Ltd.;
     6.02%; 5/5/95                             2,000,000            1,998,662
   Maguire/Thomas Partners
     Westlake/Southlake Partnership;
     LOC Sumitomo Bank Ltd.;
     6.02%; 5/2/95                             2,000,000            1,999,665
     6.03%; 5/5/95                             1,000,000              999,330
     6.08%; 5/5/95                             2,500,000            2,498,311
     6.05%; 5/8/95                             1,000,000              998,824
     6.04%; 5/15/95                            1,000,000              997,651
     6.05%; 5/26/95                            5,050,000            5,028,783
     6.07%; 5/31/95                            3,000,000            2,984,825
     6.12%; 6/5/95                             3,000,000            2,982,150
     6.12%; 6/27/95                            1,000,000              990,310
     6.05%; 7/27/95                              925,000              911,476
   Towson Town Center, Inc.; LOC
     Mitsubishi Bank Ltd.;
     6.05%; 5/8/95                             3,556,000            3,551,817
     6.12%; 5/9/95                             2,600,000            2,596,464
     6.08%; 5/16/95                            1,175,000            1,172,023
     6.06%; 6/16/95                            3,276,000            3,250,633
     6.02%; 7/19/95                            4,000,000            3,947,158

                                                                   36,908,082
Tires & Inner Tubes (4.98%)
   Bridgestone/Firestone, Inc.; LOC
     Dai-Ichi Kangyo Bank Ltd.;
     6.07%; 5/2/95                             1,750,000            1,749,705
     6.02%; 5/8/95                             1,000,000              998,829
     6.00%; 5/12/95                            3,050,000            3,044,408
     6.04%; 7/18/95                            5,000,000            4,934,567
     6.05%; 7/18/95                            3,000,000            2,960,675
   Bridgestone/Firestone, Inc.; LOC
     Sumitomo Bank Ltd.;
     6.02%; 5/11/95                            1,000,000              998,328
     6.02%; 7/17/95                            4,775,000            4,713,516
     6.04%; 7/17/95                            6,000,000            5,922,487

                                                                   25,322,515


                                  Total Commercial Paper          502,426,707

Bank Notes (0.59%)

Commercial Banks (0.59%)
   Lasalle National Bank;
     6.26%; 7/27/95                           $2,000,000      $     2,000,000
     7.59%; 12/28/95                           1,000,000            1,000,000

                                                                    3,000,000


                    Total Portfolio Investments (99.46%)          505,426,707

Cash, receivables and other assets, net of
    liabilities (0.54%)                                             2,738,411


                              Total Net Assets (100.00%)         $508,165,118




PRINCOR GOVERNMENT SECURITIES INCOME
FUND, INC.

      Description of Issue           Principal
   Type       Rate      Maturity      Amount            Value

Government National Mortgage Association (GNMA) Certificates (99.50%)

GNMA I       6.00%     10/15/23   $   190,546 $        168,140
GNMA I       6.00      10/15/23        46,824           41,318
GNMA I       6.00      10/15/23       937,110          826,915
GNMA I       6.00      10/15/23       983,170          867,559
GNMA I       6.00      10/15/23     4,951,207        4,368,994
GNMA I       6.00      11/15/23       976,124          861,341
GNMA I       6.00      11/15/23       383,649          338,535
GNMA I       6.00      11/15/23     2,004,010        1,768,359
GNMA I       6.00      11/15/23       501,769          442,766
GNMA I       6.00      11/15/23       472,049          416,541
GNMA I       6.00      11/15/23       421,786          372,188
GNMA I       6.00      12/15/23     1,002,074          884,240
GNMA I       6.00      12/15/23     1,006,307          887,976
GNMA I       6.00       1/15/24     1,005,492          887,256
GNMA I       6.00       1/15/24       988,955          872,664
GNMA I       6.00       1/15/24     1,003,766          885,733
GNMA I       6.00       2/15/24       943,311          832,387
GNMA I       6.00       2/15/24       984,444          868,683
GNMA I       6.00       2/15/24     1,003,991          885,931
GNMA I       6.00       3/15/24     1,000,311          882,685
GNMA I       6.50       9/15/23       939,756          860,374
GNMA I       6.50       9/15/23       942,316          862,718
GNMA I       6.50       9/15/23       966,757          885,095
GNMA I       6.50       9/15/23       906,369          829,808
GNMA I       6.50      10/15/23       935,172          856,178
GNMA I       6.50      10/15/23       949,061          868,894
GNMA I       6.50      10/15/23       982,749          899,736
GNMA I       6.50      10/15/23       962,514          881,210
GNMA I       6.50      10/15/23       295,246          270,306
GNMA I       6.50      10/15/23       962,046          880,782
GNMA I       6.50      10/15/23       986,648          903,306
GNMA I       6.50      10/15/23       980,566          897,738
GNMA I       6.50      10/15/23       940,781          861,313
GNMA I       6.50      10/15/23       986,648          903,306
GNMA I       6.50%     10/15/23   $   962,046 $        880,782
GNMA I       6.50      10/15/23       921,875          844,005
GNMA I       6.50      10/15/23       980,467          897,647
GNMA I       6.50      11/15/23       959,467          878,421
GNMA I       6.50      11/15/23       951,649          871,263
GNMA I       6.50      11/15/23       971,807          889,719
GNMA I       6.50      12/15/23       995,812          911,696
GNMA I       6.50      12/15/23       995,812          911,696
GNMA I       6.50      12/15/23     1,935,221        1,771,753
GNMA I       6.50      12/15/23       950,624          870,325
GNMA I       6.50      12/15/23       878,266          804,079
GNMA I       6.50      12/15/23       954,132          873,536
GNMA I       6.50      12/15/23       973,403          891,180
GNMA I       6.50      12/15/23       984,582          901,415
GNMA I       6.50      12/15/23       965,166          883,638
GNMA I       6.50      12/15/23       995,812          911,696
GNMA I       6.50       1/15/24       943,386          863,698
GNMA I       6.50       1/15/24       993,259          909,358
GNMA I       6.50       1/15/24       943,386          863,698
GNMA I       6.50       1/15/24       964,876          883,373
GNMA I       6.50       1/15/24       999,285          914,876
GNMA I       6.50       1/15/24       962,747          881,423
GNMA I       6.50       1/15/24       932,883          854,082
GNMA I       6.50       1/15/24       941,798          862,244
GNMA I       6.50       1/15/24       971,335          889,287
GNMA I       6.50       1/15/24       911,963          834,929
GNMA I       6.50       1/15/24       988,961          905,424
GNMA I       6.50       1/15/24       962,200          880,923
GNMA I       6.50       2/15/24       957,693          876,796
GNMA I       6.50       3/15/24       965,437          883,887
GNMA I       6.50       4/15/24     1,008,597          923,401
GNMA I       7.00      10/15/22       952,577          902,176
GNMA I       7.00      10/15/22       898,573          851,030
GNMA I       7.00      10/15/22       869,310          823,315
GNMA I       7.00      10/15/22       932,368          883,036
GNMA I       7.00      10/15/22       965,667          914,573
GNMA I       7.00      10/15/22       932,368          883,036
GNMA I       7.00      11/15/22       959,862          909,076
GNMA I       7.00      11/15/22       939,250          889,554
GNMA I       7.00      11/15/22       907,021          859,031
GNMA I       7.00      11/15/22       907,021          859,031
GNMA I       7.00      11/15/22       959,862          909,076
GNMA I       7.00      11/15/22       959,862          909,076
GNMA I       7.00      11/15/22       900,663          853,009
GNMA I       7.00      11/15/22       969,086          917,811
GNMA I       7.00      11/15/22       969,086          917,811
GNMA I       7.00      11/15/22       969,086          917,811
GNMA I       7.00      11/15/22       969,086          917,811
GNMA I       7.00      11/15/22     1,856,186        1,757,975
GNMA I       7.00      11/15/22       963,436          912,460
GNMA I       7.00      11/15/22       963,436          912,460
GNMA I       7.00      11/15/22       963,436          912,460
GNMA I       7.00      11/15/22       933,253          883,875
GNMA I       7.00      11/15/22       858,456          813,035
GNMA I       7.00      11/15/22       923,826          874,947
GNMA I       7.00      11/15/22       933,253          883,875
GNMA I       7.00      12/15/22       995,464          942,794
GNMA I       7.00      12/15/22       920,960          872,232
GNMA I       7.00      12/15/22       920,960          872,232
GNMA I       7.00      12/15/22       920,960          872,232
GNMA I       7.00      12/15/22       939,789          890,065
GNMA I       7.00      12/15/22       939,789          890,065
GNMA I       7.00%     12/15/22   $   939,789 $        890,065
GNMA I       7.00      12/15/22       873,672          827,446
GNMA I       7.00       1/15/23       905,705          857,784
GNMA I       7.00       1/15/23       905,705          857,784
GNMA I       7.00       1/15/23       964,162          913,149
GNMA I       7.00       1/15/23       905,705          857,784
GNMA I       7.00       1/15/23       905,705          857,784
GNMA I       7.00       1/15/23       902,501          854,750
GNMA I       7.00       1/15/23       910,065          861,914
GNMA I       7.00       1/15/23       888,037          841,051
GNMA I       7.00       1/15/23     1,680,146        1,591,249
GNMA I       7.00       1/15/23       905,705          857,784
GNMA I       7.00       1/15/23       937,090          887,509
GNMA I       7.00       1/15/23       946,893          896,793
GNMA I       7.00       1/15/23       878,561          832,076
GNMA I       7.00       2/15/23       950,258          899,980
GNMA I       7.00       2/15/23       934,303          884,869
GNMA I       7.00       2/15/23       934,303          884,869
GNMA I       7.00       2/15/23       950,005          899,741
GNMA I       7.00       2/15/23       950,005          899,741
GNMA I       7.00       2/15/23       950,005          899,741
GNMA I       7.00       2/15/23       950,005          899,741
GNMA I       7.00       3/15/23       958,372          907,664
GNMA I       7.00       3/15/23       952,035          901,663
GNMA I       7.00       3/15/23       930,309          881,087
GNMA I       7.00       3/15/23       849,660          804,705
GNMA I       7.00       3/15/23       958,372          907,664
GNMA I       7.00       4/15/23       932,839          883,483
GNMA I       7.00       7/15/23       808,869          766,072
GNMA I       7.00       7/15/23        24,762           23,452
GNMA I       7.00       7/15/23       148,224          140,382
GNMA I       7.00       7/15/23       708,133          670,666
GNMA I       7.00       7/15/23       120,431          114,059
GNMA I       7.00       7/15/23       910,308          862,143
GNMA I       7.00       7/15/23       941,274          891,471
GNMA I       7.00       7/15/23        42,525           40,275
GNMA I       7.00       7/15/23        89,406           84,676
GNMA I       7.00       7/15/23       935,480          885,984
GNMA I       7.00       7/15/23       922,236          873,441
GNMA I       7.00       8/15/23       916,485          867,994
GNMA I       7.00       8/15/23       895,204          847,839
GNMA I       7.00       8/15/23       815,423          772,280
GNMA I       7.00       8/15/23     1,426,609        1,351,127
GNMA I       7.00       8/15/23       972,223          920,783
GNMA I       7.00       9/15/23       917,521          868,975
GNMA I       7.00       9/15/23       963,434          912,459
GNMA I       7.00      10/15/23       974,397          922,842
GNMA I       7.00      12/15/23       943,639          893,711
GNMA I       7.00      12/15/23       935,304          885,817
GNMA I       7.00       1/15/24       966,743          915,593
GNMA I       7.00       1/15/24       966,904          915,745
GNMA I       7.00       2/15/24     1,773,952        1,680,092
GNMA I       7.00      10/15/24       917,071          868,549
GNMA I       7.50       4/15/17       659,713          655,709
GNMA I       7.50       4/15/17       709,505          705,198
GNMA I       7.50       4/15/17       608,640          603,771
GNMA I       7.50       5/15/17       199,219          197,625
GNMA I       7.50       5/15/17       584,154          580,608
GNMA I       7.50       7/15/18       609,295          602,574
GNMA I       7.50      11/15/21       872,148          851,199
GNMA I       7.50      12/15/21       794,756          775,666
GNMA I       7.50      12/15/21       894,753          873,261
GNMA I       7.50%     12/15/21   $   714,052 $        696,901
GNMA I       7.50       2/15/22       782,258          763,468
GNMA I       7.50       2/15/22       750,004          731,989
GNMA I       7.50       2/15/22       750,004          731,989
GNMA I       7.50       3/15/22       739,480          721,717
GNMA I       7.50       3/15/22       764,422          746,060
GNMA I       7.50       3/15/22       516,316          503,914
GNMA I       7.50       3/15/22       719,057          701,785
GNMA I       7.50       3/15/22       892,638          871,197
GNMA I       7.50       4/15/22       751,626          733,572
GNMA I       7.50       4/15/22       707,417          690,424
GNMA I       7.50       4/15/22       826,045          806,203
GNMA I       7.50       4/15/22       741,993          724,171
GNMA I       7.50       4/15/22       756,192          738,028
GNMA I       7.50       4/15/22       705,896          688,941
GNMA I       7.50       4/15/22       883,482          862,261
GNMA I       7.50       4/15/22       822,241          802,491
GNMA I       7.50       4/15/22       643,291          627,840
GNMA I       7.50       5/15/22       836,429          816,338
GNMA I       7.50       7/15/22       886,308          865,019
GNMA I       7.50       7/15/22       916,537          894,522
GNMA I       7.50       8/15/22       905,178          883,435
GNMA I       7.50       8/15/22       851,665          831,208
GNMA I       7.50       8/15/22       863,138          842,405
GNMA I       7.50       8/15/22       659,527          643,685
GNMA I       7.50       8/15/22       900,525          878,895
GNMA I       7.50       8/15/22       838,449          818,309
GNMA I       7.50       8/15/22       765,251          746,870
GNMA I       7.50       8/15/22       770,897          752,380
GNMA I       7.50       8/15/22       822,081          802,334
GNMA I       7.50       8/15/22       771,438          752,908
GNMA I       7.50       8/15/22       634,092          618,861
GNMA I       7.50       8/15/22       818,832          799,164
GNMA I       7.50       8/15/22       791,378          772,370
GNMA I       7.50       8/15/22       842,604          822,365
GNMA I       7.50       8/15/22       903,103          881,410
GNMA I       7.50      11/15/22       833,243          813,228
GNMA I       7.50      12/15/22       983,097          959,483
GNMA I       7.50      12/15/22       858,792          838,163
GNMA I       7.50       2/15/23       931,967          909,582
GNMA I       7.50       2/15/23       953,358          930,459
GNMA I       7.50       2/15/23       959,948          936,890
GNMA I       7.50       4/15/23       852,864          832,378
GNMA I       7.50       4/15/23       911,577          889,681
GNMA I       7.50       4/15/23     1,345,742        1,313,418
GNMA I       7.50       4/15/23       911,577          889,681
GNMA I       7.50       4/15/23       760,371          742,106
GNMA I       7.50       5/15/23     1,306,030        1,274,659
GNMA I       7.50       5/15/23       887,118          865,809
GNMA I       7.50       5/15/23       916,448          894,435
GNMA I       7.50       5/15/23       693,954          677,285
GNMA I       7.50       5/15/23     1,625,659        1,586,610
GNMA I       7.50       5/15/23       848,061          827,690
GNMA I       7.50       5/15/23       847,343          826,990
GNMA I       7.50       5/15/23       890,675          869,281
GNMA I       7.50       6/15/23       882,320          861,127
GNMA I       7.50%      6/15/23   $   894,532 $        873,046
GNMA I       7.50       8/15/23     2,612,582        2,549,828
GNMA I       7.50       8/15/23       971,806          948,463
GNMA I       7.50       9/15/23     1,011,452          987,157
GNMA I       7.50      10/15/23       934,799          912,345
GNMA I       7.50      11/15/23     1,010,209          985,944
GNMA I       7.50       1/15/24       995,746          971,829
GNMA I       7.50       1/15/24       872,284          851,332
GNMA I       7.50       6/15/24     1,012,543          988,222
GNMA I       8.00          TBA*     1,000,000        1,000,170
GNMA I       8.00       8/15/16       425,874          433,127
GNMA I       8.00       8/15/16       413,649          419,005
GNMA I       8.00       9/15/16       398,640          403,802
GNMA I       8.00      11/15/16       607,960          615,833
GNMA I       8.00      12/15/16       416,441          421,834
GNMA I       8.00       4/15/17       693,516          702,497
GNMA I       8.00       4/15/17       707,451          716,612
GNMA I       8.00       4/15/17       422,141          428,485
GNMA I       8.00       4/15/17       303,486          308,048
GNMA I       8.00       4/15/17     3,195,144        3,243,167
GNMA I       8.00       4/15/17       580,602          589,328
GNMA I       8.00       5/15/17       492,316          498,691
GNMA I       8.00       5/15/17       430,729          436,307
GNMA I       8.00       6/15/17       661,963          669,112
GNMA I       8.00       6/15/17       593,644          603,753
GNMA I       8.00       6/15/17       665,850          674,473
GNMA I       8.00       6/15/17       532,285          539,178
GNMA I       8.00       7/15/17       545,386          552,449
GNMA I       8.00       3/15/20       745,689          752,705
GNMA I       8.00       4/15/21       807,856          807,994
GNMA I       8.00       6/15/21       834,923          842,780
GNMA I       8.00       7/15/21       583,572          583,671
GNMA I       8.00       9/15/21       732,726          739,621
GNMA I       8.00      11/15/21       668,388          668,502
GNMA I       8.00      11/15/21       657,816          657,928
GNMA I       8.00       2/15/22       592,739          592,840
GNMA I       8.00       3/15/22       910,595          910,750
GNMA I       8.00       3/15/22       662,785          662,898
GNMA I       8.00       3/15/22       663,863          663,976
GNMA I       8.00       3/15/22       661,357          661,469
GNMA I       8.00       5/15/22     4,039,277        4,039,964
GNMA I       8.00       5/15/22       802,659          802,796
GNMA I       8.00       5/15/22       802,659          802,796
GNMA I       8.00       6/15/22       614,927          615,032
GNMA I       8.00       6/15/22     1,244,514        1,244,725
GNMA I       8.00       7/15/22       590,323          590,423
GNMA I       8.00       6/15/24     1,011,197        1,011,368
GNMA I       8.00       8/15/24       973,066          973,231
GNMA I       8.00      10/15/24     1,001,659        1,001,829
GNMA I       8.00       4/15/25     1,004,665        1,004,836
GNMA I       8.00       4/15/25     1,019,717        1,019,890
GNMA I       8.50       1/15/17     1,792,840        1,849,386
GNMA I       8.50       3/15/17     1,102,488        1,137,260
GNMA I       8.50       5/15/17       668,706          689,797
GNMA I       8.50       6/15/17       359,076          370,401
GNMA I       8.50       7/15/17       445,517          459,568
GNMA I       8.50       3/15/20       468,718          481,523
GNMA I       8.50      12/15/20       241,964          246,954
GNMA I       8.50       7/15/21       416,716          425,309
GNMA I       8.50       8/15/21       212,012          216,383
GNMA I       8.50       9/15/21       640,091          653,290
GNMA I       8.50      12/15/21       722,979          737,887
GNMA I       8.50       1/15/22       543,463          554,669
GNMA I       8.50%      1/15/22   $   543,463 $        554,669
GNMA I       8.50       1/15/22       521,253          532,001
GNMA I       8.50       1/15/22       507,828          518,299
GNMA I       8.50       2/15/22       307,133          315,524
GNMA I       8.50       2/15/22       475,852          485,664
GNMA I       8.50       2/15/22       375,604          383,349
GNMA I       8.50       2/15/22       313,273          319,733
GNMA I       8.50       2/15/22       602,141          614,557
GNMA I       8.50       2/15/22       467,501          477,140
GNMA I       8.50       3/15/22       493,484          503,660
GNMA I       8.50       7/15/24       972,047          992,090
GNMA I       8.50       9/15/24     1,015,017        1,035,946
GNMA I       8.50      11/15/24     2,033,109        2,075,032
GNMA I       8.50      12/15/24       997,761        1,018,335
GNMA I       8.50       1/15/25       997,647        1,018,218
GNMA I       9.00      11/15/22     1,831,635        1,901,457
GNMA GPM     9.00       3/15/09       210,697          218,531
GNMA GPM     9.00       4/15/09       126,510          131,213
GNMA GPM     9.00       5/15/09       154,736          160,489
GNMA GPM     9.00       5/15/09        66,026           68,481
GNMA GPM     9.00       5/15/09       114,269          118,518
GNMA GPM     9.00       5/15/09       239,142          248,033
GNMA GPM     9.00       5/15/09       295,846          306,845
GNMA GPM     9.00       5/15/09       279,506          289,898
GNMA GPM     9.00       5/15/09       336,259          348,762
GNMA GPM     9.00       5/15/09       336,259          348,762
GNMA GPM     9.00       6/15/09       196,145          203,438
GNMA GPM     9.00      10/15/09       138,944          144,110


                      Total GNMA Certificates      251,145,729

Federal Agency Short-Term Obligations (0.36%)

   Federal Home Loan Mortgage Corporation;
     5.85%; 5/1/95                    900,000          900,000


         Total Portfolio Investments (99.86%)      252,045,729

Cash, receivables and other assets, net of
   liabilities (0.14%)                                 358,586


                   Total Net Assets (100.00%)     $252,404,315




*Securities purchased on a to-be-announced basis.

PRINCOR HIGH YIELD FUND, INC.

                                     Principal
                                      Amount            Value


Bonds (97.04%)

Agricultural Chemicals (3.21%)
   IMC Fertilizer Group, Inc. Senior
     Debentures; 9.45%; 12/15/11        $700,000  $    691,250

Aircraft & Parts (2.67%)
   Rohr Industries, Inc. Subordinated
     Debentures; 9.25%; 3/1/17           700,000       575,750
 Blast Furnace & Basic Steel
Products (1.87%)
   Weirton Steel Corp. Senior Notes;
     10.88%; 10/15/99                    400,000       404,000

Broadwoven Fabric Mills, Cotton (2.87%)
   J.P. Stevens & Co., Inc. Sinking Fund
     Debentures; 9.00%; 3/1/17           700,000       617,750

Cable & Other Pay TV Services (3.27%)
   Jones Intercable, Inc. Senior Notes;
     9.63%; 3/15/02                      700,000       705,250

Consumer Products (2.72%)
   RJR Nabisco, Inc. Senior Notes;
     8.75%; 8/15/05                      600,000       586,500

Communications Equipment (2.89%)
   Rogers Cantel Mobile, Inc. Senior
     Secured Guaranteed Notes;
     10.75%; 11/1/01                     600,000       622,500

Computer & Office Equipment (3.48%)
   Dell Computer Corp. Senior Notes;
     11.00%; 8/15/00                     700,000       750,750

Electric Services (2.73%)
   Tucson Electric Power Co. First Mortgage
     Bonds; 8.50%; 11/1/99               600,000       588,032

Engines & Turbines (2.92%)
   Outboard Marine Debentures;
     9.13%; 4/15/17                      700,000       630,000

Ferroalloy Ores, Except Vanadium (2.76%)
   Geneva Steel Co. Senior Notes;
     9.50%; 1/15/04                      700,000       595,000

Forest Products (3.04%)
   Doman Industries Ltd. Senior Notes;
     8.75%; 3/15/04                      700,000       654,486

Fuel Dealers (3.07%)
   Petroleum Heat & Power Co., Inc.
     Subordinated Notes;
     10.13%; 4/1/03                      700,000       661,500

General Government, NEC (2.37%)
   Republic of Argentina Global Bonds;
     8.38%; 12/20/03                     700,000       511,000

Groceries & Related Products (6.46%)
   Fleming Cos., Inc. Senior Notes;
     10.63%; 12/15/01                    700,000       717,500
   Rykoff-Sexton, Inc. Senior
     Subordinated Notes;
     8.88%; 11/1/03                      700,000       675,500

                                                     1,393,000
Grocery Stores (3.28%)
   Dominick's Finer Foods, Inc. Senior
     Subordinated Notes;
     10.88%; 5/1/05                      700,000(a)    707,000

Hotels & Motels (6.21%)
   Bally's Grand, Inc. First Mortgage
     Notes; 10.38%; 12/15/03            $700,000$      679,000
   John Q. Hammons Hotels, L.P. &
     Finance Corp. First Mortgage
     Notes; 8.88%; 2/15/04               700,000       660,625

                                                     1,339,625
Knitting Mills (3.28%)
   Tultex Corp. Senior Notes;
     10.63%; 3/15/05                     700,000       706,125

Meat Products (1.87%)
   Chiquita Brands International, Inc.
     Subordinated Notes;
     11.50%; 6/1/01                      400,000       403,000

Miscellaneous Converted Paper
Products (3.28%)
   Drypers Corp. Senior Notes;
     12.50%; 11/1/02                     700,000       707,000

Miscellaneous General Merchandise
Stores (2.60%)
   Service Merchandise, Inc. Senior
     Subordinated Notes;
     9.00%; 12/15/04                     700,000       560,875

Miscellaneous Plastics Products,
NEC (4.47%)
   Congoleum Corp. Senior Notes;
     9.00%; 2/1/01                       700,000       661,500
   Plastic Containers, Inc. Senior Secured
     Notes; 10.75%; 4/1/01               300,000       303,000

                                                       964,500
Motor Vehicles & Equipment (3.02%)
   Lear Seating Corp. Subordinated
     Notes; 8.25%; 2/1/02                700,000       651,000

Paper Mills (1.41%)
   Southwest Forest Industries, Inc.
     Subordinated Debentures;
     12.13%; 9/15/01                     300,000       304,500

Paperboard Containers & Boxes (3.42%)
   Riverwood International Corp. Senior
     Notes; 10.75%; 6/15/00              700,000       738,500

Petroleum Refining (3.25%)
   Crown Central Petroleum Corp. Senior
      Notes; 10.88%; 2/1/05              700,000       700,000

Plastic Materials & Synthetics (0.55%)
   Dow Corning Corp. Debentures;
     9.38%; 2/1/08                       200,000       118,001

Pulp Mills (3.16%)
   Magnetek, Inc. Senior Subordinated
     Debentures; 10.75%; 11/15/98       $650,000$      680,875

Refrigeration & Service Machinery (2.91%)
   Inter-City Products Corp. Senior Secured
     Notes; 9.75%; 3/1/00                700,000       626,500

Soap, Cleaners, & Toilet Goods (1.65%)
   Coty, Inc. Senior Subordinated Notes;
     10.25%; 5/1/05                      350,000       354,812

Telephone Communication (6.35%)
   Paging Network, Inc. Senior Debentures;
     8.88%; 2/1/06                       700,000       620,375
   Rogers Cablesystems Ltd. Senior
     Secured Second Priority Notes;
     9.63%; 8/1/02                       750,000       749,063

                                                     1,369,438


                                     Total Bonds    20,918,519

Commercial Paper (2.43%)

Life Insurance (2.43%)
   Prudential Funding Corp.;
     5.92%; 5/4/95                       525,000       524,741


            Total Portfolio Investments (99.47%)    21,443,260

Cash, receivables and other assets, net of
   liabilities (0.53%)                                 114,215


                      Total Net Assets (100.00%)   $21,557,475



(a)  Restricted security - See Note 4 to the financial statements.

PRINCOR TAX-EXEMPT BOND FUND, INC.

                                     Principal
                                      Amount            Value


Long-Term Tax-Exempt Bonds (97.60%)

Alabama (2.75%)
   Courtland, Alabama IDB IDR Bonds
     for Champion International, Series A;
     7.20%; 12/1/13                                      $3,815,000 $  4,034,363
   Courtland, Alabama IDB Solid Waste
     Disposal Rev. Bonds for Champion
     International Corp. Project;
     7.00%; 6/1/22                                         800,000       810,000

                                                                       4,844,363
Alaska (1.58%)
   Valdez, Alaska Terminal Rev. Ref. Bonds,
     BP Pipelines, Inc. Project, Series C;
     5.65%; 12/1/28                                      3,100,000     2,786,125

Arizona (3.70%)
   Navajo County Arizona Pollution Control
     Corp. Rev. Ref. Bonds, Arizona Public
     Service Co., Series 1993A;
     5.88%; 8/15/28                                      $7,100,000$   6,514,250

Arkansas (2.89%)
   City of Blytheville, Arkansas Solid Waste
     Recycling & Sewer Treatment Rev.
     Bonds, Series 1992, Nucor Corp.
     Project; 6.90%; 12/1/21                             4,610,000     4,771,350
   City of Little Rock, Arkansas; Health Fac.
     Board Healthcare Rev. Ref. Bond for
     Baptist Medical Center; BRI Series
     1993; 5.50%; 9/1/15                                   350,000       313,250

                                                                       5,084,600
California (1.86%)
   Abag Finance Authority for Nonprofit
     Corp., Cert.of Participation,
     Stanford University Hospital;
     5.00%; 11/1/04                                        750,000       687,187
     5.50%; 11/1/13                                      1,250,000     1,126,563
     5.25%; 11/1/20                                      1,750,000     1,463,437

                                                                       3,277,187
Colorado (2.74%)
   City & County of Denver, Colorado,
     Airport System Rev. Bonds,
     Series 1991D;
     7.75%; 11/15/13                                     3,185,000     3,491,556
   Colorado Health Fac. Authority
     Rev. Bonds for Sisters of Charity
     Healthcare Systems, Series 1994;
     5.25%; 5/15/14                                      1,500,000     1,340,625

                                                                       4,832,181
Georgia (3.24%)
   Coweta County, Georgia Dev. Authority
     Pollution Control Rev. Bonds,
     Georgia Power Co., Yates Project;
     6.00%; 3/1/18                                       2,500,000     2,371,875
   Fulco, Georgia, Hospital Authority Rev.
     Anticipation Cert. for St. Joseph's
     Hospital of Atlanta, Inc.;
     5.50%; 10/1/14                                      2,000,000     1,727,500
   Municipal Electric Authority of Georgia
     Power Rev. Bonds, Series R;
     7.30%; 1/1/09                                       1,505,000     1,608,469

                                                                       5,707,844
Illinois (16.87%)
   Chicago, Illinois O'Hare International
     Airport Special Fac. Rev. Bonds for
     American Airlines, Inc. Project-A;
     7.88%; 11/1/25                                       6,010,000    6,220,350
   City of Chicago, Illinois Adj. Rate Gas
     Supply Rev. Bonds, Series 1985A,
     Peoples Gas Light & Coke Project;
     6.88%; 3/1/15                                        3,800,000    4,075,500
   Illinois Dev. Financial Authority Pollution
     Control Rev. Bonds for Illinois
     Power Co.; 7.63%; 12/1/16                            2,050,000    2,173,000
   Illinois Health Fac. Authority for Sarah Bush
     Lincoln Health Center Area E-7 Hospital
     Association Bonds, Series 1987;
     7.20%; 4/1/01                                $        150,000  $    157,125
     7.38%; 4/1/17                                         850,000       874,437
   Illinois Health Fac. Authority Ref. Rev.
     Bonds for OSF Healthcare System;
     6.00%; 11/15/10                                       500,000       474,375
     6.00%; 11/15/13                                       500,000       469,375
     6.00%; 11/15/23                                       660,000       603,900
   Illinois Health Fac. Authority Ref. Rev.
     Bonds for OSF Healthcare System,
     Series 1993; 5.75%; 11/15/07                        1,600,000     1,524,000
   Illinois Health Fac. Authority Rev. Bonds
     for Sarah Bush Lincoln Health
     Center, Series 1992;
     7.25%; 5/15/12                                     2,950,000      2,975,812
     7.25%; 5/15/22                                     1,515,000      1,518,788
   Illinois Health Fac. Authority Rev. Bonds
     for South Suburban Hospital,
     Series 1992;
     7.00%; 2/15/09                                       500,000        508,125
     7.00%; 2/15/18                                     1,250,000      1,270,313
   Illinois Health Fac. Authority Rev. Bonds,
     Northwestern Memorial Hospital,
     Series 1994A;
     5.60%; 8/15/06                                       500,000        484,375
     5.75%; 8/15/08                                       615,000        591,169
     5.80%; 8/15/09                                       840,000        804,300
     6.10%; 8/15/14                                     1,000,000        976,250
   Illinois Health Fac. Authority Rev. Ref.
     Bonds for Advocate Healthcare,
     Series A; 6.75%; 4/15/12                           2,000,000      2,042,500
   Regional Transportation Authority,
     Illinois General Obligation Bonds,
     Series 1994A; 6.25%; 6/1/15                        2,000,000      1,985,000

                                                                      29,728,694
Indiana (6.98%)
   City of Petersburg, Indiana, Pollution
     Control Rev. Bonds, for Indianapolis
     Power & Light Co. Project,
     Series 1993A; 6.10%; 1/1/16                        3,000,000      2,906,250
   Indiana Health Fac. Financing Authority
     Hospital Rev. Ref. Bonds, Welborn
     Memorial Baptist Hospital, Series 1993;
     5.63%; 7/1/23                                      2,360,000      2,020,750
   Lawrenceburg, Indiana Pollution Control
     Rev. Ref. Bonds, Indiana Michigan
     Power Co. Project,
     Series D; 7.00%; 4/1/15                            1,000,000      1,022,500
     Series E; 5.90%; 11/1/19                           3,220,000      2,877,875
   Sullivan, Indiana, Pollution Control Rev.
     Ref. Bonds, Indiana Michigan Power Co.
     Project, Series C; 5.95%; 5/1/09                   2,500,000      2,334,375
   Warrick County, Indiana Environmental
     Improvement Rev. Bonds, Southern
     Indiana Gas & Electric, Series 1993B;
     6.00%; 5/1/23                                      1,190,000      1,127,525

                                                                      12,289,275
Iowa (4.89%)
   Chillicothe, Iowa Pollution Control Rev.
     Bonds for Iowa Southern Utilities Co.,
     Series 1977; 5.95%; 2/1/07                      $  500,000  $       492,500
   City of Muscatine, Iowa, Electric Rev.
     Ref. Bonds, Series 1986;
     6.00%; 1/1/06                                      160,000          158,200
     5.00%; 1/1/07                                    1,665,000        1,475,606
   Eddyville, Iowa, IDR Ref. Bonds,
     Cargill, Inc. Project;
     5.63%; 12/1/13                                   1,000,000(a)       912,500
   Iowa Finance Authority Hospital Fac.
     Ref. Rev. Bonds for Jennie
     Edmundson Memorial Hospital;
     7.40%; 11/1/06                                     550,000          571,313
     7.65%; 11/1/16                                   4,900,000        5,010,250

                                                                       8,620,369
Kentucky (1.01%)
   City of Ashland, Kentucky Sewage and
     Solid Waste Rev. Bonds for Ashland,
     Inc. Project, Series 1995;
     7.13%; 2/1/22                                      750,000          761,250
   City of Ashland, Kentucky, Solid Waste
     Rev. Bonds for Ashland Oil, Inc.
     Project, Series 1991;
      7.20%; 10/1/20                                  1,000,000        1,022,500

                                                                       1,783,750
Louisiana (1.15%)
   St. Charles Parish, Louisiana Pollution
     Control Rev. Bonds for Louisiana
     Power & Light Co. Project;
     7.50%; 6/1/21                                        1,950,000    2,018,250

Maine (2.31%)
   Skowhegan, Maine, Pollution Control
     Rev. Ref. Bonds for Scott Paper
      Co. Project, Series 1993;
      5.90%; 11/1/13                                      4,450,000    4,077,312

Michigan (1.26%)
   Michigan State Hospital Financing
     Authority Hospital Rev. Bonds for
     Detroit Medical Center, Series 1993B;
     5.75%; 8/15/13                                         600,000      542,250
     5.50%; 8/15/23                                       2,000,000    1,685,000

                                                                       2,227,250
Minnesota (1.36%)
   City of Bass Brook, Minnesota, Pollution
     Control Ref. Rev. Bonds for Minnesota
     Power & Light Project; 6.00%; 7/1/22                 2,500,000    2,393,750

Missouri (2.71%)
   Missouri State Environmental Improvement
     & Energy Authority Rev. Bonds, Union
     Electric Co., Series 1993;
     5.45%; 10/1/28                                      3,050,000     2,626,813
   Missouri State Health & Educational Fac.
     Authority Health Fac. Rev., BJC
     Health System, Series 1994A;
      6.75%; 5/15/12                                     2,000,000     2,155,000

                                                                       4,781,813
Montana (1.06%)
   Forsyth, Montana, Pollution Control Rev.
     Ref. Bonds, Montana Power Co.,
     Colstrip Project, Series 1993A;
     6.13%; 5/1/23                                       2,000,000     1,865,000

Nebraska (1.98%)
   Nebraska Public Power Dist. Power
     Supply System Rev. Bonds;
     5.30%; 1/1/02                                       1,000,000       997,500
     5.40%; 1/1/03                                       1,500,000     1,496,250
     5.50%; 1/1/04                                       1,000,000       997,500

                                                                       3,491,250
Nevada (2.08%)
   Clark County, Nevada, IDR Ref. Bonds,
     Nevada Power Co. Project,
     Series 1992C; 7.20%; 10/1/22                        3,600,000     3,667,500

New Mexico (1.15%)
   City of Lordsburg, New Mexico, Pollution
     Control Rev. Bonds for Phelps Dodge
     Corp. Project; 6.50%; 4/1/13                        2,000,000     2,025,000

North Carolina (3.88%)
   Martin County, North Carolina Industrial
     Fac. & Pollution Control Finance
      Authority Solid Waste Rev. Bonds,
     Weyerhaeuser; 6.80%; 5/1/24                         3,750,000     3,806,250
   North Carolina Medical Care Hospital
     Rev. Bonds for Rex Hospital Project;
     6.13%; 6/1/10                                       1,700,000     1,710,625
   North Carolina Municipal Power Agency
     Catawba Electric Rev. Bonds;
     6.00%; 1/1/15                                       1,400,000     1,321,250

                                                                       6,838,125
North Dakota (1.16%)
   Mercer County, North Dakota, Pollution
     Control Rev. Bonds, Ottertail Power
     Co. Project, Series 1991;
     6.90%; 2/1/19                                       1,950,000     2,040,187

Ohio (4.95%)
   Cuyahoga County, Ohio, Hospital Rev.
     Bonds for Meridia Health Systems,
     Series 1991;
     7.25%; 8/15/19                                      1,445,000     1,511,831
     7.00%; 8/15/23                                        250,000       258,438
   Lorain County, Ohio Hospital Ref. Bonds,
     Humility Mary Health Care, Series A;
     5.90%; 12/15/08                                     2,270,000     2,241,625
   Ohio Air Quality Dev. Rev. Bonds,
     Columbus Southern Power Co. Project,
     Series 1985B; 6.25%; 12/1/20                        4,900,000     4,704,000

                                                                       8,715,894
Oklahoma (3.91%)
   Midwest City, Oklahoma Memorial
     Hospital Authority for Midwest City
     Regional Hospital, Series 1992;
     7.38%; 4/1/12                                      $2,970,000 $   3,047,962
     7.38%; 4/1/22                                       2,350,000     2,376,438
   Midwest City, Oklahoma Memorial
     Hospital Authority Rev. Ref. Bonds;
     7.50%; 7/1/14                                         200,000       203,000
   Tulsa Industrial Authority Rev. Bonds,
     St. John Medical Center Project, Series
     1994; 6.25%; 2/15/14                                1,280,000     1,264,000

                                                                       6,891,400
South Carolina (1.02%)
   York County, South Carolina Exempt Fac.
     Industrial Rev. Bonds for Hoechst
     Celanese Project, Series 1994;
     5.70%; 1/1/24                                       2,000,000     1,787,500

South Dakota (0.59%)
   Pennington County, South Dakota Pollution
     Control Rev. Ref. Bonds for Black Hills
     Power & Light Co. Project;
     6.70%; 6/1/10                                       1,000,000     1,031,250

Texas (5.26%)
   Brazos River Authority, Texas, Pollution
     Control Rev. Bonds for Houston
     Lighting & Power;
     8.25%; 5/1/15                                         820,000       875,350
     7.75%; 10/1/15                                        855,000       909,506
     8.25%; 5/1/19                                         500,000       533,750
   Matagorda County, Texas, Navigational
     District No. 1 Pollution Control Rev.
     Bonds for Central Power & Light Co.;
     7.50%; 12/15/14                                     2,585,000     2,798,263
     6.00%; 7/1/28                                       1,000,000       933,750
   Sabine River Authority Pollution Control
     Rev. Bonds for Texas Utilities Co.
     Project; 7.75%; 4/1/16                              2,155,000     2,230,425
   Tarrant County, Texas, Health Fac. Dev.
     Corp. Harris Methodist Health System
     Rev. Bonds; 5.90%; 9/1/06                           1,000,000       996,250

                                                                       9,277,294
Utah (0.77%)
   Intermountain Power Agency, Utah Power
     Supply, Rev. Ref. Bonds, Series 1993A;
     5.50%; 7/1/20                                       1,500,000     1,357,500

Virginia (3.00%)
   Arlington County, Virginia, IDA Hospital
     Fac. Rev. Ref. Bonds, Arlington Hospital,
     Series 1993; 5.00%; 9/1/21                          2,715,000     2,192,363
   Penninsula Ports Authority of Virginia,
     Dominion Terminal Associates Project -
     The Pittson Co.; 7.38%; 6/1/20                      3,000,000     3,101,250

                                                                       5,293,613
Washington (3.21%)
   City of Seattle, Washington Municipal
     Light and Power Rev. Bonds;
     1993; 5.10%; 11/1/05                                1,950,000     1,847,625
     1994; 6.63%; 7/1/16                                 1,000,000     1,041,250
   Pilchuck Dev. Public Corp., State of
     Washington, Special Fac. Airport Rev.
     Bonds, Series 1993, Tramco, Inc. Project
     for BF Goodrich; 6.00%; 8/1/23                      3,155,000     2,772,456

                                                                       5,661,331
West Virginia (5.40%)
   Marshall County, West Virginia, Pollution
     Control Rev. Bonds for Ohio Power
     Co. Project;
     Series C; 6.85%; 6/1/22                             1,200,000     1,233,000
     Series D; 5.90%; 4/1/22                             4,500,000     4,370,625
   Putnam County, West Virginia, Pollution
     Control Rev. Bonds for Appalachian
     Power Co. Project, Series C;
     6.60%; 7/1/19                                       3,875,000     3,908,906

                                                                       9,512,531
Wisconsin (0.88%)
   Pleasant Prairie, Wisconsin Pollution
     Control Rev. Bonds for Wisconsin
     Electric Power Co. Project;
     9.75%; 9/15/15                                      1,500,000     1,556,250


                Total Long-Term Tax-Exempt Bonds                     171,978,638

Short-Term Tax-Exempt Bonds (0.28%)

Massachusetts (0.11%)
   Commonwealth of Massachusetts, Dedicated
     Income Tax Bonds, Series B; LOC
     National Westminster;
     5.15%; 5/1/95*; 12/1/97                               200,000       200,000

Pennsylvania (0.17%)
   Delaware County, Pennsylvania, Tax and
     Rev. Anticipation Notes, Fac. Rev.,
     Series 1985; Guaranteed by United
     Parcel Service; 5.15%; 5/1/95*; 12/1/15               300,000       300,000

               Total Short-Term Tax-Exempt Bonds           500,000

Other (0.23%)

Municipal Fund for Temporary Investment -
  Munifund                                                 400,000       400,000


            Total Portfolio Investments (98.11%)                     172,878,638

Cash, receivables and other assets, net of
   liabilities (1.89%)                                                 3,331,387


                      Total Net Assets (100.00%)                    $176,210,025




(a)  Restricted security - See Note 4 to the financial statements.

*  Demand Date

PRINCOR TAX-EXEMPT CASH MANAGEMENT FUND, INC.

Short-Term Tax-Exempt Bonds (99.10%)

Alabama (6.69%)
   City of Mobile, Alabama, IDB, Solid Waste
     Rev. Bonds, Scott Paper Co.; LOC
     Morgan Guaranty;
    Series 1984A;4.65%;5/3/95*;12/1/19                   $1,600,000  $ 1,600,000
    Series 1984B;4.65%;5/3/95*;12/1/19                      600,000      600,000
    Series 1984C;4.65%;5/3/95*;12/1/19                    1,500,000    1,500,000
   City of Mobile, Alabama, IDB, Solid Waste
     Rev. Bonds, Scott Paper Co., Series
     1984E; LOC Swiss Bank Corp.;
     4.65%; 5/3/95*; 12/1/19                             1,000,000     1,000,000
   City of Stevenson, Alabama, IDB,
     Improvement Rev. Bonds, The
     Mead Corp., Series 1986;
     LOC Credit Suisse;
     5.15%; 5/1/95*; 11/1/16                             1,700,000     1,700,000

                                                                       6,400,000
Alaska (3.88%)
   Alaska Industrial Dev. & Export Authority,
     IDB Current Ref. Bonds, Series
     1988A; LOC Security Pacific
     Bank Washington;
     Lot #2; 5.05%; 5/3/95*; 7/1/97                        120,000       120,000
     Lot #3; 5.05%; 5/3/95*; 7/1/97                        620,000       620,000
     Lot #5; 5.05%; 5/3/95*; 7/1/98                      1,535,000     1,535,000
     Lot #6; 5.05%; 5/3/95*; 7/1/01                        310,000       310,000
     Lot #9; 5.05%; 5/3/95*; 7/1/05                        260,000       260,000
     Lot #12; 5.05%; 5/3/95*; 7/1/12                       870,000       870,000

                                                                       3,715,000
Arizona (1.36%)
   Chandler County, Arizona, IDA, F/R
     Monthly IDR, Parsons Municipal
     Services, Series 1983; LOC
     National Westminster;
     4.15%; 5/15/95*; 12/15/09                           1,300,000     1,300,000

California (3.66%)
   County of Los Angeles, California, 1994-95
     Tax & Rev. Anticipation Notes;
     4.50%; 6/30/95                                      3,500,000     3,502,497

Colorado (4.71%)
   Adams County, Colorado, IDR Bonds,
     City View Park Project, Series 1985;
     LOC Barclays Bank;
     4.80%; 5/3/95*; 12/1/15                               300,000       300,000
   Arapahoe County, Colorado, Capital Trust
     Fund Highway Rev. Bonds, E470 Project,
     Series 1986C; Secured by Federal
     National Mortgage Association;
     4.40%; 8/31/95**; 8/31/26                           3,500,000     3,500,000
   Arapahoe County, Colorado, F/R Monthly
     IDR, Beckett Aviation, Inc., Series
     1983; LOC Barclays Bank;
     4.09%; 5/15/95*; 5/15/13                          $   600,000 $     600,000
   City of Thornton, Colorado, F/R Monthly
     IDR, Service Merchandise Co., Inc.,
     Series 1984; LOC Industrial Bank of
     Japan; 4.10%; 5/15/95*; 12/15/99                      100,000       100,000

                                                                       4,500,000
Florida (4.39%)
   Florida Housing Finance Agency, F/R
     Monthly MF Rev's., Water Apt. Project,
     Series 1984A; LOC Wells Fargo;
     4.10%; 5/1/95*; 4/1/07                              1,700,000     1,700,000
   Florida Housing Finance Agency, F/R
     Monthly MF Rev's., Webb Road 1 Apt.
     Project, Series 1984;  LOC Wells
     Fargo; 4.10%; 5/1/95*; 4/1/07                         900,000       900,000
   Florida Housing Finance Agency, F/R
     Monthly MF Rev's., Webb Road 2 Apt.
     Project; Series 1984C; LOC Wells
     Fargo; 4.10%; 5/1/95*; 4/1/07                       1,600,000     1,600,000

                                                                       4,200,000
Georgia (7.79%)
   Burke County, Georgia, Dev. Authority, Adj.
     Tender Pollution Control Rev. Bonds,
     Oglethorpe Power Corp., Vogtle Project,
     Series 1992A; LOC Credit Suisse;
     4.15%; 5/1/95**; 1/1/25                               300,000       300,000
     4.20%; 5/4/95**; 1/1/25                               500,000       500,000
     4.20%; 5/19/95**; 1/1/25                              500,000       500,000
     4.15%; 5/22/95**; 1/1/25                              500,000       500,000
     3.85%; 6/1/95**; 1/1/25                               500,000       500,000
     4.00%; 6/2/95**; 1/1/25                               300,000       300,000
     4.05%; 6/2/95**; 1/1/25                               450,000       450,000
     3.95%; 6/7/95**; 1/1/25                               700,000       700,000
     4.10%; 7/6/95**; 1/1/25                               500,000       500,000
   Fulton County, Georgia, Housing Authority,
     Municipal Housing Rev. Bonds, Series
     1986A; LOC Sumitomo Bank Ltd.;
     4.95%; 5/3/95*; 8/1/16                              1,800,000     1,800,000
   Hapeville, Georgia, Dev. Authority, Adj.
     Tender IDR Bonds, Hapeville Hotel Ltd.
     Partnership Project, Series 1985;
     LOC Swiss Bank Corp.;
     5.10%; 5/1/95*; 11/1/15                             1,400,000     1,400,000

                                                                       7,450,000
Idaho (1.05%)
   State of Idaho Tax Anticipation Notes,
     Series 1994; 4.50%; 6/29/95                         1,000,000     1,001,059

Illinois (6.03%)
   Chicago, Illinois, Cook County CSX Beckett
     Aviation, Inc., F/R Monthly Airport
     Rev. Bonds; LOC Barclays Bank;
     4.09%; 5/15/95*; 12/15/14                           1,000,000     1,000,000
   City of Burbank, Illinois, F/R Monthly IDR,
     Service Merchandise Co., Inc., Series
     1984; LOC Pittsburgh National Bank;
     4.10%; 5/15/95*; 9/15/24                            2,100,000     2,100,000
   City of Chicago General Obligation
     Tender Notes, Series 1995A;
      LOC Morgan Guaranty;
     4.60%; 10/31/95                                     $1,270,000 $  1,270,000
   City of Naperville, Illinois, Economic Dev.
     Rev. Bonds, Service Merchandise Co.,
     Inc.; LOC Pittsburgh National Bank;
     4.10%; 5/15/95*; 11/30/24                           1,400,000     1,400,000

                                                                       5,770,000
Indiana (1.05%)
   Marion County, Metro. School District
     of Washington Township, First
     Series 1995; 4.73%; 6/30/95                         1,000,000     1,000,368

Louisiana (9.06%)
   Jefferson Parish, Louisiana, Hospital Rev.
     Bonds, Jefferson Parish Hospital Service,
     District #2, Customized Purchase
     Program, Series 1985; LOC Mitsubishi
     Bank; 4.75%; 5/3/95*; 12/1/15                       3,100,000     3,100,000
   Jefferson Parish, Louisiana, IDB Rev.
     Ref. Bonds, George J. Achel, Sr.
     Project, Series 1986; LOC Barclays
     Bank; 4.80%; 5/3/95*; 12/1/04                       1,200,000     1,200,000
   Louisiana Public Fac. Authority, CP
     Program Hospital Equip. Rev.
     Bonds, Series 1985A, Pooled Project;
     LOC Sumitomo Bank;
     4.95%; 5/3/95*; 12/1/15                             4,365,000     4,365,000

                                                                       8,665,000
Maine (2.62%)
   State of Maine General Obligation Tax
     Anticipation Notes;
     4.50%; 6/30/95                                      2,500,000     2,502,847

Maryland (0.94%)
   Montgomery County, Maryland, F/R
     Monthly IDA, Information Systems &
     Networks; LOC Pittsburgh National
     Bank; 4.00%; 5/1/95*; 4/1/14                         900,000        900,000

Massachusetts (0.10%)
   Commonwealth of Massachusetts,
     Dedicated Income Tax Bonds, Series B;
     LOC National Westminster;
     5.15%; 5/1/95*; 12/1/97                              100,000        100,000

Michigan (0.78%)
   Township of Cornell, Michigan, The
     Economic Dev. Corp.,
     Environmental Improvement Rev.
     Ref. Bonds, Series 1986, Mead
     Escanaba Paper Co. Project; LOC Suisse
     Bank; 5.15%; 5/1/95*; 11/1/16                        750,000        750,000

Minnesota (7.01%)
   City of Rochester, Minnesota, Health Care
     Fac. Rev. Bonds, Mayo Foundation/Mayo
     Medical Center, Adj. Tender;
     Series 1992A; 3.85%; 6/6/95**; 11/15/18              500,000        500,000
     Series 1992C; 4.15%; 5/12/95**; 11/15/21             500,000        500,000
     Series 1992C; 3.90%; 5/9/95**; 11/15/21           $  500,000     $  500,000
     Series 1992C; 4.25%; 6/1/95**; 11/15/21              700,000        700,000
     Series 1992C; 3.95%; 6/8/95**; 11/15/21              500,000        500,000
   University of Minnesota Regents Variable
     Rate Demand Bonds;
     Series 1985F; 4.50%; 8/1/95**; 10/1/01             2,500,000      2,500,000
     Series 1985G; 4.50%; 8/1/95**; 10/1/07             1,500,000      1,500,000

                                                                       6,700,000
Missouri (3.87%)
   Callaway County, Missouri, IDA, F/R
     Monthly Rev's, Series 1984, Callaway
     Community Hospital; LOC
     National Westminster;
     4.05%; 5/1/95*; 8/1/14                              3,700,000     3,700,000

Montana (5.12%)
   City of Forsyth, Montana, Portland General
     Electric Co.; LOC Swiss Bank Corp.;
     Series 1984; 4.65%; 5/3/95*; 8/1/14                 1,000,000     1,000,000
     Series B; 4.45%; 5/3/95*; 6/1/13                    2,400,000     2,400,000
     Series D; 4.65%; 5/3/95*; 6/1/13                    1,500,000     1,500,000

                                                                       4,900,000
Nebraska (2.93%)
   Nebraska Investment Finance Authority, F/R
     Monthly MF Rev's., Series 1985A, Apple
     Creek Associates; LOC Citibank;
     4.40%; 5/1/95*; 9/1/07                              2,800,000     2,800,000

New Hampshire (1.88%)
   New Hampshire IDA, F/R Monthly 1983
     Hudson, Oerlikon-Buhrle USA/Balzers;
     LOC Union Bank of Switzerland;
     4.00%; 5/1/95*; 7/1/13                              1,800,000     1,800,000

New York (4.18%)
   New York State Energy Research & Dev.
     Authority Pollution Control Rev. Bonds,
     Long Island Lighting Co.; Series 1985B;
     LOC Deutsche Bank;
     4.70%; 3/1/96**; 3/1/16                             4,000,000     4,000,000

North Carolina (1.88%)
   North Carolina Eastern Municipal Power
     Agency, Series 1988B; LOC Morgan
     Guaranty Trust Co.; LOC Union
     Bank of Switzerland;
     4.00%; 5/2/95**; 1/1/26                               500,000       500,000
     4.15%; 5/3/95**; 1/1/26                               500,000       500,000
     4.25%; 5/15/95**; 1/1/26                              300,000       300,000
     4.10%; 6/5/95**; 1/1/26                               500,000       500,000

                                                                       1,800,000
Ohio (1.05%)
   Village of Evendale, Ohio, SHV Real Estate
     Income Project; LOC Citibank;
     4.35%; 5/3/95*; 9/1/15                              1,000,000     1,000,000

Pennsylvania (1.99%)
   Bucks County, Pennsylvania, IDA SHV
     Real Estate, Inc. Project, Series 1985;
     LOC ABN-AMRO Bank;
     4.35%; 5/3/95*; 7/1/15                               700,000        700,000
   Chester, Pennsylvania, IDA, F/R
     Monthly IDR, Keystone Foods
     Corp.; LOC Barclays Bank;
     4.10%; 5/15/95*; 10/15/99                         $  800,000     $  800,000
   Delaware County, Pennsylvania, Tax & Rev.
     Anticipation Notes, Fac. Rev.,
     Series 1985; Guaranteed by
     United Parcel Service;
      5.15%; 5/1/95*; 12/1/15                             400,000        400,000

                                                                       1,900,000
Tennessee (0.52%)
   Knox, Tennessee, IDB F/R Monthly
     IDR 1983, Service Merchandise Co.,
     Inc.; LOC Barclays Bank;
     4.10%; 5/15/95*; 12/15/08                            500,000        500,000

Texas (7.51%)
   Austin, Texas, Higher Education
     Authority, Inc. F/R Monthly Education
     Fac. Rev's., St. Edward's University;
     LOC Mitsubishi Bank;
     4.40%; 5/1/95*; 8/1/10                               500,000        500,000
   Calhoun County, Texas, NAV IDA PCA,
     Alcoa, Series 1987; LOC Credit Suisse;
     4.30%; 5/2/95*; 3/1/01                               300,000        300,000
   Cedar Hill, Texas, Industrial Dev. Corp.
     F/R Monthly IDR 1985, Minyard
     Properties Project; LOC Citibank;
     4.35%; 5/1/95*; 5/1/02                               500,000        500,000
   Coppell, Texas, Industrial Dev.
     Corp., IDA 1984, Minyard
     Properties Project; LOC Citibank;
     4.35%; 5/1/95*; 12/1/01                            1,270,000      1,270,000
   Port Arthur Navigation Dist. Industrial
     Dev. Corp. Adj. Tender Pollution
     Control Rev.  Bonds, American
     Petrofina Co. of Texas Project, Series
     1985; LOC Sumitomo Bank;
     5.20%; 5/1/95*; 5/1/03                             1,600,000      1,600,000
   Port Dev. Corp., Adj. Tender Marine
     Terminal Rev. Ref. Bonds, Mitsui &
     Co. (USA), Inc. Project, Series 1985A;
     LOC Industrial Bank of Japan;
     3.90%; 5/1/95**; 12/1/05                             500,000        500,000
     3.90%; 5/5/95**; 12/1/05                             500,000        500,000
     4.10%; 6/9/95**; 12/1/05                             500,000        500,000
   State of Texas, Tax & Rev.
     Anticipation Notes, Series 1994;
     5.00%; 8/31/95                                      1,500,000     1,503,123

                                                                       7,173,123
Washington (2.55%)
   Chelan County, Washington Dev. Corp.,
     PCA, Alcoa, Series 1987;
     LOC Credit Suisse;
     4.30%; 5/2/95*; 3/1/01                                200,000       200,000
   Port of Kalama, Washington, Public Corp.,
     Port Fac. Rev. Bonds, Conagra, Inc.
     Project; LOC Morgan Guaranty;
     4.65%; 5/3/95*; 1/1/04                              2,240,000     2,240,000

                                                                       2,440,000
West Virginia (1.88%)
   Putnam County, West Virginia, F/R
     Monthly IDR 1981, FMC Corp.
     Project; LOC Bankers Trust;
     4.00%; 5/1/95*; 10/1/11                             1,800,000     1,800,000

Wisconsin (1.05%)
   State of Wisconsin 1994 Operating
      Notes; 4.50%; 6/15/95                              1,000,000     1,000,635

Wyoming (1.57%)
   Lincoln County, Wyoming, Pollution
     Control Ref. Bonds, Pacificorp
     Project, Series 1991; LOC
     Union Bank of Switzerland;
     3.80%; 5/2/95**; 1/1/16                               500,000       500,000
     4.10%; 5/8/95**; 1/1/16                               500,000       500,000
     4.25%; 6/5/95**; 1/1/16                               500,000       500,000

                                                                       1,500,000


            Total Portfolio Investments (99.10%)                      94,770,529

Cash, receivables and other assets, net of
   liabilities (0.90%)                                                   856,908


                      Total Net Assets (100.00%)                     $95,627,437


* Demand Date
** Put Date

PRINCOR UTILITIES FUND, INC.

                                         Shares
                                          Held          Value


Common Stocks (95.49%)

Combination Utility Services (18.87%)
   Cilcorp, Inc.                          42,900 $   1,560,488
   Cinergy Corp.                          95,699     2,404,437
   Delmarva Power & Light Co.             30,300       590,850
   LG&E Energy Corp.                      30,000     1,158,750
   Niagara Mohawk Power Corp.             38,000       527,250
   Pacificorp                             96,000     1,824,000
   WPS Resources Corp.                    63,000     1,819,125
   Washington Water Power Co.            110,000     1,691,250

                                                    11,576,150
Electric Services (40.11%)
   Allegheny Power System, Inc.           80,000     1,880,000
   American Electric Power Co., Inc.      56,000     1,834,000
   Dominion Resources, Inc.               49,400     1,803,100
   Duke Power Co.                         45,400     1,793,300
   FPL Group, Inc.                        50,000     1,837,500
   Idaho Power Co.                        59,800     1,450,150
   KU Energy Corp.                        65,800     1,793,050
   Midwest Resources, Inc.               125,000     1,781,250
   Minnesota Power & Light Co.            46,000 $   1,201,750
   New England Electric System            44,000     1,325,500
   Pennsylvania Power & Light Co.         67,500     1,240,312
   Portland General Corp.                 88,000     1,826,000
   Southern Co.                           89,000     1,835,625
   Teco Energy, Inc.                      87,000     1,848,750
   Texas Utilities Co.                    35,200     1,148,400

                                                    24,598,687
Gas Production & Distribution (9.53%)
   Atlanta Gas Light Co.                  27,200       992,800
   British Gas PLC                        26,600     1,296,750
   Laclede Gas Co.                        20,600       388,825
   New Jersey Resources Corp.             43,700       983,250
   Peoples Energy Corp.                   53,000     1,338,250
   Washington Energy Co.                  56,800       844,900

                                                     5,844,775
Telephone Communication (26.98%)
   AT&T Corp.                             46,100     2,339,575
   Ameritech Corp.                        49,500     2,227,500
   Bell Atlantic Corp.                    39,000     2,140,125
   Bellsouth Corp.                        34,500     2,113,125
   GTE Corp.                              62,000     2,115,750
   Nynex Corp.                            47,500     1,941,563
   Sprint Corp.                           51,000     1,683,000
   US West, Inc.                          48,000     1,986,000

                                                    16,546,638


                             Total Common Stocks    58,566,250

Commercial Paper (4.51%)

                                        Principal
                                         Amount         Value


Motor Vehicles & Equipment (4.51%)
   Ford Motor Credit Co.;
     5.91%; 5/1/95                    $1,255,000 $   1,255,000
     5.93%; 5/4/95                     1,510,000     1,509,254


                          Total Commercial Paper     2,764,254


           Total Portfolio Investments (100.00%)    61,330,504

Cash, receivables and other assets, net of
   liabilities (0.00%)                                     271


                      Total Net Assets (100.00%)   $61,330,775

FINANCIAL HIGHLIGHTS
Selected data for a share of Capital Stock outstanding throughout each period:

                                                  Income from Investment Operations          Less Distributions
                                                          Net Realized
                                                               and
                                       Net Asset    Net    Unrealized     Total     Dividends                              Net Asset
                                       Value at   Invest-     Gain        from      from Net   Distributions               Value at
                                       Beginning   ment     (Loss) on   Investment Investment      from          Total        End
                                       of Period  Income   Investments  Operations   Income    Capital Gains Distributions of Period


   PRINCOR BOND FUND, INC.

       Class A
     Six Months Ended April 30, 1995    $10.27 $.39(d)  $    .46       $ .85      $(.39)        $(.01)       $(.40)        $10.72
     Year Ended October 31,
       1994                              11.75  .78(d)     (1.47)       (.69)      (.78)         (.01)        (.79)         10.27
       1993                              10.97  .81(d)       .79        1.60       (.81)         (.01)        (.82)         11.75
       1992                              10.65  .85(d)       .32        1.17       (.85)             -        (.85)         10.97
       1991                               9.99  .88(d)       .65        1.53       (.87)             -        (.87)         10.65
       1990                              10.57  .86         (.55)        .31       (.89)             -        (.89)          9.99

       Class B:
     Period Ended April 30, 1995(e)      10.19  .27(d)       .48         .75       (.24)             -        (.24)         10.70

   PRINCOR CASH MANAGEMENT FUND, INC.

       Class A:
     Six Months Ended April 30, 1995      1.000 .026(d)        -        .026      (.026)             -       (.026)          1.000
     Year Ended October 31,
       1994                               1.000 .033(d)        -        .033      (.033)             -       (.033)          1.000
       1993                               1.000 .026(d)        -        .026      (.026)             -       (.026)          1.000
       1992                               1.000 .036(d)        -        .036      (.036)             -       (.036)          1.000
       1991                               1.000 .061(d)        -        .061      (.061)             -       (.061)          1.000
       1990                               1.000 .074(d)        -        .074      (.074)             -       (.074)          1.000

       Class B:
     Period Ended April 30, 1995(e)       1.000 .018(d)        -        .018      (.018)             -       (.018)          1.000

   PRINCOR GOVERNMENT SECURITIES INCOME FUND, INC.

       Class A:
     Six Months Ended April 30, 1995     10.28  .35          .54         .89       (.35)             -        (.35)         10.82
     Year Ended October 31,
       1994                              11.79  .69        (1.40)       (.71)      (.68)         (.12)        (.80)         10.28
       1993                              11.44  .74          .55        1.29       (.74)         (.20)        (.94)         11.79
       1992                              11.36  .81          .12         .93       (.81)         (.04)        (.85)         11.44
       1991                              10.54  .85          .84        1.69       (.87)             -        (.87)         11.36
       1990                              10.76  .85         (.22)        .63       (.85)             -        (.85)         10.54

       Class B:
     Period Ended April 30, 1995(e)      10.20  .23          .60         .83       (.22)             -        (.22)         10.81

   See accompanying notes.

FINANCIAL HIGHLIGHTS
Selected data for a share of Capital Stock outstanding throughout each period:

                                                          Ratios/Supplemental Data

                                                                            Ratio of Net
                                                                 Ratio of    Investment
                                                  Net Assets at Expenses to   Income to  Portfolio
                                          Total   End of Period   Average      Average   Turnover
                                        Return(b)(in thousands) Net Assets   Net Assets    Rate

   PRINCOR BOND FUND, INC.

       Class A
     Six Months Ended April 30, 1995    8.52%(c) $  95,764    .95%(a)(d)     7.65%(a)     7.9%(a)
     Year Ended October 31,
       1994                            (6.01)%      88,801    .95%(d)        7.27%        8.9%
       1993                            15.22%       85,015    .92%(d)        7.19%        9.3%
       1992                            11.45%       62,534    .88%(d)        7.95%        8.4%
       1991                            16.04%       37,825    .80%(d)        8.66%        0.9%
       1990                             3.08%       22,719   1.22%           8.40%        3.6%

       Class B:
     Period Ended April 30, 1995(e)     3.18%(c)       878   1.66%(a)(d)     6.82%(a)     7.9%(a)

   PRINCOR CASH MANAGEMENT FUND, INC.

       Class A:
     Six Months Ended April 30, 1995    2.61%(c)   508,139    .71%(a)(d)     5.25%(a)      N/A
     Year Ended October 31,
       1994                             3.40%      332,346    .70%(d)        3.27%         N/A
       1993                             2.67%      284,739    .67%(d)        2.63%         N/A
       1992                             3.71%      247,189    .65%(d)        3.66%         N/A
       1991                             6.29%      262,543    .61%(d)        5.95%         N/A
       1990                             7.65%      151,007    .93%(d)        7.36%         N/A

       Class B:
     Period Ended April 30, 1995(e)     1.82%(c)        26   1.37%(a)(d)     4.84%(a)      N/A

   PRINCOR GOVERNMENT SECURITIES INCOME FUND, INC.

       Class A:
     Six Months Ended April 30, 1995    8.86%(c)   250,785    .97%(a)        6.78%(a)     5.0%(a)
     Year Ended October 31,
       1994                            (6.26)%     249,438    .95%           6.35%       24.8%
       1993                            11.80%      236,718    .93%           6.38%       52.6%
       1992                             8.49%      161,565    .95%           7.04%       54.3%
       1991                            16.78%       94,613    .98%           7.80%       14.9%
       1990                             6.17%       71,806   1.07%           8.15%       22.4%

       Class B:
     Period Ended April 30, 1995(e)     4.02%(c)     1,619   1.72%(a)        5.92%(a)     5.0%(a)

   See accompanying notes.

Notes to Financial Highlights

(a) Computed on an annualized basis.

(b) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c) Total return amounts have not been annualized.

(d) Without the Manager's voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the following funds would have had per share net investment income and the ratios of expenses to average net assets as shown:

                        Year,  Per Share   Ratio of Expenses
                       Except  Net Invest- to Average Net    Amount
        Fund          as Noted ment Income    Assets         Waived



Princor Bond Fund, Inc.
     Class A           1995*  $.38             1.10%     $  69,975
                       1994    .77             1.09%       120,999
                       1993    .79             1.07%       111,162
                       1992    .82             1.11%       110,868
                       1991    .84             1.15%       100,396

     Class B           1995(e) .26             1.81%           210

Princor Cash Management
Fund, Inc.
     Class A           1995*   .026             .78%       145,377
                       1994    .031             .90%       595,343
                       1993    .025             .84%       468,387
                       1992    .035             .80%       385,328
                       1991    .059             .79%       433,196
                       1990    .073            1.01%       106,841

     Class B           1995(e) .016            2.12%            53

*Period from 10/31/94 through 4/30/95.

(e) Period from December 9, 1994, date Class B shares first offered to the public, through April 30, 1995. Certain of the Income Funds Class B shares recognized net investment income as follows, for the period from the initial purchase of Class B shares on December 5, 1994 through December 8, 1994, none of which was distributed to the sole shareholder, Princor Management
    Corporation. Additionally, the Income Funds Class B shares incurred unrealized loss during the initial interim period as follows. This represented Class B share activities of each fund prior to the initial public offering of Class B shares:

                                   Per Share       Per Share
                                Net Investment    Unrealized
             Fund                   Income          (Loss)


    Princor Bond Fund, Inc.           .01              -
    Princor Government Securities
       Income Fund, Inc.              .01            (.02)

FINANCIAL HIGHLIGHTS

Selected data for a share of Capital Stock outstanding throughout each period:

                                                  Income from Investment Operations          Less Distributions
                                                          Net Realized
                                                               and
                                       Net Asset    Net    Unrealized     Total     Dividends                              Net Asset
                                       Value at   Invest-     Gain        from      from Net   Distributions               Value at
                                       Beginning   ment     (Loss) on   Investment Investment      from          Total        End
                                       of Period  Income   Investments Operations    Income    Capital Gains Distributions of Period


   PRINCOR HIGH YIELD FUND, INC.

       Class A:
     Six Months Ended April 30, 1995   $  7.83   $ 34     $  .13      $  .47     $ (.32)           $ -      $ (.32)       $  7.98
     Year Ended October 31,
       1994                               8.36    .63       (.51)        .12       (.65)             -        (.65)          7.83
       1993                               8.15    .71        .21         .92       (.71)             -        (.71)          8.36
       1992                               7.86    .79        .29        1.08       (.79)             -        (.79)          8.15
       1991                               7.12    .88        .80        1.68       (.94)             -        (.94)          7.86
       1990                               9.47   1.10      (2.35)      (1.25)     (1.09)          (.01)      (1.10)          7.12

       Class B:
     Period Ended April 30, 1995(f)       7.64    .22        .30         .52       (.19)             -        (.19)          7.97

   PRINCOR TAX-EXEMPT BOND FUND, INC.

       Class A:
     Six Months Ended April 30, 1995     10.93    .32        .56         .88       (.33)             -        (.33)         11.48
     Year Ended October 31,
       1994                              12.62    .64      (1.54)       (.90)      (.63)          (.16)       (.79)         10.93
       1993                              11.62    .66       1.11        1.77       (.66)          (.11)       (.77)         12.62
       1992                              11.47    .68        .19         .87       (.69)          (.03)       (.72)         11.62
       1991                              10.82    .69        .68        1.37       (.70)          (.02)       (.72)         11.47
       1990                              11.06    .68       (.25)        .43       (.67)             -        (.67)         10.82

       Class B:
     Period Ended April 30, 1995(f)      10.56    .21        .90        1.11       (.20)             -        (.20)         11.47

   PRINCOR TAX-EXEMPT CASH MANAGEMENT FUND, INC.

       Class A:
     Six Months Ended April 30, 1995      1.000  .016(d)      -          .016      (.016)            -        (.016)          1.000
     Year Ended October 31,
       1994                               1.000  .021(d)      -          .021      (.021)            -        (.021)          1.000
       1993                               1.000  .020(d)      -          .020      (.020)            -        (.020)          1.000
       1992                               1.000  .028(d)      -          .028      (.028)            -        (.028)          1.000
       1991                               1.000  .043(d)      -          .043      (.043)            -        (.043)          1.000
       1990                               1.000  .053(d)      -          .053      (.053)            -        (.053)          1.000

       Class B:
     Period Ended April 30, 1995(f)       1.000  .009(d)      -          .009      (.009)            -        (.009)          1.000

   PRINCOR UTILITIES FUND, INC.

       Class A:
     Six Months Ended April 30, 1995      9.25   .25(d)      .41         .66       (.25)             -       (.25)           9.66
     Year  Ended October 31, 1994        11.45   .46(d)    (2.19)      (1.73)      (.45)          (.02)      (.47)           9.25
     Period Ended October 31, 1993(e)    10.18   .35(d)     1.27        1.62       (.35)             -       (.35)          11.45

       Class B:
     Period Ended April 30, 1995(f)       9.20   .21(d)      .48         .69       (.24)             -       (.24)           9.65

   See accompanying notes.

FINANCIAL HIGHLIGHTS

Selected data for a share of Capital Stock outstanding throughout each period:

                                                 Ratios/Supplemental Data

                                                                            Ratio of Net
                                                                Ratio of    Investment
                                                 Net Assets at Expenses to   Income to  Portfolio
                                        Total    End of Period   Average      Average   Turnover
                                       Return(b)(in thousands) Net Assets   Net Assets    Rate


   PRINCOR HIGH YIELD FUND, INC.

       Class A:
     Six Months Ended April 30, 1995   6.17%(c)  $  21,424     1.54%(a)      8.84%(a)   58.4%(a)
     Year Ended October 31,
       1994                            1.45%        19,802     1.46%         7.82%      27.2%
       1993                           11.66%        19,154     1.35%         8.57%      23.4%
       1992                           14.35%        16,359     1.41%         9.69%      28.2%
       1991                           25.63%        13,195     1.50%        12.06%      14.2%
       1990                          (14.51)%        9,978     1.45%        12.99%      15.8%

       Class B:
     Period Ended April 30, 1995(f)    2.97%(c)        133     2.40%(a)      8.34%(a)   52.4%(a)

   PRINCOR TAX-EXEMPT BOND FUND, INC.

       Class A:
     Six Months Ended April 30, 1995   8.21%(c)    174,714      .93%(a)      5.85%(a)   20.0%(a)
     Year Ended October 31,
       1994                           (7.41)%      171,425      .91%         5.49%      20.6%
       1993                           15.70%       177,480      .89%         5.45%      20.3%
       1992                            7.76%       106,661      .99%         5.96%      22.9%
       1991                           13.09%        62,755     1.01%         6.24%      13.1%
       1990                            4.06%        46,846     1.11%         6.31%       2.6%

       Class B:
     Period Ended April 30, 1995(f)    6.48%(c)      1,496     1.67%(a)      4.92%(a)   20.0%(a)

   PRINCOR TAX-EXEMPT CASH MANAGEMENT FUND, INC.

       Class A:
     Six Months Ended April 30, 1995   1.58%(c)    95,601       .68%(a)(d)   3.18%(a)     N/A
     Year Ended October 31,
       1994                            2.11%       79,736       .67%(d)      2.08%        N/A
       1993                            1.99%       79,223       .66%(d)      1.96%        N/A
       1992                            2.86%       69,224       .65%(d)      2.84%        N/A
       1991                            4.36%       71,469       .61%(d)      4.27%        N/A
       1990                            5.40%       58,301       .71%(d)      5.26%        N/A

       Class B:
     Period Ended April 30, 1995(f)     .93%(c)        26      1.51%(a)(d)   2.52%(a)     N/A

   PRINCOR UTILITIES FUND, INC.

       Class A:
     Six Months Ended April 30, 1995   7.30%(c)     59,905     1.03%(a)(d)   5.31%(a)    7.9%(a)
     Year  Ended October 31, 1994    (15.20)%       56,747     1.00%(d)      4.89%      13.8%
     Period Ended October 31, 1993(e) 15.92%(c)     50,372     1.00%(a)(d)   4.48%(a)    4.3%(a)

       Class B:
     Period Ended April 30, 1995(f)    3.47%(c)      1,426     1.78%(a)(d)   4.00%(a)    7.9%(a)

   See accompanying notes.

Notes to Financial Highlights

(a) Computed on an annualized basis.

(b) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c) Total return amounts have not been annualized.

(d) Without the Manager's voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the following funds would have had per share net investment income and the ratios of expenses to average net assets as shown:

                        Year,   Per Share  Ratio of Expenses
                       Except  Net Invest-  to Average Net   Amount
        Fund          as Noted ment Income     Assets       Waived


Princor Tax-Exempt Cash
Management Fund, Inc.
     Class A           1995*   $.015           .87%        $  86,760
                       1994     .019           .85%          150,515
                       1993     .018           .83%          131,442
                       1992     .026           .82%          134,497
                       1991     .040           .83%          147,279
                       1990     .050           .96%          123,656

     Class B           1995(f)  .007          2.30%               56

Princor Utilities Fund, Inc.
     Class A           1995*   .23            1.44%          118,002
                       1994    .41            1.50%          284,836
                       1993(e) .32            1.54%          139,439

     Class B           1995(f) .20            2.14%              774

*Period from 10/31/94 through 4/30/95.

(e) Period from December 16, 1992, date shares first offered to public, through October 31, 1993. Net investment income, aggregating $.05 per share for the period from the initial purchase of shares on November 16, 1992 through December 15, 1992, was recognized, none of which was distributed to its sole stockholder, Principal Mutual Life Insurance Company, during the period. Additionally, the fund incurred unrealized gains on investments of $.13 per share during the initial interim period. This represented activities of the fund prior to the initial public offering of fund shares.

(f) Period from December 9, 1994, date Class B shares first offered to the public, through April 30, 1995. Certain of the Income Funds Class B shares recognized net investment income as follows, for the period from the initial purchase of Class B shares on December 5, 1994 through December 8, 1994, none of which was distributed to the sole shareholder, Princor Management
    Corporation. Additionally, the Income Funds Class B shares incurred unrealized loss during the initial interim period as follows. This represented Class B share activities of each fund prior to the initial public offering of Class B shares:

                                   Per Share       Per Share
                                Net Investment    Unrealized
             Fund                   Income          (Loss)


    Princor High Yield Fund, Inc.     .01            (.03)
    Princor Tax-Exempt
       Bond Fund, Inc.                 -             (.05)
    Princor Utilities Fund, Inc.      .01            (.01)

Special Offer of Class A Shares of Princor Funds

     During the period ending August 31, 1995, a reduced sales charge as designated in the table below is available for purchases of Class A shares of any of the Funds to the extent that the investment represents the proceeds from a total surrender of the Pension Builder Annuity Contract, an unregistered fixed annuity contract issued by Principal Mutual Life Insurance Company.

                                                           Sales Charge as % of:

                                                                                  Net
                                                      Offering                  Amount              Dealer Allowance as %
            Amount  of  Purchase                        Price                  Invested               of Offering Price

     Less than $500,000                                2.50%                    2.56%                       2.10%
     $500,000 but less than $1,000,000                 1.50%                    1.52%                       1.25%
     $1,000,000 or more                             No Sales Charge               0                        Negotiated

     Also during the period ending June 30, 1995, investors may purchase Class A shares of the Funds at net asset value to the extent that this investment represents the proceeds of a redemption, within the preceding 60 days, of shares (the purchase price of which shares included a front-end sales charge on the redemption of which was subject to a contingent deferred sales charge) of another investment company if those shares were purchased through Hamilton Investments from offices of Household Bank Services Group. When making a purchase at net asset value pursuant to this provision, the investor must forward to Princor either (i) the redemption check representing the proceeds of the shares redeemed, endorsed to the order of Princor Financial Services Corporation, or (ii) a copy of the confirmation from the other investment company showing the redemption transactions. In the case of a wire purchase pursuant to this provision, a copy of the confirmation from the other investment company showing the redemption must be forwarded to and received by Princor within 21 days following the date of purchase. If the confirmation is not provided within the 21-day period, a sufficient number of shares will be redeemed from the shareholders account to pay the otherwise applicable sale charge.

THE PRINCOR FAMILY OF MUTUAL FUNDS



     Principal Mutual Life Insurance Company has sponsored the development of a number of mutual funds. The funds which make up the Princor family of mutual funds and a brief description of their respective investment objectives are provided below. For more complete information about any of the funds, including charges and expenses, obtain a prospectus from Princor Financial Services Corporation, The Principal Financial Group, Des Moines, Iowa 50392-0200 (telephone 1-800-247-4123). Please read it carefully before you invest or send money.

GROWTH FUNDS                             INVESTMENT OBJECTIVE

     Princor  Balanced Fund    To seek the generation of a total return
                               consisting of current income and capital appreciation while assuming reasonable risks in furtherance of this objective.

     Princor Blue Chip Fund    To seek growth of capital and growth of income
                               by investing primarily in common stocks
                               of well capitalized, established companies.

     Princor Capital           To seek long-term capital appreciation and a
     Accumulation Fund         secondary objective of growth of investment
                               income.

     Princor Emerging          To seek capital appreciation by investing
     Growth Fund               primarily in securities of emerging and other
                               growth oriented companies.

     Princor Growth Fund To seek growth of capital with realization of current income incidental to the objective of growth of capital.

     Princor World Fund To seek long-term growth of capital by investing in a portfolio of equity securities of companies domiciled in any of the nations of the world.

INCOME FUNDS

     Princor Bond Fund To seek as high a level of income as is consistent with preservation of capital and prudent investment risk.

     Princor Cash Management Fund To seek as high a level of current income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing in a portfolio of money market instruments.

     Princor Government Securities Income Fund To seek a high level of current income, liquidity and safety of principal.

     Princor High Yield Fund To seek high current income. Capital growth is a secondary objective when consistent with seeking high current income.

     Princor Tax-Exempt Bond Fund To seek as high a level of current income exempt from federal taxation as is consistent with preservation of capital.

     Princor Tax-Exempt Cash Management Fund To seek, through investment in a professionally-managed portfolio of high quality short- term Municipal Obligations, as high a level of current interest income exempt from federal incometax as is consistent with stability of principal and mainte nance of liquidity.

     Princor Utilities Fund To seek current income and long-term growth of income and capital by investing primarily in equity and fixed income securities of companies in the public utilities industry.